                                             Filed Pursuant to Rule 424(b)(2)
                                             Registration File No.: 333-07657

PROSPECTUS SUPPLEMENT
APRIL 8, 1997
(TO PROSPECTUS DATED AUGUST 15, 1996)

                                 $300,000,000
                      DONALDSON, LUFKIN & JENRETTE, INC.
                              MEDIUM-TERM NOTES
                  DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

   Donaldson, Lufkin & Jenrette, Inc. (the "Company") may from time to time offer its Medium-Term Notes (the "Notes"), in an aggregate principal amount (or in the case of Notes issued at a discount from the principal amount, an aggregate initial offering price) of up to $300,000,000, or the equivalent thereof in one or more other currencies, currency units or composite currencies, subject to reduction as a result of the sale of certain other Debt Securities and Preferred Stock. See "Plan of Distribution." Unless otherwise indicated in the applicable Pricing Supplement, the interest rate on each Note will be either a fixed rate established by the Company at the date of issue of such Note, which may be zero in the case of certain Original Issue Discount Notes (as defined herein), or a floating rate as set forth therein and specified in the applicable Pricing Supplement. Notes may also be issued as otherwise described under "Description of Notes."

   The interest rate or rates and/or interest rate formula or formulae, if any, issue price, stated maturity, and other variable terms of the Notes will be established by the Company prior to the date of issuance of such Notes and will be specified in the applicable Pricing Supplement. Interest rates and interest rate formulae are subject to change by the Company, but no such change will affect any Note which the Company has already issued or has agreed to issue. Original Issue Discount Notes may provide that holders of such Notes will not receive periodic payments of interest. See "Description of Notes--Original Issue Discount Notes." Each Note will mature on a day nine months or more from the date of issue, as set forth in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, the Notes may not be redeemed by the Company or repaid by the Company at the option of the holders prior to maturity. Notes denominated in U.S. dollars will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. The authorized denominations of Notes not denominated in U.S. dollars and any terms relating to such Notes will be set forth in the applicable Pricing Supplement.

   Each Note will be issued only in fully registered form and will be represented either by a global security registered in the name of a nominee of The Depository Trust Company, as Depositary (a "Book-Entry Note"), or by a certificate issued in definitive form (a "Certificated Note"), as set forth in the applicable Pricing Supplement. Beneficial interests in global securities representing Book-Entry Notes will be shown on, and transfers thereof will be effected through, the records maintained by the Depositary (with respect to participants' interests) and its participants. Book-Entry Notes will not be issuable as Certificated Notes except in limited circumstances. See "Description of Debt Securities--Book-Entry System" in the accompanying Prospectus.

   SEE "FOREIGN CURRENCY RISKS" BEGINNING ON PAGE S-22 HEREOF FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT, ANY PRICING SUPPLEMENT OR THE PROSPECTUS TO WHICH IT RELATES. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.
-----------------------------------------------------------------------------

               PRICE TO THE    AGENTS' DISCOUNTS       PROCEEDS TO THE
                PUBLIC(1)      OR COMMISSIONS(2)          COMPANY(3)
-----------  --------------  -------------------  ------------------------
Per Note  ..       100%          0.125%-0.875%         99.875%-99.125%
Total(4)  ..   $300,000,000   $375,000-$2,625,000 $299,625,000-$297,375,000
-----------  --------------  -------------------  ------------------------

(1) Unless otherwise specified in the applicable Pricing Supplement, Notes will be sold at 100% of their principal amount. If the Company issues any Note at a discount from or at a premium over its principal amount, the Price to Public of such Note will be set forth in the applicable Pricing Supplement.
(2) Unless otherwise specified in the applicable Pricing Supplement, the commission payable to an Agent (as defined below) for each Note sold through such Agent shall range from 0.125% to 0.875% of the principal amount of such Note. The Company may also sell Notes to an Agent, as principal, at negotiated discounts, for resale to one or more investors or other purchasers at fixed offering prices or at varying prices related to prevailing market prices at the time of resale or otherwise, as determined by such Agent. Unless otherwise indicated in the applicable Pricing Supplement, any Note sold to an Agent as principal shall be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to any agency sale of a Note of identical maturity. The Company has agreed to indemnify each Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Plan of Distribution."
(3)   Before deducting expenses payable by the Company estimated at $482,500.
(4) Or the equivalent thereof in other currencies, currency units or composite currencies.

   The Notes are being offered on a continuing basis by the Company through Donaldson, Lufkin & Jenrette Securities Corporation and certain other agents listed herein (individually, an "Agent" and, collectively, the "Agents"), each of which has agreed to use its reasonable efforts to solicit purchases of the Notes. The Company has reserved the right (i) to sell Notes directly to investors in those jurisdictions in which the Company is so permitted and
(ii) to accept (but not solicit) offers to purchase Notes from time to time through one or more additional agents or dealers, acting either as principal or agent, on substantially the same terms as those applicable to sales of Notes to or through the Agents. Unless otherwise specified in the applicable Pricing Supplement, the Notes will not be listed on any securities exchange, and there can be no assurance that the Notes offered hereby will be sold or that there will be a secondary market for the Notes. The Company reserves the right to withdraw, cancel or modify the offer made hereby without notice. No termination date for the offering of the Notes has been established. The Company may reject any offer in its sole discretion, or an Agent may reject any offer it reasonably considers to be unacceptable, in whole or in part. See "Plan of Distribution."

                         DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

   CERTAIN PERSONS PARTICIPATING IN THE DISTRIBUTION OF THE NOTES MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE NOTES OR OTHER DEBT SECURITIES. SPECIFICALLY, THE AGENTS MAY OVERALLOT IN CONNECTION WITH THE OFFERING, AND MAY BID FOR, AND PURCHASE, NOTES IN THE OPEN MARKET.

   References herein to "U.S. dollars" or "U.S. $" or "$" are to the lawful currency of the United States of America.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   The Company's Annual Report on Form 10-K for the year ended December 31, 1996, previously filed by the Company with the Commission, is incorporated by reference in this Prospectus.

   All documents filed by the Company after the date of this Prospectus Supplement pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the termination of the offering of the Notes offered hereby, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus and this accompanying Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statements as modified or superseded shall be deemed, except as so modified or superseded, to constitute a part of the Prospectus and this accompanying Prospectus Supplement.

   The Company will provide without charge to each person to whom a copy of the Prospectus and this accompanying Prospectus Supplement is delivered, upon written or oral request of such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in the Prospectus and this accompanying Prospectus Supplement (other than certain exhibits to such documents). Requests for such documents should be directed to Donaldson, Lufkin & Jenrette, Inc., 277 Park Avenue, New York, New York 10172, Attention: Corporate Secretary (Telephone: (212) 892-3000).

                             DESCRIPTION OF NOTES

GENERAL

   The following description of the particular terms of the Notes offered hereby (referred to in the accompanying Prospectus as the "Debt Securities") supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Debt Securities set forth in the Prospectus, to which description reference is hereby made. Unless otherwise specified in the applicable Pricing Supplement, the Notes will have the terms described below, except that references to interest payments and interest-related information do not apply to certain Original Issue Discount Notes. See "--Original Issue Discount Notes."

   The Notes will be issued under an Indenture dated as of October 25, 1995 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The following summaries of certain provisions of the Indenture do not purport to be complete, and are subject to, and are qualified in their entirety by reference to, all the provisions of the Indenture, including the definitions therein of certain terms.

   The Notes will be direct, unsecured and unsubordinated obligations of the Company. Except as described under "Description of Debt Securities--Negative Pledge" in the accompanying Prospectus, the Notes will not limit other indebtedness or securities which may be incurred or issued by the Company or any of its subsidiaries or contain financial or similar restrictions on the Company or any of its subsidiaries. The operations of the Company are conducted through its subsidiaries, and therefore, the Company is dependent upon the earnings and cash flow of its subsidiaries to meet its obligations, including obligations under the Notes. The Notes will be effectively subordinated to all indebtedness of the Company's subsidiaries. The Company's rights and the rights of its creditors, including holders of Notes, to participate in the distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization will be subject to prior claims of such subsidiary's creditors, including trade creditors, except to the extent the Company may itself be a creditor with reorganized claims against such subsidiary.

   This Prospectus Supplement and any Pricing Supplement, may be used in connection with the offer and sale from time to time of Notes in an aggregate initial public offering price of up to U.S. $300,000,000 or the equivalent thereof in other currencies, currency units or composite currencies (provided that, with respect to Original Issue Discount Notes, the initial offering price of such Notes shall be used in calculating the aggregate principal amount of Notes offered hereunder). The aggregate principal amount of Notes authorized to be issued hereunder may be increased by the Company from time to time. The aggregate principal amount of Notes authorized to be issued under this Prospectus Supplement is subject to reduction as a result of the sale by the Company after the date of this Prospectus Supplement of other issues of Debt Securities and Preferred Stock (as defined in the Prospectus) from time to time as described in the accompanying Prospectus. See "Plan of Distribution" herein and in the accompanying Prospectus.

   The Pricing Supplement relating to a Note will describe the following terms: (i) the currency, currency unit or composite currency in which such
Note is denominated (the "Specified Currency") and, if other than the Specified Currency, the currency, currency unit or composite currency in which payments of principal and interest on such Note will be made (and, if the Specified Currency is other than U.S. dollars, certain other terms relating to such Note (a "Foreign Currency Note") and such Specified Currency); (ii) whether such Note bears a fixed rate of interest (a "Fixed Rate Note") or bears a floating rate of interest (a "Floating Rate Note") (including whether such Note is a Regular Floating Rate Note, a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note (each as defined below)); (iii) the price at which such Note will be issued (the "Issue Price"); (iv) the date on which such Note will be issued (the "Original Issue Date"); (v) the date on which such Note will mature; (vi) if such Note is a Fixed Rate Note, the rate per annum at which such Note will bear interest, if any, and whether the maturity thereof is extendible; (vii) if such Note is a Floating Rate Note, the Interest Rate Basis, the Initial Interest Rate, the Interest Payment Dates, the Index Maturity, the Spread and/or Spread Multiplier, if any (each as defined below), and any other terms relating to the particular method of calculating the interest rate for such Note; (viii) if such Note is an Indexed Note (as defined below), the terms relating to the particular Note; (ix) if such Note is a Dual Currency Note (as defined below) the terms relating to the particular

 Note; (x) if such Note is an Amortizing Note (as defined below), the amortization schedule and any other terms relating to the particular Note;
(xi) whether such Note is an Original Issue Discount Note; (xii) whether such Note may be redeemed at the option of the Company, or repaid at the option of the holder, prior to its stated maturity as described under "--Optional Redemption" and "--Repayment at the Noteholders' Option; Repurchase" below and, if so, the provisions relating to such redemption or repayment, including, in the case of any Original Issue Discount Notes, the information necessary to determine the amount due upon redemption or repayment; (xiii) any relevant tax consequences associated with the terms of the Notes which have not been described under "United States Tax Considerations" below; and
(xiv) any other terms of such Note not inconsistent with the provisions of the Indenture.

   Subject to such additional restrictions as are described under "Special Provisions Relating to Foreign Currency Notes," each Note will mature on a day nine months or more from the date of issue, as specified in the applicable Pricing Supplement, as selected by the initial purchaser and agreed to by the Company. In the event that such maturity date of any Note or any date fixed for redemption or repayment of any Note (collectively, the "Maturity Date") is not a Business Day (as defined below), principal and interest payable at maturity or upon such redemption or repayment will be paid on the next succeeding Business Day with the same effect as if such Business Day were the Maturity Date. No interest shall accrue for the period from and after the Maturity Date to such next succeeding Business Day. Except as may be provided in the applicable Pricing Supplement and except for Indexed Notes, all Notes will mature at par.

   The Notes will be offered on a continuing basis, and will be issued in denominations of $1,000 and any integral multiples of $1,000 in excess thereof, unless otherwise specified in the applicable Pricing Supplement; provided, however, that Notes in Specified Currencies other than U.S. dollars shall be issued in such denominations as are set forth in the applicable Pricing Supplement. See "Special Provisions Relating to Foreign Currency Notes."

   Interest rates offered by the Company with respect to the Notes may differ depending upon, among other things, the aggregate principal amount of the Notes purchased in any single transaction.

   Notes will be issued in the form of (i) one or more fully registered global securities (each, a "Global Security") deposited with or on behalf of The Depository Trust Company ("DTC"), as Depositary, and registered in the name of a nominee of DTC (a "Book-Entry Note") or (ii) a certificate in definitive form (a "Certificated Note"), in each case as specified in the applicable Pricing Supplement. See "Description of Debt Securities--Book Entry System" in the Prospectus. Certificated Notes will not be exchangeable for Book-Entry Notes and, except under the circumstances described in the Prospectus under the caption "Description of Debt Securities--Book Entry System," Book-Entry Notes will not be exchangeable for Certificated Notes and will not otherwise be issuable as Certificated Notes.

   Principal of, premium, if any, and interest, if any, on any Notes payable in U.S. dollars will be payable in the manner described herein, the transfer of the Notes will be registrable, and Notes will be exchangeable for Notes bearing identical terms and provisions at the office of The Bank of New York, the Company's paying agent (the "Paying Agent," which term includes any successor paying agent appointed by the Company) and registrar for the Notes (the "Registrar," which term includes any successor registrar), currently located at 101 Barclay Street, Floor 21W, New York, New York 10286; provided, that payment of interest, other than interest at maturity or upon redemption or repayment, may be made by check mailed to the address of the person entitled thereto as it appears on the security register at the close of business on the Regular Record Date (as defined herein) corresponding to the relevant Interest Payment Date (as defined herein); provided, further, that Book-Entry Notes will be exchangeable only in the manner and to the extent set forth under "Description of Debt Securities--Book-Entry System" in the accompanying Prospectus. Notwithstanding the foregoing, (a) a depositary, as holder of Book-Entry Notes, shall be entitled to receive payments of interest by wire transfer of immediately available funds and (b) a holder of $5,000,000 (or, if the Notes are denominated in a Specified Currency other than U.S. dollars, the equivalent thereof in such Specified Currency) or more in aggregate principal amount of Certificated Notes having identical terms and provisions shall be entitled to receive payments of interest, other than interest due at maturity or upon redemption or repayment, if any, by wire transfer of immediately available funds into an account maintained by the holder in the United States, if appropriate wire transfer instructions have been received by the Paying Agent not less than ten days prior to the applicable Interest Payment Date. Certain additional payment provisions with respect to Foreign Currency Notes are described under "Special Provisions Relating to Foreign Currency Notes" below.

   The principal and interest payable in U.S. dollars on a Note at maturity or upon redemption or repayment will be paid by wire transfer of immediately available funds against presentation of the Note at the office of the Paying Agent, except as provided below under "--Repayment at the Noteholders' Option; Repurchase" and unless otherwise provided in the applicable Pricing Supplement.

OPTIONAL REDEMPTION

   Unless otherwise provided in the applicable Pricing Supplement, the Notes cannot be redeemed prior to maturity by the Company and will not be subject to any sinking fund. The Notes will be redeemable at the option of the Company prior to the maturity date thereof only if an "Initial Redemption Date" is specified in the applicable Pricing Supplement. If so specified, the Notes will be subject to redemption at the option of the Company on any date on and after the applicable Initial Redemption Date in whole or from time to time in part in increments of $1,000 or such other minimum denomination specified in such Pricing Supplement (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination), at the applicable Redemption Price (as defined herein), together with unpaid interest accrued to the date of redemption, on notice given not more than 60 nor less than 30 calendar days prior to the date of redemption and in accordance with the provisions of the Indenture. "Redemption Price" means, with respect to any Note, an amount equal to the Initial Redemption Percentage specified in the applicable Pricing Supplement (as adjusted by the Annual Redemption Percentage Reduction specified therein, if applicable) multiplied by the unpaid principal amount to be redeemed. The Initial Redemption Percentage, if any, applicable to a Note shall decline on each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed. The Redemption Price of Original Issue Discount Notes is described below under "--Original Issue Discount Notes."

   Foreign Currency Notes may be subject to different restrictions on redemption. See "Special Provisions Relating to Foreign Currency
Notes--Minimum Denominations, Restrictions on Maturities, Repayment and Redemption."

REPAYMENT AT THE NOTEHOLDERS' OPTION; REPURCHASE

   The Notes will be repayable by the Company at the option of the holders thereof prior to maturity only if one or more "Optional Repayment Date" is specified in the applicable Pricing Supplement. If so specified, the Notes will be subject to repayment at the option of the holders thereof on any Optional Repayment Date in whole or in part from time to time in increments of $1,000 or such other minimum denomination specified in the applicable Pricing Supplement (provided that any remaining principal amount thereof shall be at least $1,000 or such other minimum denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued to the date of repayment. For any Note to be repaid, such Note must be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its corporate trust office (or such other address of which the Company shall from time to time notify the holders of Notes) not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the holder will be irrevocable. The repayment price of Original Issue Discount Notes is described below under "--Original Issue Discount Notes." Notwithstanding the foregoing, the Company will comply with Section 14(e) under the Exchange Act, to the extent applicable, and any other tender offer rules under the Exchange Act which may then be applicable, in connection with any obligation of the Company to purchase Notes at the option of the holders thereof as described herein.

   Only the Depositary may exercise the repayment option in respect of Global Securities representing Book-Entry Notes. Accordingly, beneficial owners of Global Securities that desire to have all or any portion of the Book-Entry Notes represented by such Global Securities repaid must direct the participant of DTC through which they own their interest (each, a "Participant") to direct DTC to exercise the repayment option on their behalf by delivering the related Global Security and duly completed election form to the Trustee as aforesaid. In order to ensure that such Global Security and election form are received by the Trustee on a particular day, the applicable beneficial owner must so direct the Participant through which it owns its interest before such Participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, such beneficial owners should consult the Participants through which they own their interest for the respective deadlines for such Participants. All instructions given to Participants from beneficial owners of Global Securities relating to the option to elect repayment shall be irrevocable. In addition, at the time such instructions are given, each such beneficial owner shall cause the Participant through which it owns its interest to transfer such beneficial owner's interest in the Global Security or Securities representing the related Book-Entry Notes, on DTC's records, to the Trustee. See "Description of Debt Securities--Book-Entry System" in the accompanying Prospectus.

   Foreign Currency Notes may be subject to different restrictions on repayment. See "Special Provisions Relating to Foreign Currency
Notes--Minimum Denominations, Restrictions on Maturities, Repayment and Redemption."

   The Company may at any time purchase Notes at any price in the open market or otherwise. Notes purchased by the Company may, at its discretion, be held, resold or surrendered to the Registrar for cancellation.

INTEREST AND INTEREST RATES

 GENERAL

   Unless otherwise specified in the applicable Pricing Supplement, each Note will bear interest at either (a) a fixed rate or (b) a floating rate determined by reference to an Interest Rate Basis, which may be adjusted by a Spread and/or Spread Multiplier (each as defined below). Any Floating Rate Note may also have either or both of the following: (i) a maximum interest rate limitation, or ceiling, on the rate at which interest may accrue during any interest period; and (ii) a minimum interest rate limitation, or floor, on the rate at which interest may accrue during any interest period. The applicable Pricing Supplement will designate (a) a fixed rate per annum, in which case such Notes will be Fixed Rate Notes; or (b) one or more of the following Interest Rate Bases as applicable to such Notes, in which case such Notes will be Floating Rate Notes: (i) the CD Rate, in which case such Notes will be "CD Rate Notes;" (ii) the Commercial Paper Rate, in which case such Notes will be "Commercial Paper Rate Notes;" (iii) the Federal Funds Rate, in which case such Notes will be "Federal Funds Rate Notes;" (iv) LIBOR, in which case such Notes will be "LIBOR Notes;" (v) the Prime Rate, in which case such Notes will be "Prime Rate Notes;" (vi) the Treasury Rate, in which case such Notes will be "Treasury Rate Notes;" or (vii) such other interest rate basis or formula as is set forth in such Pricing Supplement.

   Each Note will bear interest from its date of issue or from the most recent date to which interest on such Note has been paid or duly provided for, at the annual rate or at a rate determined pursuant to an interest rate formula, stated therein, until the principal thereof is paid or made available for payment. Interest will be payable on each Interest Payment Date (except for certain Original Issue Discount Notes and except for Notes originally issued between a Regular Record Date and an Interest Payment Date) and at maturity or on redemption or repayment, if any. Unless otherwise indicated in the applicable Pricing Supplement, interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid with respect to the applicable Note) to but excluding the related Interest Payment Date or the Maturity Date, as the case may be.

   Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding the related Interest Payment date; provided, however, that (i) if the Company fails to pay such interest on such Interest Payment Date, such defaulted interest will be paid to the person in whose name such Note is registered at the close of business on the record date to be established for the payment of defaulted interest and (ii) interest payable at maturity, redemption or repayment will be payable to the person to whom principal shall be payable. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Interest rates and interest rate formulae are subject to change by the Company from time to time but no such change will affect any Note theretofore issued or which the Company has agreed to issue. Unless otherwise indicated in the applicable Pricing Supplement, the Interest Payment Dates and the Regular Record Dates for Fixed Rate Notes shall be as described below under "Fixed Rate Notes." The Interest Payment Dates for Floating Rate Notes shall be as indicated in the applicable Pricing Supplement and in such Note, and, unless otherwise specified in the applicable Pricing Supplement, each Regular Record Date for a Floating Rate Note will be the fifteenth calendar day (whether or not a Business Day) next preceding each Interest Payment Date (a "Regular Record Date").

 FIXED RATE NOTES

   Each Fixed Rate Note will bear interest at the annual rate specified therein and in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, the Interest Payment Dates for the Fixed Rate Notes will be on June 15 and December 15 of each year and the Regular Record Dates will be the fifteenth calendar day (whether or not a Business Day) next preceding each Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, interest on Fixed Rate Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date or Maturity Date for any Fixed Rate Note is not a Business Day, payment of interest, premium, if any, or principal otherwise payable on such Fixed Rate Note will be made on the next succeeding Business Day and no interest on such payment shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day.

 FLOATING RATE NOTES

   Unless otherwise specified in an applicable Pricing Supplement, Floating Rate Notes will be issued as described below. Each applicable Pricing Supplement will specify certain terms with respect to which such Floating Rate Note is being delivered, including: whether such Floating Rate Note is a Regular Floating Rate Note, an Inverse Floating Rate Note or a Floating Rate/Fixed Rate Note; the Interest Rate Basis or Bases, Initial Interest Rate, Interest Reset Dates, Interest Reset Period, Regular Record Dates, Interest Payment Dates, Index Maturity, maximum interest rate and minimum interest rate, if any, and the Spread and/or Spread Multiplier, if any, and if one or more of the specified Interest Rate Bases is LIBOR, the Index Currency, if any, as described below.

   The interest rate borne by the Floating Rate Notes will be determined as follows:

      (a) Unless such Floating Rate Note is designated as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, such Floating Rate Note will be designated a "Regular Floating Rate Note" and, except as described below or in an applicable Pricing Supplement, will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any. Unless otherwise specified in the applicable Pricing Supplement, commencing on the Initial Interest Reset Date, the rate at which interest on such Regular Floating Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

      (b) If such Floating Rate Note is designated as a "Floating Rate/Fixed Rate Note," then, except as described below or in an applicable Pricing Supplement, such Floating Rate Note will initially bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on such

     Floating Rate/Fixed Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date (as defined in the applicable Pricing Supplement) to the Maturity Date shall be the Fixed Interest Rate, if such rate is specified in the applicable Pricing Supplement, or if no such Fixed Interest Rate is so specified and the Floating Rate/Fixed Rate Note is still outstanding on such day, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date.

      (c) If such Floating Rate Note is designated as an "Inverse Floating Rate Note," then, except as described below or in an applicable Pricing Supplement, such Floating Rate Note will bear interest equal to the Fixed Interest Rate specified in the related Pricing Supplement minus the rate determined by reference to the Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, unless otherwise specified in the applicable Pricing Supplement, the interest rate thereon will not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on such Inverse Floating Rate Note is payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

   Notwithstanding the foregoing, if such Floating Rate Note is designated as having an Addendum attached as specified on the face thereof, such Floating Rate Note shall bear interest in accordance with the terms described in such Addendum and the applicable Pricing Supplement. See "--Other Provisions, Addenda" below.

   Unless otherwise provided in the applicable Pricing Supplement, each Interest Rate Basis shall be the rate determined in accordance with the applicable provisions below. Except as set forth above or in a Pricing Supplement, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined on the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined on the Interest Determination Date immediately preceding the next preceding Interest Reset Date.

   Interest on Floating Rate Notes will be determined by reference to an "Interest Rate Basis," which may be one or more of (i) the CD Rate, (ii) the Commercial Paper Rate, (iii) the Federal Funds Rate, (iv) LIBOR, (v) the Prime Rate, (vi) the Treasury Rate, or (vii) such other Interest Rate Basis or interest rate formula as may be set in the applicable Pricing Supplement; provided, however, that with respect to a Floating Rate/Fixed Rate Note, the interest rate commencing on the Fixed Rate Commencement Date and continuing, unless otherwise specified in the applicable Pricing Supplement, until the Maturity Date shall be the Fixed Interest Rate, if such rate is specified in the applicable Pricing Supplement, or if no such Fixed Interest Rate is so specified, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date. In addition, if so specified in the applicable Pricing Supplement, a Floating Rate Note may bear interest calculated based upon two or more Interest Rate Bases.

   The "Spread" is the number of basis points to be added to or subtracted from the related Interest Rate Basis or Bases applicable to such Floating Rate Note. The "Spread Multiplier" is the percentage of the related Interest Rate Basis or Bases applicable to such Floating Rate Note by which such Interest Rate Basis or Bases will be multiplied to determine the applicable interest rate on such Floating Rate Note. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the Interest Rate Basis or Bases will be calculated. The Spread, Spread Multiplier, Index Maturity and other variable terms of the Floating Rate Notes are subject to change by the Company from time to time, but no such change will affect any Floating Rate Note previously issued or as to which an offer has been accepted by the Company.

   Each applicable Pricing Supplement will specify whether the rate of interest on the related Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually, annually or such other specified period (each, an "Interest Reset Period") and the dates on which such interest rate will be reset (each, an "Interest Reset Date"). Unless otherwise specified in the applicable Pricing Supplement, the Interest Reset Date will be, in the case of Floating Rate Notes which reset: (i) daily, each Business Day; (ii) weekly, a Business Day that occurs in each week as specified in the applicable Pricing Supplement (with the exception of weekly reset Treasury Rate Notes, which will reset the Tuesday of each week except as specified below); (iii) monthly, a Business Day that occurs in each month as specified in the applicable Pricing Supplement; (iv) quarterly, a Business Day that occurs in each third month as specified in the applicable Pricing Supplement; (v) semiannually, a Business Day that occurs in each of two months of each year as specified in the applicable Pricing Supplement; and (vi) annually, a Business Day that occurs in one month of each year as specified in the applicable Pricing Supplement; provided, however, that, with respect to Floating Rate/Fixed Rate Notes, the fixed rate of interest in effect for the period from the Fixed Rate Commencement Date until the Maturity Date shall be the Fixed Interest Rate or the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date, as specified in the applicable Pricing Supplement. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis, in which case if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day. As used herein, "Business Day" means, unless otherwise specified in the applicable Pricing Supplement, any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York and (i) with respect to LIBOR Notes, such day is also a day on which dealings in U.S. dollars are transacted in the London Interbank Market (a "London Business Day"), (ii) with respect to Notes denominated in a Specified Currency other than U.S. dollars or ECUs, such day is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the principal financial center of the country of the Specified Currency, or (iii) with respect to Notes denominated in ECUs, a day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris.

   A Floating Rate Note may also have either or both of the following: (i) a maximum numerical limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum numerical limitation, or floor, on the rate at which interest may accrue during any interest period. In addition to any maximum interest rate that may be applicable to any Floating Rate Note pursuant to the above provisions, the interest rate on Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

   Except as provided below or in an applicable Pricing Supplement, interest will be payable in the case of Floating Rate Notes which reset: (i) daily, weekly or monthly, on a Business Day that occurs in each week or each month as applicable, as specified in the applicable Pricing Supplement, (ii) quarterly, on a Business Day that occurs in each third month, as specified in the applicable Pricing Supplement, (iii) semi-annually, on a Business Day that occurs in each of two months of each year as specified in the applicable Pricing Supplement and (iv) annually, on a Business Day that occurs in one month of each year, as specified in the applicable Pricing Supplement (each, an "Interest Payment Date") and, in each case, on the Maturity Date. If any Interest Payment Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be the next succeeding day that is a Business Day and no interest shall accrue for the period from and after such Interest Payment Date, except that if such Note is a LIBOR Note and if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, if any, will be made on the next succeeding Business Day, and no interest shall accrue for the period from and after such Maturity Date.

    All percentages resulting from any calculation on Floating Rate Notes will be to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

   With respect to each Floating Rate Note, accrued interest is calculated by multiplying its face amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from and including the later of (i) the date of issue and (ii) the last day to which interest has been paid or duly provided for to and including the last date for which accrued interest is being calculated as described in the immediately preceding paragraph. Unless otherwise specified in the applicable Pricing Supplement, the interest factor for each such day will be computed by dividing the interest rate applicable to such day by 360, in the case of Notes for which the Interest Rate Basis is the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR or the Prime Rate, or by the actual number of days in the year in the case of Notes for which the Interest Rate Basis is the Treasury Rate. The accrued interest factor for Notes for which the interest rate may be calculated with reference to two or more Interest Rate Bases will be calculated in each period by selecting one such Interest Rate Basis for such period in accordance with the provisions of the applicable Pricing Supplement.

   The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date with respect to such Interest Reset Period will be the rate determined on the "Interest Determination Date." Unless otherwise specified in the applicable Pricing Supplement, the Interest Determination Date with respect to the CD Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date for the related Note; and the Interest Determination Date with respect to LIBOR will be the second London Business Day preceding each Interest Reset Date. With respect to the Treasury Rate, unless otherwise specified in an applicable Pricing Supplement, the Interest Determination Date will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday on the week preceding the related Interest Reset Date, the related Interest Determination Date will be such preceding Friday; and provided, further, that if an auction falls on any Interest Reset Date then the related Interest Reset Date will instead be the first Business Day following such auction. Unless otherwise specified in the applicable Pricing Supplement, the Interest Determination Date pertaining to a Floating Rate Note the interest rate of which is determined with reference to two or more Interest Rate Bases will be the latest Business Day which is at least two Business Days prior to each Interest Reset Date for such Floating Rate Note. Each Interest Rate Basis will be determined and compared on such date, and the applicable interest rate will take effect on the related Interest Reset Date, as specified in the applicable Pricing Supplement.

   Unless otherwise provided for in the applicable Pricing Supplement, The Bank of New York will be the Calculation Agent (the "Calculation Agent," which term includes any successor calculation agent appointed by the Company), and for each Interest Reset Date will determine the interest rate with respect to any Floating Rate Note as described below. The Calculation Agent will notify the Company, the Paying Agent and the Trustee of each determination of the interest rate applicable to any such Floating Rate Note promptly after such determination is made. The Trustee will, upon the request of the holder of any Floating Rate Note, provide the interest rate then in effect and, if determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date relating to such Note. Unless otherwise specified in the applicable Pricing Supplement, the "Calculation Date," where applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be.

    Unless otherwise specified in the applicable Pricing Supplement, the Interest Rate Basis with respect to Floating Rate Notes will be determined by the Calculation Agent as follows:

   CD Rate Notes. CD Rate Notes will bear interest at the interest rate (calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any) specified in the CD Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, "CD Rate" means, with respect to any Interest Determination Date relating to a CD Rate Note, the rate on such date for negotiable certificates of deposit having the Index Maturity designated in the applicable Pricing Supplement as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)," or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Pricing Supplement as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" or any successor publication (the "Composite Quotations") under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or the Composite Quotations by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such Interest Determination Date, for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity designated in the applicable Pricing Supplement in an amount that is representative for a single transaction in that market at that time as quoted by three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the CD Rate with respect to such Interest Determination Date shall be the CD Rate as in effect on such Interest Determination Date.

   Commercial Paper Rate Notes. Commercial Paper Rate Notes will bear interest at the interest rate (calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any) specified in the Commercial Paper Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, "Commercial Paper Rate" means, with respect to any Interest Determination Date relating to a Commercial Paper Note, the Money Market Yield (as defined below) of the rate on that date for commercial paper having the Index Maturity designated in the applicable Pricing Supplement, as such rate shall be published in H.15(519), under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet available in either H.15(519) or Composite Quotations, then the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield corresponding to the arithmetic mean of the offered rates as of approximately 11:00 a.m., New York City time, on such Interest Determination Date for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency as quoted by three leading dealers of commercial paper in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as set forth above, the Commercial Paper Rate with respect to such Interest Determination Date shall be the Commercial Paper Rate in effect on such Interest Determination Date.

    "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                            D x 360
     Money Market Yield = ------------- x 100
                          360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the period for which interest is being calculated.

   Federal Funds Rate Notes. Federal Funds Rate Notes will bear interest at the interest rate (calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Federal Funds Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, the "Federal Funds Rate" means, with respect to any Interest Determination Date relating to a Federal Funds Rate Note, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate will be the rate on such Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or the Composite Quotations by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds as of 9:00 a.m., New York City time, on such Interest Determination Date arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Federal Funds Rate with respect to such Interest Determination Date shall be the Federal Funds Rate in effect on such Interest Determination Date.

   LIBOR Notes. LIBOR Notes will bear interest at the interest rate (calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any) specified in the LIBOR Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, "LIBOR" for each Interest Reset Date will be determined by the Calculation Agent as follows:

      (i) With respect to an Interest Determination Date relating to a LIBOR Note, LIBOR will be either: (A) if "LIBOR Telerate" is specified in the applicable Pricing Supplement or if such Pricing Supplement does not specify a source for LIBOR, the rate for deposits in the London interbank market in the Index Currency (as defined below) having the Index Maturity designated in the applicable Pricing Supplement commencing on the second London Business Day immediately following such Interest Determination Date that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on such Interest Determination Date, or (B) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the London interbank market in the Index Currency having the Index Maturity designated in the applicable Pricing Supplement and commencing on the second London Business day immediately following such Interest Determination Date that appear on the Designated LIBOR Page as of 11:00 a.m., London time, on such Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page. If no rate appears on the Designated LIBOR Page (or, in the case of clause (i)(B) above, if the Designated LIBOR Page by its terms provides for more than a single rate but fewer than two offered rates appear on such Page), LIBOR in respect of such Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

       (ii) With respect to an Interest Determination Date relating to a LIBOR Note to which the last sentence of clause (i) above applies, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in the applicable Pricing Supplement commencing on the second London Business Day immediately following such Interest Determination Date to prime banks in the London interbank market at approximately 11:00 a.m., London time on such Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. (or such other time specified in the applicable Pricing Supplement), in the applicable Principal Financial Center (as defined below), on such Interest Determination Date for loans made in the Index Currency to leading European banks having the Index Maturity designated in the applicable Pricing Supplement commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time by three major banks in such Principal Financial Center selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such Interest Determination Date will be LIBOR in effect on such Interest Determination Date.

   "Index Currency" means the currency (including currency units and composite currencies) specified in the applicable Pricing Supplement as the currency with respect to which LIBOR shall be calculated. If no such currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S. dollars.

   "Designated LIBOR Page" means the display on Page 3750 (or such other page as is specified in the applicable Pricing Supplement) of the Dow Jones Telerate Service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency (or such other page as may replace that page on that service for the purpose of displaying such rates), unless "LIBOR Reuters" is designated in the applicable Pricing Supplement, in which case the Designated LIBOR Page shall be the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency.

   Unless provided otherwise in the applicable Pricing Supplement, "Principal Financial Center" will be the capital city of the country of the specified Index Currency, except that with respect to U.S. dollars and ECUs, the Principal Financial Center shall be The City of New York and Brussels, respectively.

   Prime Rate Notes. Prime Rate Notes will bear interest at the interest rate (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, "Prime Rate" means, with respect to any Interest Determination Date, the rate set forth in H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate for such Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Interest Determination Date as quoted on the Reuters Screen NYMF Page on such Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen NYMF Page for such Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote such rate or rates. "Reuters Screen NYMF Page" means the display designated as Page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

   Treasury Rate Notes. Treasury Rate Notes will bear interest at the interest rate (calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any) specified in the Treasury Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, the "Treasury Rate" means, with respect to any Interest Determination Date relating to a Treasury Rate Note, the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity designated in the applicable Pricing Supplement, as published in H.15(519) under the heading "Treasury Bills--auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate on such Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity designated in the applicable Pricing Supplement are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers (which may include one or more of the Agents) selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity designated in the applicable Pricing Supplement; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the Treasury Rate with respect to such Interest Determination Date will be the Treasury Rate in effect on such Interest Determination Date.

INDEXED NOTES

   Notes also may be issued with the principal amount payable at maturity or interest to be paid thereon, or both, to be determined with reference to the price or prices of specified commodities or stocks, the exchange rate of the Specified Currency relative to one or more other currencies, currency units or composite currencies specified in the Prospectus Supplement, or such other price or exchange rate as may be specified in such Note ("Indexed Notes"), as set forth in a Pricing Supplement relating to such Indexed Notes. In certain cases, holders of such Indexed Notes may receive a principal amount on the Maturity Date that is greater than or less than the face amount of the Indexed Notes, or an interest rate that is greater than or less than the stated interest rate on the Indexed Notes, or both, depending upon the structure of the Indexed Note and the relative value on the Maturity Date or at the relevant Interest Payment Date, as the case may be, of the specified indexed item. Information as to the method for determining the principal amount payable on the Maturity Date, the manner of determining the interest rate, certain historical information with respect to the specified indexed item and tax considerations associated with an investment in Indexed Notes will be set forth in the applicable Pricing Supplement.

   An investment in Indexed Notes entails significant risks that are not associated with similar investments in a conventional fixed-rate debt security. If the interest rate of an Indexed Note is indexed, it may result in an interest rate that is less than that payable on a conventional fixed-rate debt security issued by the Company at the same time, including the possibility that no interest will be paid, and, if the principal amount of an Indexed Note is indexed, the principal amount payable at maturity may be less than the original purchase price of such Indexed Note, including the possibility that no principal will be paid (but in no event shall the amount of interest or principal paid with respect to an Indexed Note be less than zero). Additionally, if the formula used to determine the principal amount or interest payable with respect to such Indexed Notes contains a multiple or leverage factor, the effect of any change in the applicable currency, commodity or interest rate index may be increased. See "Foreign Currency Risks."

DUAL CURRENCY NOTES

   Dual Currency Notes are Notes as to which the Company has a one time option, exercisable on a specified date (the "Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms, of making all payments of principal, premium, if any, and interest after the exercise of such option, whether at maturity or otherwise (which payments would otherwise be made in the face amount currency of such Notes specified in the applicable Pricing Supplement), in the optional payment currency specified in the applicable Pricing Supplement ("Dual Currency Notes"). The terms of the Dual Currency Notes together with information as to the relative value of the face amount currency compared to the optional payment currency and as to tax considerations associated with an investment in Dual Currency Notes will also be set forth in the applicable Pricing Supplement.

   If the Company elects on any Option Election Date specified in the applicable Pricing Supplement to pay in the optional payment currency instead of the face amount currency, payments of interest, premium, if any, and principal made after such Option Election Date may be worth less, at the then-current exchange rate, than if the Company had made such payment in the face amount currency. See "Foreign Currency Risks."

RENEWABLE NOTES

   The Company may also issue from time to time variable rate renewable Notes ("Renewable Notes") which will mature on an Interest Payment Date specified in the applicable Prospectus Supplement unless the maturity of all or a portion of the principal amount thereof is extended in accordance with the procedures set forth in the applicable Pricing Supplement.

EXTENSION OF MATURITY

   The Pricing Supplement relating to each Fixed Rate Note (other than an Amortizing Note) will indicate whether the Company has the option to extend the maturity of such Fixed Rate Note for one or more periods of one or more whole years up to but not beyond the final Maturity Date set forth in such Pricing Supplement. If the Company has such option with respect to any such Fixed Rate Note, the procedures will be as set forth in the applicable Pricing Supplement.

AMORTIZING NOTES

   Amortizing Notes are Notes for which payments combining principal and interest are made in installments over the life of the Note ("Amortizing Notes"). Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. Further information concerning additional terms and conditions of any issue of Amortizing Notes will be provided in the applicable Pricing Supplement. A table setting forth repayment information in respect of each Amortizing Note will be included in the applicable Pricing Supplement and set forth on such Notes.

ORIGINAL ISSUE DISCOUNT NOTES

   The Company may offer Notes ("Original Issue Discount Notes") from time to time at an issue price (as specified in the applicable Pricing Supplement) that is less than 100% of the principal amount thereof (i.e., par). Original Issue Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the issue price of an Original Discount Note and par is referred to herein as the "Discount." In the event of redemption, acceleration or acceleration of maturity of an Original Issue Discount Note, the amount payable to the holder of such Original Issue Discount Note will be equal to the sum of (i) the issue price (increased by any accruals of Discount) and, in the event of any redemption by the Company of such Original Issue Discount Note (if applicable), multiplied by the Initial Redemption Percentage specified in the applicable Pricing Supplement (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (ii) any unpaid interest on such Original Issue Discount Note accrued from the date of issue to the date of such redemption, repayment or acceleration of maturity.

   Unless otherwise specified in the applicable Pricing Supplement, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for an Original Issue Discount Note, such Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Original Issue Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to such Original Issue Discount Note and an assumption that the maturity of such Original Issue Discount Note will not be accelerated. If the period from the date of issue to the initial Interest Payment Date for an Original Issue Discount Note (the "Initial Period") is shorter than the compounding period for such Original Issue Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable Discount may differ from the accrual of original issue discount for purposes of the Internal Revenue Code of 1986, as amended (the "Code").

   Certain Original Issue Discount Notes may not be treated as having original issue discount for federal income tax purposes, and Notes other than Original Issue Discount Notes may be treated as issued with original issue discount for federal income tax purposes. See "United States Tax
Considerations."

OTHER PROVISIONS, ADDENDA

   Any provisions with respect to Notes, including the determination of an Interest Rate Basis, the specification of Interest Rates Basis, calculation of the interest rate applicable to a Floating Rate Note, its Interest Payment Dates or any other matter relating thereto may be modified by the terms specified under "Other Provisions" on the face thereof or in an Addendum relating thereto, if so specified on the face thereof and in the applicable Pricing Supplement.

GOVERNING LAW

   The Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

            SPECIAL PROVISIONS RELATING TO FOREIGN CURRENCY NOTES

GENERAL

   Unless otherwise specified in the applicable Pricing Supplement, the following provisions shall apply to Foreign Currency Notes which are in addition to, and to the extent inconsistent therewith replace, the description of general terms and provisions of the Notes set forth herein and in the Prospectus.

   Foreign Currency Notes may be issued as either Certificated Notes or Book-Entry Notes. Unless otherwise indicated in the applicable Pricing Supplement, payment of the purchase price of Foreign Currency Notes will be made in immediately available funds in the Specified Currency, as described below.

PAYMENT CURRENCY

   Unless otherwise indicated in the applicable Pricing Supplement, purchasers are required to pay for Foreign Currency Notes in the Specified Currency. Currently, there are limited facilities in the United States for the conversion of U.S. dollars into foreign currencies. Therefore, unless otherwise indicated in the applicable Pricing Supplement, the exchange rate agent appointed by the Company and identified in the applicable Pricing Supplement (the "Exchange Rate Agent," which term includes any successor exchange rate agent appointed by the Company) will arrange for the conversion of U.S. dollars into a Specified Currency on behalf of any purchaser of a Foreign Currency Note to enable a prospective purchaser to deliver the Specified Currency in payment for such Foreign Currency Note. The Exchange Rate Agent must receive a request for any such conversion on or prior to the third Business Day preceding the date of delivery of the Foreign Currency Note. All costs of such exchange will be borne by such purchaser.

   Unless the holder of such Foreign Currency Note elects to receive payments in the Specified Currency, payments made by the Company of principal of, premium, if any, and interest, if any, on a Foreign Currency Note will be made in U.S. dollars. Such U.S. dollar amount to be received by a holder will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to the holders of Notes scheduled to receive U.S. dollar payment and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, payments to holders will be made in the Specified Currency.

   A holder of a Foreign Currency Note may elect to receive such payments in the Specified Currency by submitting a written request, which may apply to one or more payment dates, for such payment to the Paying Agent on or prior to the Regular Record Date relating to an Interest Payment Date or at least ten calendar days prior to the applicable Maturity Date, as the case may be. Once made, such election is irrevocable as to the next succeeding payment date; if such election applied to more than one payment date, such election may thereafter be revoked as to all but the next succeeding payment date so long as the Exchange Rate Agent is notified of such revocation in writing on or prior to the Regular Record Date relating to an Interest Payment Date or at least ten calendar days prior to the applicable Maturity Date, as the case may be. The costs of any such conversion will be borne by the holder of a Foreign Currency Note through deductions from such payments.

   Banks in the United States offer non-U.S. dollar denominated checking or savings account facilities in the United States only on a limited basis. Accordingly, unless otherwise indicated in the applicable Pricing Supplement, payments of principal of, premium, if any, and interest, if any, on, Foreign Currency Notes to be made in a Specified Currency other than U.S. dollars will be made to an account at a bank outside the United States, unless alternative arrangements are made.

   If a Specified Currency is not available to the Company for making payments of principal, premium, if any, or interest, if any, on any Foreign Currency Note with respect to which a holder has validly elected to receive such payment in the relevant Specified Currency, due to the imposition of exchange controls or other circumstances beyond the control of the Company, or is no longer used by the government of the country issuing, or authority sponsoring, such Specified Currency or for the settlement of transactions by public institutions in the international banking community, then the Company will be entitled to satisfy its obligations to holders of such Foreign Currency Notes by making such payments in U.S. dollars on the basis of the noon U.S. dollar buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York, as determined by the Exchange Rate Agent on the date of such payment or, if such rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default.

   All determinations referred to above made by the Company or the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes.

   Specific information about the currency, currency unit or composite currency in which a particular Foreign Currency Note is denominated, including historical exchange rates and a description of the currency and any exchange controls, will be set forth in the applicable Pricing Supplement. The information therein concerning exchange rates is furnished as a matter of information only and should not be regarded as indicative of the range of or trends in fluctuations in currency exchange rates that may occur in the future.

MINIMUM DENOMINATIONS, RESTRICTIONS ON MATURITIES, REPAYMENT AND REDEMPTION

   Notes denominated in Specified Currencies other than U.S. dollars will have such minimum denominations and be subject to such restrictions on maturities, repayment and redemption as are set forth in the applicable Pricing Supplement. Any other restrictions applicable to Notes denominated in Specified Currencies other than U.S. dollars, including restrictions related to the distribution of such Notes, will be set forth in the related Pricing Supplement.

NOTES DENOMINATED IN ECU

 THE ECU

   Subject to the provisions under "--Payment in a Component Currency" below, the ECU in which the Notes may be denominated or may be payable is the same as the ECU that is from time to time used as the unit of account of the European Community (the "EC"). Changes to the ECU may be made by the European Communities, in which event the ECU will change accordingly.

   Under Article 109G of the treaty establishing the European Community, as amended by the Treaty on European Union (the "Treaty"), the currency composition of the ECU may not be changed. The Treaty contemplates that European monetary union will occur in three stages, the second of which began on January 1, 1994 with the entry into force of the Treaty on European Union. The Treaty provides that, at the start of the third stage of European monetary union, the value of the ECU as against the currencies of the member states participating in the third stage will be irrevocably fixed, and the ECU will become a currency in its own right. In contemplation of that third stage, the European Council meeting in Madrid on December 16, 1995 decided that the name of that currency will be the Euro and that, in accordance with the Treaty, substitution of the Euro for the ECU will be at the rate of one Euro for one ECU. From the start of the third stage of European monetary union, all payments in respect of the Notes denominated or payable in the ECU will be payable in Euro at the rate then established in accordance with the Treaty.

 PAYMENT IN A COMPONENT CURRENCY

   With respect to each due date for the payment of principal of, premium, if any, or interest on, the Notes, if, on or prior to such due date, the ECU is used neither as the unit of account of the EC nor as a currency in its own right, replacing all or some of the currencies of the member countries of the EC, the Company or its agent shall (in the case of an agent, without liability on its part but after consultation with the Company and having regard to the availability to the Company of the relevant currency) choose a substitute currency (the "Chosen Currency"), which shall be a component currency of the ECU or U.S. dollars, in which all payments to be calculated by reference to or made in ECU due on or after such due date with respect to the Notes shall be made. Notice of the Chosen Currency so selected shall be mailed to registered holders of Notes. The amount of each payment calculated with reference to or made in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency determined as described below, as of the fourth Business Day prior to the date on which such payment is due.

   On or about the first Business Day following the day on which the ECU is used neither as the unit of account of the EC nor as a currency in its own right, replacing all or some of the currencies of the member countries of the EC, the Company or its agent shall (in the case of an agent, without liability on its part but after consultation with the Company and having regard to the availability to the Company of the relevant currency) choose a Chosen Currency in which all payments to be calculated by reference to or made in ECU with respect to Notes having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment calculated with reference to or made in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first business day.

   The equivalent of the ECU in the relevant Chosen Currency as of any date (the "Day of Valuation") shall be determined by the Exchange Rate Agent on the following basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and components which composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dollar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

   The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the middle spot delivery quotations prevailing at 2:30 p.m., Brussels time, on the Day of Valuation, as obtained by the Exchange Rate Agent from one or more major banks, as selected by the Company or its agent, in the country of issue of the component currency in question.

   If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equivalent of such Component, the Exchange Rate Agent shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing more than two Business Days in the country of issue before such Day of Valuation, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such component currency and for the U.S. dollar prevailing at 2:30 p.m. Brussels time on such Day of Valuation, as obtained by or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company or its agents, in a country other than the country of issue of such component currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Company or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Company or its agent, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of notes denominated in such currency would purchase such currency in order to make payments in respect of such notes.

   All determinations made by the Company or its agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and all holders of Notes.

  NOTES DENOMINATED IN THE CURRENCIES OF EC MEMBER COUNTRIES

   If, pursuant to the Treaty, all or some of the currencies of the member countries of the EC (including the Austrian schilling, the Belgian franc, the Danish krone, the Dutch guilder, the Finish markka, the French franc, the German mark, the Greek drachma, the Irish pound, the Italian lire, the Luxembourg franc, the Portuguese escudo, the Spanish peseta, the Swedish krona and U.K. sterling) are replaced by the Euro, the payment of principal of, or interest on, the Notes denominated in such currencies shall be effected in Euro in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty.

                            FOREIGN CURRENCY RISKS

   THIS PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND ANY PRICING SUPPLEMENT DO NOT DESCRIBE ALL THE RISKS OF AN INVESTMENT IN FOREIGN CURRENCY NOTES OR INDEXED NOTES THE PAYMENT OF WHICH IS TO BE MADE IN OR RELATED TO THE VALUE OF A FOREIGN CURRENCY OR A COMPOSITE CURRENCY AND THE COMPANY DISCLAIMS ANY RESPONSIBILITY TO ADVISE PROSPECTIVE PURCHASERS OF SUCH RISKS AS THEY EXIST AT THE DATE OF THIS PROSPECTUS SUPPLEMENT OR AS SUCH RISKS MAY CHANGE FROM TIME TO TIME. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN SUCH NOTES. SUCH NOTES ARE NOT AN APPROPRIATE INVESTMENT FOR INVESTORS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY, COMPOSITE CURRENCY OR INDEXED TRANSACTIONS.

   The information set forth in this Prospectus Supplement with respect to foreign currency risks is directed to prospective purchasers who are United States residents, and the Company disclaims any responsibility to advise prospective purchasers of Foreign Currency Notes who are residents of countries other than the United States with respect to any matters that may affect the purchase, holding or receipt of payments of principal of, premium, if any, and interest on, the Notes. Such persons should consult their own counsel with regard to such matters.

EXCHANGE RATES AND EXCHANGE CONTROLS

   An investment in Notes that are denominated in, or the payment of which is to be or may be made in, or related to the value of, a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include the possibility of significant changes in rates of exchange between the U.S. dollar and the various foreign currencies (or composite currencies) after the issuance of such Note and the possibility of the imposition or modification of foreign exchange controls by either the U.S. or foreign governments. Such risks generally depend on economic and political events over which the Company has no control. In recent years, rates of exchange between U.S. dollars and certain foreign currencies have been highly volatile and such volatility may be expected to continue in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in such rate that may occur during the term of any Note. Depreciation of the Specified Currency of a Foreign Currency Note against the U.S. dollar would result in a decrease in the effective yield of such Note below its coupon rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis. In addition, depending on a specific term of a currency-linked Indexed Note, changes in exchange rates relating to any of the currencies involved may result in a decrease in the effective yield of such currency-linked Indexed Note and, in certain circumstances, could result in a loss of all or a substantial portion of the principal of a currency-linked Indexed Note to the investor.

   Foreign exchange rates can either be fixed by sovereign governments or float. Exchange rates of most economically developed nations are permitted to fluctuate in value relative to the U.S. dollar. National governments, however, rarely voluntarily allow their currencies to float freely in response to economic forces. Governments in fact use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rate of their currencies. Governments may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. Thus, a special risk in purchasing Foreign Currency Notes or currency-linked Indexed Notes is that their U.S. dollar-equivalent yields could be affected by governmental actions, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces, and the movement of currencies across borders. There will be no adjustment or change in the terms of such Notes in the event that exchange rates should become fixed, or in the event of any devaluation or revaluation or imposition of exchange or other regulatory controls or taxes, or in the event of other developments affecting the U.S. dollar or any applicable Specified Currency.

    Governments have imposed from time to time, and may in the future impose, exchange controls which could affect exchange rates as well as the availability of a specified foreign currency at the time of payment of principal of, and premium, if any, or interest, if any, on a Note. Even if there are no actual exchange controls, it is possible that the Specified Currency for any particular Note not denominated in U.S. dollars would not be available at such Note's maturity. In that event, the Company would make required payments in U.S. dollars on the basis of the market exchange rate on the date of such payment, or if such rate of exchange is not then available, on the basis of the market exchange rate as of the most recent practicable date. See "Special Provisions Relating to Foreign Currency Notes--Payment Currency."

FOREIGN CURRENCY JUDGMENTS

   The Indenture and Notes will be governed by and construed in accordance with the laws of the State of New York. If an action based on Foreign Currency Notes were commenced in a New York court, such court would render or enter a judgment or decree in the Specified Currency. Such judgment would then be converted into U.S. dollars at the rate of exchange prevailing on the date of entry of the judgment or decree. In the event an action based on Foreign Currency Notes were commenced in a court in the United States outside New York, it is likely that the judgment currency would be U.S. dollars, but the method of determining the applicable exchange rate may differ.

                       UNITED STATES TAX CONSIDERATIONS

   In the opinion of Davis Polk & Wardwell, special tax counsel to the Company, the following summary accurately describes the principal United States federal income tax consequences of ownership and disposition of the Notes to initial holders purchasing Notes at the "issue price" (as defined below). This summary is based on the Code, administrative pronouncements, judicial decisions and existing and proposed Treasury regulations, including regulations concerning the treatment of debt instruments issued with original issue discount (the "OID Regulations"), changes to any of which subsequent to the date of this Prospectus Supplement may affect the tax consequences described herein. This summary discusses only Notes held as capital assets within the meaning of Section 1221 of the Code. It does not discuss all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules, such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, persons holding Notes as part of a straddle or hedging transaction, or United States Holders whose functional currency (as defined in Code Section 985) is not the U.S. dollar. Finally, this summary does not discuss Original Issue Discount Notes (as defined below for the purposes of this summary) which qualify as "applicable high-yield discount obligations" under Section 163(i) of the Code. Holders of Original Issue Discount Notes which are "applicable high-yield discount obligations" may be subject to special rules. Persons considering the purchase of Notes should consult their tax advisors with regard to the application of the United States federal income tax laws to their particular situations as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

   As used in this summary under "United States Tax Considerations," the term "United States Holder" means an owner of a Note that is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or
(iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source. For taxable years beginning after December 31, 1996 (and, if a trustee so elects, for taxable years ending after August 20, 1996), a trust will be a United States Holder if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have authority to control all substantial decisions of the trust. The term also includes certain former citizens and long term residents of the United States.

   As used in this summary under "United States Tax Considerations," the term "United States Alien Holder" means an owner of a Note that is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

   As used in this summary under "United States Tax Considerations," the term "Original Issue Discount Note" has the meaning described under "--Original Issue Discount Notes" below. Certain Notes that constitute "Original Issue Discount Notes" for purposes of other portions of this Prospectus Supplement may not be treated as Original Issue Discount Notes for purposes of this summary, and Notes other than those constituting "Original Issue Discount Notes" for purposes of other portions of this Prospectus Supplement may be treated as Original Issue Discount Notes for purposes of this summary. See "Description of Notes--Original Issue Discount Notes" above.

TAX CONSEQUENCES TO UNITED STATES HOLDERS

 PAYMENTS OF INTEREST

   Interest paid on a Note will generally be taxable to a United States Holder as ordinary interest income at the time it accrues or is received in accordance with the United States Holder's method of accounting for federal income tax purposes. Under the OID Regulations, all payments of interest on a Note that matures one year or less from its date of issuance will be included in the stated redemption price at maturity of the Note and will be taxed in the manner described below under "--Original Issue Discount

 Notes." Special rules governing the treatment of interest paid with respect to Original Issue Discount Notes (including certain Floating Rate Notes and Indexed Notes), Notes the principal of which and the interest on which are denominated in or determined by reference to a single foreign currency or the ECU ("Foreign Currency-Denominated Notes"), Notes (other than Foreign Currency-Denominated Notes) the principal of which or the interest on which (or both) is determined using a formula based on the exchange rate of one or more foreign currencies, currency units or composite currencies ("Currency Indexed Notes"), and Dual Currency Notes are described under "--Original Issue Discount Notes," "--Foreign Currency-Denominated Notes" and "--Currency Indexed Notes and Dual Currency Notes" below.

 ORIGINAL ISSUE DISCOUNT NOTES

   For purposes of the summary under "United States Tax Considerations," a Note that is issued for an amount less than its stated redemption price at maturity will generally be considered to have been issued at an original issue discount for federal income tax purposes (an "Original Issue Discount Note"). The "issue price" of a Note will equal the first price to the public (not including bond houses, brokers or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers) at which a substantial amount of the Notes is sold for money. The stated redemption price at maturity of a Note will equal the sum of all payments required under the Note other than payments of "qualified stated interest." "Qualified stated interest" is stated interest unconditionally payable as a series of payments in cash or property (other than debt instruments of the Company) at least annually during the entire term of the Note and equal to the outstanding principal balance of the Note multiplied by a single fixed rate of interest. In addition, interest unconditionally payable at least annually with respect to Floating Rate Notes may in certain circumstances be treated as qualified stated interest. Ordinarily, interest payable at least annually at a single Interest Rate Basis that can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, such as the CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, LIBOR, Prime Rate, CMT Rate and the Treasury Rate, plus or minus a fixed Spread (or a fixed rate minus one of the above Interest Rate Bases) will generally be treated as qualified stated interest. However, special tax considerations (including possible original issue discount and contingent debt treatment (see below)) may arise with respect to Floating Rate Notes providing for (i) interest not unconditionally payable at least annually, (ii) interest payable at more than one Interest Rate Basis, (iii) interest payable at a fixed rate followed or preceded by an Interest Rate Basis or Bases, (iv) a Spread Multiplier, (v) a cap, floor, governor or similar restriction that is not fixed throughout the term of the Note, or
(vi) an interest rate, the average value of which during the first half of the Note's term is reasonably expected to be either significantly less than or significantly greater than the average value of the rate during the final half of the Note's term. Purchasers of Floating Rate Notes should consult their tax advisors since the tax consequences will depend, in part, on the particular terms of the purchased Note.

   Treasury regulations issued on June 11, 1996, address, among other things, the accrual of original issue discount on, and the character of gain realized on the sale, exchange or retirement of, debt instruments providing for contingent payments. These regulations generally apply only to contingent payment debt instruments issued on or after August 13, 1996. Prospective Holders of Indexed Notes or Floating Rate Notes providing for contingent payments should refer to the discussion regarding taxation in the applicable Pricing Supplement and should consult their tax advisors regarding the federal income tax consequences of ownership and disposition of such Notes.

   If the difference between a Note's stated redemption price at maturity and its issue price is less than a de minimis amount, i.e., 1/4 of 1% of the stated redemption price at maturity multiplied by the number of complete years to maturity, then the Note will not be considered to have original issue discount. Holders of Notes with a de minimis amount of original issue discount will generally include such original issue discount in income, as capital gain, on a pro rata basis as principal payments are made on the Note.

   A United States Holder of Original Issue Discount Notes will be required to include any qualified stated interest payments in income in accordance with the United States Holder's method of accounting for federal income tax purposes. United States Holders of Original Issue Discount Notes that mature more than one year from their date of issuance will be required to include original issue discount in income for federal income tax purposes as it accrues, in accordance with a constant yield method based on a compounding of interest, before the receipt of cash payments attributable to such income.

   Under the OID Regulations, a Note that matures one year or less from its date of issuance will be treated as a "short-term Original Issue Discount Note." In general, a cash method United States Holder of a short-term Original Issue Discount Note is not required to accrue original issue discount for United States federal income tax purposes unless it elects to do so. United States Holders who make such an election, United States Holders who report income for federal income tax purposes on the accrual method and certain other United States Holders, including banks and dealers in securities, are required to include original issue discount in income on such short-term Original Issue Discount Notes as it accrues on a straight-line basis, unless an election is made to accrue the original issue discount according to a constant yield method based on daily compounding. In the case of a United States Holder who is not required and who does not elect to include original issue discount in income currently, any gain realized on the sale, exchange or retirement of the short-term Original Issue Discount Note will be ordinary income to the extent of the original issue discount accrued on a straight-line basis (or, if elected, according to a constant yield method based on daily compounding) through the date of sale, exchange or retirement. In addition, such United States Holder will be required to defer deductions for any interest paid on indebtedness incurred to purchase or carry short-term Original Issue Discount Notes in an amount not exceeding the deferred interest income, until such deferred interest income is recognized.

   Under the OID Regulations, a United States Holder may make an election (the "Constant Yield Election") to include in gross income all interest that accrues on a Note (including stated interest, acquisition discount, original issue discount, de minimis original issue discount, and unstated interest, as adjusted by any amortizable bond premium) in accordance with a constant yield method based on the compounding of interest.

   Original Issue Discount Notes that are redeemable by the Company or repayable at the option of the United States Holder prior to maturity may be subject to rules that differ from the general rules discussed above. Purchasers of Original Issue Discount Notes with such a feature should carefully examine the applicable Pricing Supplement and should consult their tax advisors with respect to such a feature since the tax consequences with respect to original issue discount will depend, in part, on the particular terms and the particular features of the purchased Note.

   The OID Regulations contain aggregation rules stating that in certain circumstances if more than one type of Note is issued as part of the same issuance of securities to a single holder, some or all of such Notes may be treated together as a single debt instrument with a single issue price, maturity date, yield to maturity and stated redemption price at maturity for purposes of calculating and accruing any original issue discount. Unless otherwise provided in the related Pricing Supplement, the Company does not expect to treat any of the Notes as being subject to the aggregation rules for purposes of computing original issue discount.

 SALE, EXCHANGE OR RETIREMENT OF THE NOTES

   Upon the sale, exchange or retirement of a Note, a United States Holder will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange or retirement and such United States Holder's adjusted tax basis in the Note. For these purposes, the amount realized does not include any amount attributable to accrued interest on the Note. Amounts attributable to accrued interest are treated as interest as described under "--Payments of Interest" above. A United States Holder's adjusted tax basis in a Note will equal the cost of the Note to such United States Holder, increased by the amounts of any original issue discount previously included in income by the United States Holder with respect to such Note and reduced by any amortized bond premium and any principal payments received by the United States Holder and, in the case of an Original Issue Discount Note, by the amounts of any other payments that do not constitute qualified stated interest (as defined above).

   Subject to the discussion under "--Foreign Currency-Denominated Notes" below, gain or loss realized on the sale, exchange or retirement of a Note will be capital gain or loss (except, in the case of a short-term Original Issue Discount Note, to the extent of any original issue discount not previously included in the United States Holder's taxable income), and will be long-term capital gain or loss if at the time of sale, exchange or retirement the Note has been held for more than one year. See "--Original Issue Discount Notes" above. The excess of net long-term capital gains over net short-term capital losses is taxed at a lower rate than ordinary income for certain non-corporate taxpayers. The distinction between capital gain or loss and ordinary income or loss is also relevant for purposes of, among other things, limitations on the deductibility of capital losses.

   If a United States Holder purchases a Note for an amount that is greater than the amount payable at maturity, such United States Holder will be considered to have purchased such Note with "amortizable bond premium" equal in amount to such excess, and may elect (in accordance with applicable Code provisions) to amortize such premium, using a constant yield method, over the remaining term of the Note (where such Note is not optionally redeemable prior to its maturity date). If such Note may be optionally redeemed prior to maturity (as described in the applicable Pricing Supplement) after the United States Holder has acquired it, the amount of amortizable bond premium is determined with reference to the amount payable on maturity or, if it results in a smaller premium attributable to the period of earlier redemption date, with reference to the amount payable on the earlier redemption date. A United States Holder who elects to amortize bond premium must reduce his tax basis in the Note by the amount of the premium amortized in any year. An election to amortize bond premium applies to all taxable debt obligations then owned and thereafter acquired by the taxpayer and may be revoked only with the consent of the Internal Revenue Service.

   If a United States Holder makes a Constant Yield Election for a Note with amortizable bond premium, such election will result in a deemed election to amortize bond premium for all of the United States Holder's debt instruments with amortizable bond premium and may be revoked only with the permission of the Internal Revenue Service with respect to debt instruments acquired after revocation.

 FOREIGN CURRENCY-DENOMINATED NOTES

   A United States Holder who uses the cash method of accounting and who receives a payment of interest in a foreign currency with respect to a Foreign Currency-Denominated Note (other than an Original Issue Discount Note on which original issue discount is accrued on a current basis (except to the extent any qualified stated interest is received)) will be required to include in income the U.S. dollar value of the foreign currency payment (determined on the date such payment is received) regardless of whether the payment is in fact converted to U.S. dollars at that time, and such U.S. dollar value will be the United States Holder's tax basis in the foreign currency. A cash method United States Holder who receives such a payment in U.S. dollars pursuant to an option available under such a Foreign Currency-Denominated Note will be required to include the amount of such payment in income upon receipt.

   To the extent the above paragraph is not applicable, a United States Holder will be required to include in income the U.S. dollar value of the amount of interest income (including original issue discount, but reduced by amortizable bond premium to the extent applicable) that has accrued and is otherwise required to be taken into account with respect to a Foreign Currency-Denominated Note during an accrual period. The U.S. dollar value of such accrued income will be determined by translating such income at the average rate of exchange for the accrual period or, with respect to an accrual period that spans two taxable years, at the average rate for the partial period within the taxable year. Such United States Holder will recognize ordinary income or loss with respect to accrued interest income on the date such income is actually received. The amount of ordinary income or loss recognized will equal the difference between the U.S. dollar value of the foreign currency payment received (determined on the date such payment is received) in respect of such accrual period (or, where a United States Holder receives U.S. dollars, the amount of such payment in respect of such accrual period) and the U.S. dollar value of interest income that has accrued during such accrual period (as determined above). A United States Holder may elect to translate interest income (including original issue discount) into U.S. dollars at the spot rate on the last day of the interest accrual period (or, in the case of a partial accrual period, the spot rate on the last day of the taxable year) or, if the date of receipt is within five business days of the last day of the interest accrual period, the spot rate on the date of receipt. A United States Holder that makes such an election must apply it consistently to all debt instruments from year to year and cannot change the election without the consent of the Internal Revenue Service. Original issue discount and amortizable bond premium on a Foreign Currency-Denominated Note are to be determined in the relevant foreign currency.

    Any loss realized on the sale, exchange or retirement of a Foreign Currency-Denominated Note with amortizable bond premium by a United States Holder who has not elected to amortize such premium under Section 171 of the Code will be a capital loss to the extent of such bond premium. If such an election is made, amortizable bond premium taken into account on a current basis will reduce interest income in units of the relevant foreign currency. Exchange gain or loss is realized on such amortized bond premium with respect to any period by treating the bond premium amortized in such period as a return of principal.

   A United States Holder's tax basis in a Foreign Currency-Denominated Note, and the amount of any subsequent adjustment to such United States Holder's tax basis, will be the U.S. dollar value of the foreign currency amount paid for such Foreign Currency-Denominated Note, or of the foreign currency amount of the adjustment, determined on the date of such purchase or adjustment. A United States Holder who purchases a Foreign Currency-Denominated Note with previously owned foreign currency will recognize ordinary income or loss in an amount equal to the difference, if any, between such United States Holder's tax basis in the foreign currency and the U.S. dollar fair market value of the Foreign Currency-Denominated Note on the date of purchase.

   Gain or loss realized upon the sale, exchange or retirement of a Foreign Currency-Denominated Note that is attributable to fluctuations in currency exchange rates will be ordinary income or loss which will not be treated as interest income or expense. Gain or loss attributable to fluctuations in exchange rates will equal the difference between (i) the U.S. dollar value of the foreign currency principal amount of such Note, and any payment with respect to accrued interest, determined on the date such payment is received or such Note is disposed of, and (ii) the U.S. dollar value of the foreign currency principal amount of such Note, determined on the date such United States Holder acquired such Note, and the U.S. dollar value of the accrued interest received, determined by translating such interest at the average exchange rate for the accrual period. Such foreign currency gain or loss will be recognized only to the extent of the total gain or loss realized by a United States Holder on the sale, exchange or retirement of the Foreign Currency-Denominated Note. The source of such foreign currency gain or loss will be determined by reference to the residence of the United States Holder or the "qualified business unit" of the United States Holder on whose books the Note is properly reflected. Any gain or loss realized by such a United States Holder in excess of such foreign currency gain or loss will be capital gain or loss (except, in the case of a short-term Original Issue Discount Note, to the extent of any original issue discount not previously included in the United States Holder's income).

   A United States Holder will have a tax basis in any foreign currency received on the sale, exchange or retirement of a Foreign Currency-Denominated Note equal to the U.S. dollar value of such foreign currency, determined at the time of such sale, exchange or retirement. Treasury regulations issued under Section 988 of the Code provide a special rule for purchases and sales of publicly traded Foreign Currency-Denominated Notes by a cash method taxpayer under which units of foreign currency paid or received are translated into U.S. dollars at the spot rate on the settlement date of the purchase or sale. Accordingly, no exchange gain or loss will result from currency fluctuations between the trade date and the settlement of such a purchase or sale. An accrual method taxpayer may elect the same treatment required of cash-method taxpayers with respect to the purchase and sale of publicly traded Foreign Currency-Denominated Notes provided the election is applied consistently. Such election cannot be changed without the consent of the Internal Revenue Service. Any gain or loss realized by a United States Holder on a sale or other disposition of foreign currency (including its exchange for U.S. dollars or its use to purchase Foreign Currency-Denominated Notes) will be ordinary income or loss.

 INDEXED NOTES AND DUAL CURRENCY NOTES

   The federal income tax considerations associated with an investment in Indexed Notes and Dual Currency Notes will be set forth in the applicable Pricing Supplement with respect to such Notes.

 EXTENSION OF MATURITY AND RESET OF INTEREST RATE

   Under Treasury regulations promulgated by the Internal Revenue Service the reset of the interest rate on, or the extension of the maturity of, a Note pursuant to its original terms generally should not be viewed as a taxable exchange. United States Holders should consult with their own tax advisors as to the federal income tax consequences of such a reset or extension.

  BACKUP WITHHOLDING AND INFORMATION REPORTING

   Certain noncorporate United States Holders may be subject to backup withholding at a rate of 31% on payments of principal, premium and interest (including original issue discount, if any) on, and the proceeds of disposition of, a Note. Backup withholding will apply only if the United States Holder (i) fails to furnish its Taxpayer Identification Number ("TIN") which, for an individual, would be his Social Security Number, (ii) furnishes an incorrect TIN, (iii) is notified by the Internal Revenue Service that it has failed to properly report payments of interest and dividends or (iv) under certain circumstances, fails to certify, under penalty of perjury, that it has furnished a correct TIN and has not been notified by the Internal Revenue Service that it is subject to backup withholding for failure to report interest and dividend payments. United States Holders should consult their tax advisors regarding their qualification for exemption from backup withholding and the procedure for obtaining such an exemption if applicable.

   The amount of any backup withholding from a payment to a United States Holder will be allowed as a credit against such United States Holder's United States federal income tax liability and may entitle such United States Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

TAX CONSEQUENCES TO UNITED STATES ALIEN HOLDERS

   Under present United States federal law, and subject to the discussion below concerning Indexed Notes and backup withholding:

      (a) payments of principal, interest (including original issue discount, if any) and premium on the Notes by the Company or any paying agent to any United States Alien Holder will not be subject to United States federal withholding tax, provided that, in the case of interest, (i) such United States Alien Holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote, is not a controlled foreign corporation related, directly or indirectly, to the Company through stock ownership, and is not a bank receiving interest described in Section 881(c)(3)(A) of the Code and (ii) the statement requirement set forth in Section 871(h) or Section 881(c) of the Code has been fulfilled with respect to the beneficial owner, as discussed below;

      (b) a United States Alien Holder of a Note will not be subject to United States federal income tax on gain realized on the sale, exchange or other disposition of such Note, unless (i) such United States Alien Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition, and either (a) such individual has a "tax home" (as defined in Code Section 911(d)(3)) in the United States (unless such gain is attributable to a fixed place of business in a foreign country maintained by such individual and has been subject to foreign tax of at least 10%) or (b) the gain is attributable to an office or other fixed place of business maintained by such individual in the United States or (ii) such gain is effectively connected with the conduct by such United States Alien Holder of a trade or business in the United States.

   Sections 871(h) and 881(c) of the Code require that, in order to obtain the portfolio interest exemption from withholding tax described in paragraph
(a) above, either the beneficial owner of a Note, or a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business (a "Financial Institution") and that is holding the Note on behalf of such beneficial owner, file a statement with the withholding agent to the effect that the beneficial owner of the Note is not a United States Holder. Under temporary United States Treasury regulations, such requirement will be fulfilled if the beneficial owner of a Note certifies on United States Internal Revenue Service Form W-8, under penalties of perjury, that it is not a United States Holder and provides its name and address, and any Financial Institution holding the Note on behalf of the beneficial owner files a statement with the withholding agent to the effect that it has received such a statement (and furnishes the withholding agent with a copy thereof). The portfolio interest exemption from withholding tax described in paragraph (a) above will not apply to contingent interest paid on certain Indexed Notes. Unless otherwise provided in the applicable Pricing Supplement, the Company does not expect any interest on the Notes to be subject to this provision.

    If a United States Alien Holder of a Note is engaged in a trade or business in the United States, and if interest (including original issue discount) on the Note (or gain realized on its sale, exchange or other disposition) is effectively connected with the conduct of such trade or business, the United States Alien Holder, although exempt from the withholding tax discussed in the preceding paragraph, will generally be subject to regular United States income tax on such effectively connected income in the same manner as if it were a United States Holder. See "--Tax Consequences to United States Holders" above. In lieu of the certificate described in the preceding paragraph, such a United States Alien Holder will be required to provide to the Company a properly executed Internal Revenue Service Form 4224 or successor form in order to claim an exemption from withholding tax. In addition, if such United States Alien Holder is a foreign corporation, it may be subject to a branch profits tax equal to 30% (or such lower rate provided by an applicable treaty) of its effectively connected earnings and profits for the taxable year, subject to certain adjustments. For purposes of the branch profits tax, interest (including original issue discount) on and any gain recognized on the sale, exchange or other disposition of a Note will be included in the effectively connected earnings and profits of such United States Alien Holder if such interest or gain, as the case may be, is effectively connected with the conduct by the United States Alien Holder of a trade or business in the United States.

   Under Section 2105(b) of the United States federal estate tax law, a Note or coupon held by an individual who is not a citizen or resident of the United States at the time of his death will not be subject to United States federal estate tax as a result of such individual's death, provided that the individual does not own, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote and, at the time of such individual's death, payments with respect to such Note would not have been effectively connected to the conduct by such individual of a trade or business in the United States.

   Under current United States federal income tax law, a 31% backup withholding tax and information reporting requirements apply to certain payments of principal, premium and interest (including original issue discount) made to, and to the proceeds of sale before maturity by, certain noncorporate United States persons. Under current Treasury regulations, backup withholding will not apply to payments made by the Company or any paying agent thereof on a Note if the certifications required by Sections 871(h) and 881(c) are received and the Company or such paying agent, as the case may be, does not have actual knowledge that the payee is a United States person.

   Under current Treasury regulations, payments on the sale, exchange or other disposition of a Note made to or through a foreign office of a broker generally will not be subject to backup withholding. However, if such broker is a United States person, a controlled foreign corporation for United States tax purposes or a foreign person 50% or more of whose gross income is effectively connected with a United States trade or business for a specified three-year period, information reporting will be required unless the broker has in its records documentary evidence that the beneficial owner is not a United States person and certain other conditions are met or the beneficial owner otherwise establishes an exemption. Under proposed Treasury regulations, backup withholding may apply to any payment which such broker is required to report if such broker has actual knowledge that the payee is a United States person. Payments to or through the United States office of a broker will be subject to backup withholding and information reporting unless the United States Alien Holder certifies, under penalties of perjury, that it is not a United States person or otherwise establishes an exemption.

   United States Alien Holders of Notes should consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedure for obtaining such an exemption, if available. Any amounts withheld from a payment to a United States Alien Holder under the backup withholding rules will be allowed as a credit against such United States Alien Holder's United States federal income tax liability and may entitle such United States Alien Holder to a refund, provided that the required information is furnished to the United States Internal Revenue Service.

    THE FEDERAL INCOME TAX SUMMARY SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A HOLDER'S PARTICULAR SITUATION. PROSPECTIVE UNITED STATES HOLDERS AND UNITED STATES ALIEN HOLDERS OF THE NOTES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF THE NOTES, INCLUDING THE TAX CONSEQUENCES UNDER FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE EFFECTS OF CHANGES IN SUCH LAWS.

                             PLAN OF DISTRIBUTION

   Under the terms of the Distribution Agreement dated as of April 8, 1997 (the "Distribution Agreement"), the Notes are being offered on a continuing basis by the Company through Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), BancAmerica Securities, Inc., Banque Paribas, Chase Securities Inc., Citicorp Securities, Inc., Credit Lyonnais Securities (USA) Inc., Deutsche Morgan Grenfell Inc., First Chicago Capital Markets, Inc., NationsBanc Capital Markets, Inc., Societe Generale Securities Corporation and UBS Securities LLC (the "Agents"), each of which has agreed to use its reasonable efforts to solicit purchases of the Notes. Except as otherwise agreed by the Company and an Agent with respect to a particular Note, the Company will pay each Agent a commission ranging from 0.125% to 0.875% of the principal amount of each Note, depending on its maturity, sold through such Agent. The Company will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. Each Agent shall have the right, in its sole discretion, to reject any offer to purchase Notes received by it, in whole or in part, that it reasonably considers to be unacceptable.

   The Company also may sell Notes to any Agent, acting as principal, at a discount or concession to be agreed upon at the time of sale, for resale to one or more investors or other purchasers at a fixed offering price or at varying prices related to prevailing market prices at the time of such resale or otherwise, as determined by such Agent and specified in the applicable Pricing Supplement. The Agents may offer the Notes they have purchased as principal to other dealers. The Agents may sell Notes to any dealer at a discount and, unless otherwise specified in the applicable Pricing Supplement, such discount allowed to any dealer will not be in excess of the discount to be received by such Agent from the Company. Unless otherwise indicated in the applicable Pricing Supplement, any Note sold to an Agent as principal will be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to any agency sale of a Note of identical maturity, and may be resold by the Agent to investors and other purchasers from time to time in one or more transactions, including negotiated transactions as described above. After the initial public offering of Notes to be resold to investors and other purchasers, the public offering price, concession and discount may be changed.

   The Notes may also be sold by the Company directly to investors (other than broker-dealers) in those jurisdictions in which the Company is permitted to do so. No commission will be paid on Notes sold directly by the Company.

   The Company may also accept (but not solicit) offers to purchase Notes from time to time through one or more additional agents, acting either as agent or principal, on substantially the same terms as those applicable to sales of Notes to or through the Agents pursuant to the Distribution Agreement. Any such additional agent shall, with respect to such Notes, be deemed to be included in all references to an "Agent" or the "Agents" hereunder.

   The Company reserves the right to withdraw, cancel or modify the offer made hereby without notice.

   Each purchaser of a Note will arrange for payment as instructed by the applicable Agent. The Agents are required to deliver the proceeds of the Notes to the Company in immediately available funds, to a bank designated by the Company in accordance with the terms of the Distribution Agreement, on the date of settlement.

   An Agent may be deemed to be an "underwriter" within the meaning of the Securities Act of 1933, as amended (the "Act"). The Company has agreed to indemnify the Agents against and contribute toward certain liabilities, including liabilities under the Act. The Company has also agreed to reimburse the Agents for certain expenses.

   The Company does not intend to apply for the listing of the Notes on a national securities exchange, but has been advised by the Agents that the Agents intend to make a market in the Notes, as permitted by applicable laws and regulation. The Agents are not obligated to do so, however, and the Agents may discontinue making a market at any time without notice. No assurance can be given as to the liquidity of any trading market for the Notes.

    This Prospectus Supplement, together with the Prospectus, may also be used by DLJSC in connection with offers and sales of Notes related to market-making transactions by and through DLJSC, at negotiated prices related to prevailing market prices at the time of sale or otherwise. DLJSC may act as principal or agent in such transactions.

   If DLJSC, a wholly owned subsidiary of the Company, participates in the distribution of Notes, the offering of the Notes will be conducted in accordance with Section 2720 of the NASD Conduct Rules.

   Concurrently with the offering of the Notes through the Agents as described herein, the Company may issue other Debt Securities and Preferred Stock from time to time as described in the accompanying Prospectus. Other Debt Securities and Preferred Stock so issued may reduce correspondingly the maximum aggregate principal amount of Notes that may be offered by this Prospectus Supplement and the accompanying Prospectus. See "Description of Notes."

   Certain Agents and their affiliates have engaged and may in the future engage in commercial banking and investment banking transactions with the Company and its affiliates in the ordinary course of business.

   As of January 25, 1997, Banque Paribas owned 23.7% of the issued shares (representing 14.6% of the voting power) of Finaxa, which, as of such date, directly and indirectly owned 22.6% of the issued shares (representing 33.0% of the voting power) of AXA. In addition, as of January 25, 1997, AXA directly or indirectly owned 9.7% of the issued shares (representing 15.7% of the voting power) of Compagnie Financiere de Paribas, the public parent company of Banque Paribas. AXA also directly or indirectly owns all of the issued shares of AXA Banque.

                                   EXPERTS

   The consolidated financial statements and financial statement schedule of the Company as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996 have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing.

PROSPECTUS
AUGUST 15, 1996
                                 $500,000,000
                      DONALDSON, LUFKIN & JENRETTE, INC.
                     DEBT SECURITIES AND PREFERRED STOCK

   Donaldson Lufkin & Jenrette, Inc. (the "Company") may from time to time offer, together or separately, (i) senior or subordinated debt securities (the "Debt Securities") or (ii) shares of its preferred stock, par value $0.01 per share (the "Preferred Stock"). The Debt Securities and Preferred Stock are collectively called the "Securities."

   The Securities offered pursuant to this Prospectus may be issued in one or more series or issuances in U.S. dollars or in one or more foreign currencies, currency units or composite currencies. By separate prospectus, the form of which is included in the Registration Statement of which this Prospectus forms a part, four Delaware statutory business trusts (the "Trusts"), which are wholly owned subsidiaries of the Company, may from time to time severally offer preferred securities guaranteed by the Company to the extent set forth therein and the Company may offer from time to time junior subordinated debt securities either directly or to a Trust. The aggregate initial public offering price of the securities to be offered by this Prospectus and such other prospectus shall not exceed $500,000,000 (or its equivalent in one or more foreign currencies, currency units or composite currencies).

   Specific terms of the securities in respect of which this Prospectus is being delivered (the "Offered Securities") will be set forth in an accompanying Prospectus Supplement (a "Prospectus Supplement"), together with the terms of the offering of the Offered Securities, the initial price thereof and the net proceeds from the sale thereof. The Prospectus Supplement will set forth with regard to the particular Offered Securities, without limitation, the following: (i) in the case of Debt Securities, the ranking as senior or subordinated debt securities, the specific designation, aggregate principal amount, authorized denomination, maturity, rate (which may be fixed or variable) or method of calculation of interest and dates for payment thereof, and any exchangeability, conversion, redemption, prepayment or sinking fund provisions and any listing on a securities exchange and (ii) in the case of Preferred Stock, the specific designation, number of shares, purchase price and the rights, preferences and privileges thereof and any qualifications or restrictions thereon (including dividends, liquidation value, voting rights, terms for the redemption, conversion or exchange thereof and any other specific terms of the Preferred Stock) and any listing on a securities exchange. Unless otherwise indicated in the Prospectus Supplement, the Company does not intend to list any of the Securities on a national securities exchange.

   The Offered Securities may be offered directly, through agents designated from time to time, through dealers or through underwriters. Such agents or underwriters may act alone or with other agents or underwriters. See "Plan of Distribution." Any such agents, dealers or underwriters will be set forth in a Prospectus Supplement. If an agent of the Company, or a dealer or underwriter is involved in the offering of the Offered Securities, the agent's commission, dealer's purchase price, underwriter's discount and net proceeds to the Company, as the case may be, will be set forth in, or may be calculated from, the Prospectus Supplement. Any underwriters, dealers or agents participating in the offering may be deemed "underwriters" within the meaning of the Securities Act of 1933, as amended.

   This Prospectus may not be used to consummate sales of Offered Securities unless accompanied by a Prospectus Supplement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            AVAILABLE INFORMATION

   The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The registration statement of which this Prospectus forms a part, as well as reports, proxy statements and other information filed by the Company, may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, New York, New York 10048; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be accessed electronically by means of the Commission's home page on the Internet at http: //www.sec.gov. The Company's common stock, par value $0.10 per share (the "Common Stock"), is listed on the New York Stock Exchange, Inc. and reports and other information concerning the Company can also be inspected at the office of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

   This Prospectus constitutes a part of the Registration Statement on Form S-3 (together with all amendments and exhibits thereto, the "Registration Statement") filed with the Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Offered Securities. This Prospectus does not contain all of the information set forth in such Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. Reference is made to such Registration Statement and to the exhibits relating thereto for further information with respect to the Company and the Offered Securities. Any statements contained herein concerning the provisions of any document filed as an exhibit to the Registration Statement or otherwise filed with the Commission or incorporated by reference herein are not necessarily complete, and in each instance reference is made to the copy of such document so filed for a more complete description of the matter involved. Each such statement is qualified in its entirety by such reference.

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   The Company's Annual Report on Form 10-K for the year ended December 31, 1995, Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996 and Current Reports on Form 8-K dated February 9, 1996 and February 12, 1996, previously filed by the Company with the Commission, are incorporated by reference in this Prospectus.

   All documents filed by the Company after the date of this Prospectus pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Securities offered hereby, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statements as modified or superseded shall be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

   The Company will provide without charge to each person to whom a copy of this Prospectus is delivered, upon written or oral request of such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Prospectus (other than certain exhibits to such documents). Requests for such documents should be directed to Donaldson, Lufkin & Jenrette, Inc., 277 Park Avenue, New York, New York 10172, Attention: Corporate Secretary (Telephone: (212) 892-3000).

                               USE OF PROCEEDS

   Unless otherwise set forth in the applicable Prospectus Supplement, proceeds from the sale of the Offered Securities will be used by the Company for general corporate purposes and initially may be temporarily invested in short-term securities.

                              RATIOS OF EARNINGS
                  TO FIXED CHARGES AND EARNINGS TO COMBINED
                 FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

The following table sets forth the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends for the Company for the periods indicated.

                                                                        SIX MONTHS ENDED
                                       YEARS ENDED DECEMBER 31,             JUNE 30,
                               --------------------------------------  ----------------
                                 1991    1992    1993    1994    1995         1996
Ratio of earnings to fixed
 charges (1)..................   1.07    1.21    1.20    1.10    1.11         1.20
Ratio of earnings to combined
 fixed charges and preferred
 stock dividends (2)..........     --      --      --    1.09    1.10         1.19

------------
(1)    For the purpose of calculating the ratio of earnings to fixed charges
       (i) earnings consist of income before provision for income taxes and fixed charges and (ii) fixed charges consist of interest expense and one-third of rental expense which is deemed representative of an interest factor.
(2) For the purpose of calculating the ratio of earnings to combined fixed charges and preferred stock dividends (i) earnings consist of income before provision for income taxes and fixed charges and (ii) fixed charges consist of interest expense and one-third of rental expense which is deemed representative of an interest factor. No preferred dividends were paid until 1994.

                                 THE COMPANY

   The Company is a leading integrated investment and merchant bank that serves institutional, corporate, governmental and individual clients. The Company's businesses include securities underwriting, sales and trading; merchant banking; financial advisory services; investment research; correspondent brokerage services; and asset management. While results have fluctuated from year to year, for the years 1991 through 1995, the Company's total revenues and net income increased by a compound annual growth rate of 22.8% and 32.7%, respectively. The Company's average annual after-tax return on common equity for the past five years was 23.1%. At June 30, 1996, the Company had total assets of $47.7 billion and total stockholders' equity of $1.3 billion.

   The Company's principal strategy is to focus its resources on certain core businesses where management believes the Company can compete profitably and be among the leading participants in each targeted market. Over the past several years, the Company has significantly expanded the scope of its business activities and its customer base, both in the U.S. and internationally. It has established strong positions in selected high-margin activities, including equity and high-yield corporate securities underwriting as well as merchant banking, and has increased its market share in a broad range of businesses. Key elements of this expansion have been the Company's recruitment of experienced professionals during periods of turmoil in the securities industry, the continued development and retention of the Company's existing personnel at all levels and the continuity of senior management. In addition, the Company has historically emphasized economic and investment research in the development of its business and believes that its commitment to research has been an important contributor to its success.

   The Company conducts its business through three principal operating groups, each of which is an important contributor to revenues and earnings: the Banking Group, which includes the Company's Investment Banking, Merchant Banking and Emerging Markets groups; the Capital Markets Group, consisting of the Company's institutional debt and equity businesses as well as Sprout, its venture capital affiliate; and the Financial Services Group, comprised of its Pershing clearing division, high-net-worth retail brokerage and asset management businesses.

   The Company's Banking Group is a major participant in the raising of capital and the providing of financial advice to companies throughout the U.S. and has significantly expanded its activities abroad. Through its Investment Banking group, the Company manages and underwrites public offerings of securities, arranges private placements and provides advisory and other services in connection with mergers, acquisitions, restructurings and other financial transactions. Since 1991, the Investment Banking group has raised over $190.0 billion for clients from the public and private markets in corporate equity and debt securities and has completed over 350 merger and acquisition, restructuring and divestiture assignments aggregating in excess of $89.0 billion. Its Merchant Banking group pursues direct investments in a variety of areas through a number of investment vehicles funded with capital provided primarily by institutional investors, the Company and its employees. Since the Company began investing in leveraged investments in 1985, it invested over $1.0 billion on behalf of the Company, its employees and funds it manages in over 50 companies with an aggregate purchase price of over $19.5 billion and achieved an average annual internal rate of return substantially in excess of comparable industry benchmarks. The Emerging Markets group specializes in client advisory services, merchant banking and the underwriting, sales and trading of securities in Latin America, Asia and certain other international markets.

   The Capital Markets Group encompasses a broad range of activities including trading, research, origination and distribution of equity and fixed-income securities, private equity investments and venture capital. Its focus is primarily client-driven, in contrast to that of many other securities firms which emphasize proprietary trading, an approach that reduces the Company's exposure to market volatility. Its Taxable Fixed-Income division provides institutional clients with research, trading and sales services for a broad range of taxable fixed-income products including high-yield corporate, investment-grade corporate, U.S. government and mortgage-backed securities. The Institutional Equities division provides institutional clients with research, trading and sales services in U.S. listed and over-the-counter equity securities. The Company's equity sales and trading capabilities, combined with its research expertise, have contributed to commission revenues increasing, for the years 1991 through 1995, at a compound annual growth rate of 15.6%. In addition, the Company's Equity Derivatives division provides a broad range of equity and index options products, while Sprout is one of the oldest and largest groups in the private equity investment and venture capital industry.

   The Financial Services Group provides a broad array of services to individual investors and the financial intermediaries which represent them. Pershing is a leading provider of correspondent brokerage services, clearing transactions for over 600 U.S. brokerage firms which collectively maintain over 1.3 million client accounts. These client accounts held over $ 143.6 billion of assets at June 30, 1996. During 1995, Pershing accounted for more than 10% of the daily reported trading volume on the NYSE. In addition, Pershing's PC Financial Network (Service Mark), a leading on-line discount broker in the U.S., has experienced significant growth over the past several years. The Company's Investment Services Group, which consists of approximately 270 account executives, provides high-net-worth individuals and medium to smaller size institutions with access to the Company's equity and fixed-income research, trading services and underwriting and has one of the highest revenues per account executive in the industry. Through Wood, Struthers & Winthrop Management Corp. and affiliates the Company provides investment management and trust services primarily to high-net-worth individual investors and institutions, and at June 30, 1996 had over $4.8 billion in assets under management.

   Apart from its three principal operating groups, the Company also maintains a separate brokerage subsidiary, Autranet, Inc., which provides institutional investors with research generated by independent originators that are not affiliated with Wall Street brokerage firms.

   Founded in 1959, the Company initially focused on providing in-depth investment research to institutional investors. In 1970, the Company became the first member firm of the New York Stock Exchange, Inc. to be owned publicly. Fifteen years later, the Company was purchased by subsidiaries of The Equitable Companies Incorporated ("EQ") (EQ and its subsidiaries other than the Company, collectively, "Equitable"). Equitable, which as of June 30, 1996, owned an approximately 80% interest in the Company following the Company's initial public offering in October 1995, is a diversified financial services organization and one of the world's largest investment management organizations. AXA is EQ's largest stockholder, beneficially owning at June 30, 1996, approximately 60.7% of EQ's outstanding shares of common stock and $392.2 million stated value of EQ's Series E convertible preferred stock.

   The principal executive offices of the Company are located at 277 Park Avenue, New York, NY, 10172 and its telephone number is (212) 892-3000. The Company has 17 additional offices in 14 locations in the U.S., and ten offices in Europe, Asia and Latin America.

                         DESCRIPTION OF CAPITAL STOCK

   The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, par value $0.10 per share and 25,000,000 shares of Preferred Stock, par value $0.01 per share. As of June 30, 1996, the Company had 53,300,000 shares of Common Stock and 2,250,000 shares of Cumulative Exchangeable Preferred Stock outstanding. The following summary description of the capital stock of the Company is qualified in its entirety by reference to the Certificate of Incorporation and the Bylaws of the Company, copies of which have been filed with the Commission.

COMMON STOCK

   Subject to the rights of the holders of any Preferred Stock which may be outstanding, each holder of Common Stock on the applicable record date is entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor, and, in the event of liquidation, to share pro rata in any distribution of the Company's assets after payment or providing for the payment of liabilities and the liquidation preference of any outstanding Preferred Stock. Each holder of Common Stock is entitled to one vote for each share held of record on the applicable record date on all matters presented to a vote of stockholders, including the election of directors. Holders of Common Stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any stock or other securities and there are no conversion rights or redemption or sinking fund provisions with respect to such stock. All outstanding shares of Common Stock are fully paid and nonassessable.

   The Common Stock is listed on the New York Stock Exchange under the symbol "DLJ."

   The transfer agent for the Common Stock is First Chicago Trust Company of New York.

PREFERRED STOCK

   The Company's Certificate of Incorporation authorizes 25,000,000 shares of Preferred Stock. The Company's Board of Directors has the authority to issue shares of Preferred Stock in one or more series and to fix, by resolution, the terms of such securities, without any further vote or action by the stockholders.

   The applicable Prospectus Supplement will describe the following terms of any Preferred Stock in respect of which this Prospectus is being delivered (to the extent applicable to such Preferred Stock): (i) the specific designation, number of shares, seniority and purchase price; (ii) any liquidation preference per share; (iii) any date of maturity; (iv) any redemption, repayment or sinking fund provisions; (v) any dividend rate or rates and the dates on which any such dividends will be payable (or the method by which such rates or dates will be determined); (vi) any voting rights; (vii) if other than the currency of the United States of America, the currency or currencies including composite currencies in which such Preferred Stock is denominated and/or in which payments will or may be payable; (viii) the method by which amounts in respect of such Preferred Stock may be calculated and any commodities, currencies or indices, or value, rate or price, relevant to such calculation; (ix) whether such Preferred Stock is convertible or exchangeable and, if so, the securities or rights into which such Preferred Stock is convertible or exchangeable, and the terms and conditions upon which such conversions or exchanges will be effected including the initial conversion or exchange prices or rates, the conversion or exchange period and any other related provisions; (x) the place or places where dividends and other payments on the Preferred Stock will be payable; and (xi) any additional voting, dividend, liquidation, redemption and other rights, preferences, privileges, limitations and restrictions.

   All shares of Preferred Stock offered hereby, or issuable upon conversion, exchange or exercise of Securities, will, when issued, be fully paid and non-assessable. Any shares of Preferred Stock so issued would have priority over the Common Stock with respect to dividend or liquidation rights or both. As of June 30, 1996, the Company had 2,250,000 shares of Cumulative Exchangeable Preferred Stock outstanding.

 CUMULATIVE EXCHANGEABLE PREFERRED STOCK

   Dividends. Each holder of Cumulative Exchangeable Preferred Stock is entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends of $8.83 per share per annum, payable quarterly in arrears.

   Liquidation. Upon the dissolution, liquidation or winding up of the Company, the holders of the Cumulative Exchangeable Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to stockholders, an amount in cash equal to (i) the Optional Redemption Price (as defined below), if such dissolution, liquidation or winding up is voluntary or (ii) $100 per share plus an amount in cash equal to all dividends accrued and unpaid thereon to the date fixed for distribution plus accrued interest thereon if such dissolution, liquidation or winding up is involuntary, in either case before any payment or distribution shall be made on the Common Stock or on any other class or series of capital stock of the Company ranking junior to the Cumulative Exchangeable Preferred Stock.

   Exchangeability. Subject to certain conditions, after October 15, 1996, the Company may exchange the Cumulative Exchangeable Preferred Stock for an equal principal amount of subordinated notes of the Company bearing a rate of interest of 9.58% per annum and having the same redemption provisions as the Cumulative Exchangeable Preferred Stock described below.

   Voting Rights. The holders of the Cumulative Exchangeable Preferred Stock are not entitled to vote at any meeting of stockholders of the Company, except as set forth below or as otherwise required by law. In the event that
(i) the Company has failed to pay in full the dividends accumulated on the outstanding shares of the Cumulative Exchangeable Preferred Stock for any six quarterly dividend payment periods, whether or not consecutive, or (ii) the Company shall have failed to comply with the provisions for mandatory redemption described below, then, in each case, the number of directors of the Company shall be increased by two and holders of shares of Cumulative Exchangeable Preferred Stock will have the right, voting together as a single class, to elect such additional directors at the next annual meeting of stockholders of the Company and at each annual meeting thereafter until the full dividends accumulated have been paid or the mandatory redemption provisions have been complied with, as the case may be. Upon termination of such voting rights, the term of office of each director elected by holders of the Cumulative Exchangeable Preferred Stock shall terminate and the number of directors constituting the entire Board of Directors shall be reduced accordingly. The holders of the Cumulative Exchangeable Preferred Stock will also be entitled to vote separately as a class in connection with certain actions by the Company, including (i) any amendment to the Company's Certificate of Incorporation or the Certificate of Designation relating to the Cumulative Exchangeable Preferred Stock so as to adversely affect any powers, preferences or special rights of the Cumulative Exchangeable Preferred Stock, (ii) any increase in the authorized number of Cumulative Exchangeable Preferred Stock, (iii) any authorization or issuance of a class or series of securities ranking senior to the Cumulative Exchangeable Preferred Stock or (iv) in certain circumstances, a merger or consolidation or sale, exchange or conveyance of all or substantially all of the assets, property or business of the Company.

   Mandatory Redemption. The Company will redeem all the outstanding shares of Cumulative Exchangeable Preferred Stock out of funds legally available therefor at $100 per share plus accrued and unpaid dividends and any accrued interest thereon on October 15, 2003.

   In the event of a Change of Control (as defined below), the Company shall notify the holders of the Cumulative Exchangeable Preferred Stock in writing of such event and offer to purchase all of the outstanding shares of the Cumulative Exchangeable Preferred Stock at $100 per share plus accrued and unpaid dividends and any accrued interest thereon. "Change of Control" is defined as (i) other than in the ordinary course of business, the sale or other disposition of all or substantially all of the assets of the Company to any person other than EQ or any wholly-owned subsidiary thereof, (ii) the merger, sale or consolidation of the Company with the effect that EQ ceases to own directly or indirectly at least 51% of the total voting power of the surviving corporation or (iii) EQ ceases to own directly or indirectly at least 51% of the voting stock of The Equitable Life Assurance Society of the United States. In addition, if prior to October 15, 2003, the Company shall sell more than 20% of the shares of common stock of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), the Company shall notify holders of the Cumulative Exchangeable Preferred Stock in writing of such event and offer to purchase all the outstanding shares of Cumulative Exchangeable Preferred Stock at the Optional Redemption Price (as defined below).

   Optional Redemption. The Cumulative Exchangeable Preferred Stock may be redeemed in whole or in part at the option of the Company at any time at the greater of (A) $100 plus accrued and unpaid dividends and any accrued interest thereon and (B) the present value of the future mandatory redemption and dividend payments which would have been made except for such optional redemption plus accrued and unpaid dividends and any accrued interest thereon (the "Optional Redemption Price"). In addition, at any time, at the option of the Company, up to 750,000 shares of the Cumulative Exchangeable Preferred Stock may be redeemed with proceeds from any public offering of Common Stock of the Company at the Optional Redemption Price calculated using a higher discount rate.

   Limitation on Payments. The Cumulative Exchangeable Preferred Stock also contains certain restrictions on the ability of the Company to pay cash dividends on, or redeem, repurchase or otherwise acquire or retire any shares of its capital stock and on the ability of the Company to make payments under certain long-term incentive compensation plans.

                        DESCRIPTION OF DEBT SECURITIES

   The Company's Debt Securities, may constitute either senior debt securities ("Senior Debt Securities") or subordinated debt securities ("Subordinated Debt Securities") of the Company and will be issued in the case of Senior Debt Securities under an indenture dated as of October 25, 1995 (the "Senior Debt Indenture") between Donaldson, Lufkin & Jenrette, Inc., as issuer, and The Bank of New York, as trustee and in the case of Subordinated Debt Securities under an indenture (the "Subordinated Debt Indenture") between Donaldson, Lufkin & Jenrette, Inc., as issuer and The Bank of New York, as trustee. The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures." The Bank of New York, in its capacity as trustee under either or both of the Indentures is referred to herein as the "Trustee."

   Copies of the Indentures have been incorporated by reference or included herein as exhibits to the Registration Statement of which this Prospectus is a part and are also available for inspection at the office of the Trustee. The Indentures are subject to and governed by the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Section references contained herein are to the applicable Indenture. The following summaries of certain provisions of the Indentures do not purport to be complete, and where reference is made to particular provisions of the Indentures, such provisions, including definitions of certain terms, are incorporated by reference as a part of such summaries or terms, which are qualified in their entirety by such reference. The Indentures are substantially identical except for provisions relating to subordination and the Company's negative pledge.

GENERAL

   Neither of the Indentures limits the aggregate principal amount of Debt Securities which may be issued thereunder and each Indenture provides that Debt Securities may be issued thereunder from time to time in one or more series. The Debt Securities will be direct, unsecured senior or subordinated obligations of the Company. Except as described under "--Negative Pledge," neither Indenture limits other indebtedness or securities which may be incurred or issued by the Company or any of its subsidiaries or contains financial or similar restrictions on the Company or any of its subsidiaries. The operations of the Company are conducted through its subsidiaries, and, therefore, the Company is dependent upon the earnings and cash flow of its subsidiaries to meet its obligations, including obligations under the Debt Securities. The Debt Securities will be effectively subordinated to all indebtedness of the Company's subsidiaries. The Company's rights and the rights of its creditors, including holders of Debt Securities, to participate in the distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization will be subject to prior claims of such subsidiary's creditors, including trade creditors, except to the extent the Company may itself be a creditor with recognized claims against such subsidiary. In addition, net capital requirements under the Exchange Act and New York Stock Exchange rules applicable to certain of the Company's subsidiaries could limit the payment of dividends and the making of loans and advances to the Company by such subsidiaries.

   The applicable Prospectus Supplement which accompanies this Prospectus, sets forth where applicable the following terms of, and information relating to, the Debt Securities offered thereby: (i) the ranking of such Debt Securities as senior or subordinated debt securities; (ii) the designation of such Debt Securities; (iii) the aggregate principal amount of such Debt Securities; (iv) the date or dates on which principal of and premium, if any, on such Debt Securities is payable; (v) the rate or rates at which such Debt Securities shall bear interest, if any, or the method by which such rate shall be determined, and the basis on which interest shall be calculated if other than a 360-day year consisting of twelve 30-day months, the date or dates from which such interest will accrue and on which such interest will be payable and the related record dates; (vi) if other than the offices of the Trustee, the place where the principal of and any premium or interest on such Debt Securities will be payable; (vii) any redemption, repayment or sinking fund provisions; (viii) if other than denominations of $1,000 or multiples thereof, the denominations in which such Debt Securities will be issuable;
(ix) if other than the principal amount thereof, the portion of the principal amount due upon acceleration; (x) if other than U.S. dollars, the currency or currencies (including composite currencies) in which such Debt Securities are denominated or payable; (xi) whether such Debt Securities shall be issued in the form of a Global Security or securities; (xii) any other specific terms of such Debt Securities; and (xiii) the identity of any trustees, depositories, authenticating or paying agents, transfer agents or registrars with respect to such Debt Securities. (Section 2.3)

   Unless otherwise specified in the accompanying Prospectus Supplement, principal and premium, if any, will be payable, and the Debt Securities will be transferable and exchangeable without any service charge, at the office of the Trustee. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any such transfer or exchange. (Sections 2.7, 4.1 and 4.2)

   Unless otherwise specified in the accompanying Prospectus Supplement, interest on any series of Debt Securities will be payable on the interest payment dates set forth in the accompanying Prospectus Supplement to the persons in whose names the Debt Securities are registered at the close of business on the related record date and will be paid, at the option of the Company, by wire transfer or by checks mailed to such persons. (Sections 2.7, 4.1 and 4.2)

   If the Debt Securities are issued as Original Issue Discount Securities (bearing no interest or interest at a rate which at the time of issuance is below market rates) to be sold at a substantial discount below their stated principal amount, the Federal income tax consequences and other special considerations applicable to such Original Issue Discount Securities will be generally described in the Prospectus Supplement.

BOOK-ENTRY SYSTEM

   If so specified in the accompanying Prospectus Supplement, Debt Securities of any series may be issued under a book-entry system in the form of one or more global Debt Securities (each a "Global Security"). Each Global Security will be deposited with, or on behalf of a depositary, which, unless otherwise specified in the accompanying Prospectus Supplement, will be The Depository Trust Company, New York, New York (the "Depositary"). The Global Securities will be registered in the name of the Depositary or its nominee.

   The Depositary has advised the Company that the Depositary is a limited purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York banking law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of section 17A of the Exchange Act. The Depositary was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among its participants through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

   Upon the issuance of a Global Security in registered form, the Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Debt Securities represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters, dealers or agents. Ownership of beneficial interests in the Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in the Global Security will be shown on, and the transfer of that ownership interest will be effected only through, records maintained by such participants. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability to own, transfer or pledge beneficial interest in a Global Security.

   So long as the Depositary or its nominee is the registered owner of a Global Security, it will be considered the sole owner or holder of the Debt Securities represented by such Global Security for all purposes under the applicable Indenture. Except as set forth below, owners of a beneficial interest in such Global Security will not be entitled to have the Debt Securities represented thereby registered in their names, will not receive or be entitled to receive physical delivery of certificates representing the Debt Securities represented thereby and will not be considered the owners or holders thereof under the applicable Indenture. Accordingly, each person owning a beneficial interest in such Global Security must rely on the procedures of the Depositary and, if such person is not a participant, on the procedures of the participant through which such person owns its interest, to exercise any rights of a holder under the applicable Indenture. The Company understands that under existing practice, in the event that the Company requests any action of a holder or a beneficial owner desires to take any action a holder is entitled to take, the Depositary would act upon the instructions of, or authorize, the participant to take such action.

   Payment of principal of, and interest on, the Debt Securities will be made to the Depositary or its nominee, as the case may be, as the registered owner and holder of the Global Security representing such Debt Securities. None of the Company, the Trustee, any paying agent or registrar for the Debt Securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   The Company has been advised by the Depositary that the Depositary will credit participants' accounts with payments of principal or interest on the payment date thereof in amounts proportionate to their respective beneficial interests in the principal amount of the Global Security as shown on the records of the Depositary. The Company expects that payments by participants to owners of beneficial interests in the Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name," and will be the responsibility of such participants.

   A Global Security may not be transferred except as a whole by the Depositary to a nominee or successor of the Depositary or by a nominee of the Depositary to another nominee of the Depositary. A Global Security representing all but not part of the Debt Securities being offered pursuant to the applicable Prospectus Supplement is exchangeable for Debt Securities in definitive form of like tenor and terms if (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Global Security or if at any time the Depositary is no longer eligible to be, or is not in good standing as, a clearing agency registered under the Exchange Act, and in either case, a successor depositary is not appointed by the Company within 90 days of receipt by the Company of such notice or of the Company becoming aware of such ineligibility, or (ii) the Company in its sole discretion at any time determines not to have all of the Debt Securities represented by a Global Security and notifies the Trustee thereof. A Global Security exchangeable pursuant to the preceding sentence shall be exchangeable for Debt Securities registered in such names and in such authorized denominations as the Depositary for such Global Security shall direct.

SENIOR DEBT

   Payment of the principal of, premium, if any, and interest on Senior Debt Securities issued under the Senior Debt Indenture will rank pari passu with all other unsecured and unsubordinated debt of the Company.

SUBORDINATED DEBT

   Payment of the principal of, premium, if any, and interest on Subordinated Debt Securities issued under the Subordinated Debt Indenture will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Subordinated Debt Indenture, to all Senior Indebtedness of the Company. The Subordinated Debt Indenture does not contain any limitation on the amount of Senior Indebtedness that can be incurred by the Company. Indebtedness issued or to be issued pursuant to the Indenture between the Company and The Bank of New York, as Trustee, providing for the issuance of junior subordinated debt securities of the Company is subordinate in right of payment to the Subordinated Debt Securities. As of June 30, 1996, no junior subordinated debt securities were outstanding.

   The Subordinated Debt Indenture provides that no payment may be made by or on behalf of the Company on account of any obligation or, to the extent the subordination thereof is permitted by applicable law, claim in respect of the Subordinated Debt Securities, including the principal of, premium, if any, or interest on the Subordinated Debt Securities, or to redeem (or make a deposit in redemption of), defease (other than payments made by the Trustee pursuant to the provisions of the Indenture described under "--Discharge, Defeasance and Covenant Defeasance" with respect to a defeasance permitted by the Indenture, including the subordination provisions thereof) or acquire any of the Subordinated Debt Securities for cash, property or securities, (i) upon the maturity of the Designated Senior Indebtedness or any other Senior Indebtedness with an aggregate principal amount in excess of $1.0 million by lapse of time, acceleration or otherwise, unless and until all principal of, premium, if any, and interest on such Senior Indebtedness and all other obligations in respect thereof are first paid in full in cash or cash equivalents or such payment is duly provided for, or unless and until any such maturity by acceleration has been rescinded or waived or (ii) in the event of default in the payment of any principal of, premium, if any, or interest on or any other amount payable in respect of the Designated Senior Indebtedness or any other Senior Indebtedness with an aggregate principal amount in excess of $1.0 million when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, unless and until such payment default has been cured or waived or has otherwise ceased to exist.

   Upon the happening of a default (any event that, after notice or passage of time would be an event of default) or an event of default (any event that permits the holders of Senior Indebtedness or their representative or representatives immediately to accelerate its maturity) with respect to any Senior Indebtedness, other than a default in payment of the principal of, premium, if any, or interest on such Senior Indebtedness, upon written notice of such default or event of default given to the Company and the Trustee by the holders of a majority of the principal amount outstanding of the Designated Senior Indebtedness or their representative or, at such time as there is no Designated Senior Indebtedness, by the holders of a majority of the principal amount outstanding of all Senior Indebtedness or their representative or representatives or, if such default or event of default results from the acceleration of the Subordinated Debt Securities, immediately upon such acceleration, then, unless and until such default or event of default has been cured or waived or otherwise has ceased to exist, no payment may be made by or on behalf of the Company with respect to any obligation or claim in respect of the Subordinated Debt Securities, including the principal of, premium, if any, or interest on the Subordinated Debt Securities or to redeem (or make a deposit in redemption of), defease or acquire any of the Subordinated Debt Securities for cash, property or securities. Notwithstanding the foregoing, unless the Senior Indebtedness in respect of which such default or event of default exists has been declared due and payable in its entirety within 180 days after the date written notice of such default or event of default is delivered as set forth above or the date of such acceleration as the case may be (the "Payment Blockage Period"), and such declaration or acceleration has not been rescinded, the Company shall be required then to pay all sums not paid to the Holders of the Subordinated Debt Securities during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Subordinated Debt Securities. Any number of such notices may be given; provided however, that (i) during any 360 consecutive days, only one Payment Blockage Period shall commence and (ii) any such default or event of default that existed upon the commencement of a Payment Blockage Period may not be the basis for the commencement of any other Payment Blockage Period, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days.

   In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company from any source whether in cash, property or securities, shall be received by the Trustee or the Holders on account of any obligation or claim in respect of the Subordinated Debt Securities at a time when such payment or distribution is prohibited by the foregoing provisions, such payment or distribution shall be held in trust for the benefit of the holders of Senior Indebtedness, and shall be paid or delivered by the Trustee or such Holders, as the case may be, to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay or to provide for the payment in full in cash or cash equivalents of all such Senior Indebtedness, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

   Upon any distribution of assets of the Company upon any dissolution, winding up, total or partial liquidation or reorganization or readjustment of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company or otherwise, (i) the holders of all Senior Indebtedness would first be entitled to receive payment in full in cash or cash equivalents (or have such payment duly provided for) of the principal, premium, if any, and interest payable in respect therefor before the Holders would be entitled to receive any payment on account of the principal of, premium, if any, and interest on the Subordinated Debt Securities, and (ii) any payment or distribution of assets of the Company of any kind or character, from any source, whether in cash, property or securities to which the Holders or the Trustee on behalf of the Holders would be entitled, except for the subordination provisions contained in the Indenture, would be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay or provide for the payment in full in cash or cash equivalents of all such Senior Indebtedness, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

   The holders of the Senior Indebtedness and their respective representatives are authorized to demand specific performance of the provisions with respect to subordination in the Indenture at any time when the Company or any Holder shall have failed to comply with any provision with respect to subordination in the Indenture applicable to it, and the Company and each Holder irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance of such subordination provision in any action brought therefor by the holders of the Senior Indebtedness and their respective representatives.

   By reasons of such subordination, in the event of the liquidation or insolvency of the Company, creditors of the Company who are not holders of Senior Indebtedness, including Holders of the Subordinated Debt Securities, may recover less, ratably, than holders of Senior Indebtedness.

   No provision contained in the Indenture or the Subordinated Debt Securities will affect the obligation of the Company, which is absolute and unconditional, to pay, when due, principal of, premium, if any, and interest on the Subordinated Debt Securities. The subordination provisions of the Indenture and the Subordinated Debt Securities will not prevent the occurrence of any Event of Default under the Indenture or limit the rights of the Trustee or any Holder, except as provided in the seven preceding paragraphs, to pursue any other rights or remedies with respect to the Subordinated Debt Securities.

NEGATIVE PLEDGE

   The Senior Debt Indenture provides that the Company and any successor corporation will not, and will not permit any Subsidiary to, create, assume, incur or guarantee any indebtedness for borrowed money secured by a pledge, lien or other encumbrance except for Permitted Liens (as defined in the Senior Debt Indenture) on the Voting Stock of DLJSC or any other Subsidiary of the Company which shall hereafter succeed by merger or otherwise to all or substantially all of the business of DLJSC (a "DLJSC Successor"), without making effective provision whereby the Senior Debt Securities will be secured equally and ratably with such secured indebtedness. (Senior Debt Indenture, Section 4.3)

CERTAIN DEFINITIONS

   The term "Holder" or "Securityholder" as defined in the applicable Indenture means the registered holder of any Debt Security with respect to registered Debt Securities and the bearer of any unregistered Debt Security or any coupon appertaining thereto, as the case may be.

   The term "Designated Senior Indebtedness" means any class of Senior Indebtedness the aggregate principal amount outstanding of which exceeds $50 million and which is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior
Indebtedness arises as "Designated Senior Indebtedness."

   The term "Original Issue Discount Security" as defined in the applicable Indenture means any Debt Security that provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.2 of the applicable Indenture.

   The term "Senior Indebtedness" as defined in the Subordinated Debt Indenture means the principal of and premium, if any, and interest on (a) all indebtedness of the Company, whether outstanding on the date of the Subordinated Debt Indenture or thereafter created, (i) for money borrowed by the Company, (ii) for money borrowed by, or obligations of, others and either assumed or guaranteed, directly or indirectly, by the Company, (iii) in respect of letters of credit and acceptances issued or made by banks, or (iv) constituting purchase money indebtedness, or indebtedness secured by property included in the property, plant and equipment accounts of the Company at the time of the acquisition of such property by the Company, for the payment of which the Company is directly liable, and (b) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any such indebtedness. As used in the preceding sentence, the term "purchase money indebtedness" means indebtedness evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or other security interest) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise, unless by its terms such indebtedness is subordinated to other indebtedness of the Company. Notwithstanding anything to the contrary in the Subordinated Debt Indenture or the Subordinated Debt Securities, Senior Indebtedness shall not include, (i) any indebtedness of the Company which, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to or pari passu with the Subordinated Debt Securities or (ii) any indebtedness of the Company to a subsidiary of the Company. (Subordinated Debt Indenture, Section 1.1)

   The term "Subsidiary" as defined in the applicable Indenture means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock (as defined in the applicable Indenture) is owned directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

RESTRICTIONS ON MERGERS AND SALES OF ASSETS

   Under each Indenture, the Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions) to, any Person (other than a consolidation with or merger with or into a Subsidiary or a sale, conveyance, transfer, lease or other disposition to a Subsidiary) or permit any Person to merge with or into the Company unless:
(a) either (i) the Company shall be the continuing Person or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Debt Securities and under the applicable Indenture and the Company shall have delivered to the Trustee an opinion of counsel stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for in the applicable Indenture relating to such transaction have been complied with and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company or such successor enforceable against such entity in accordance with the terms, subject to customary exceptions; and (b) the Company shall have delivered to the Trustee an officers' certificate to the effect that immediately after giving effect to such transaction, no Default (as defined in the applicable Indenture) shall have occurred and be continuing and an opinion of counsel as to the matters set forth in paragraph (a) above. (Section 5.1)

EVENTS OF DEFAULT

   Events of Default defined in the applicable Indenture with respect to the Debt Securities of any series are: (a) the Company defaults in the payment of all or any part of the principal of any Debt Security of such series when the same becomes due and payable at maturity, upon acceleration, redemption or mandatory repurchase, including as a sinking fund installment, or otherwise;
(b) the Company defaults in the payment of any interest on any Debt Security of such series when the same becomes due and payable, and such default continues for a period of 30 days; (c) the Company defaults in the performance of or breaches any other covenant or agreement of the Company in the applicable Indenture with respect to any Debt Security of such series or in the Debt Securities of such series and such default or breach continues for a period of 60 consecutive days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of 25% or more in aggregate principal amount of the Debt Securities of all series under the applicable Indenture affected thereby; (d) an involuntary case or other proceeding shall be commenced against the Company or DLJSC (including for purposes of paragraph (d) and (e) hereof any DLJSC Successor) with respect to the Company or DLJSC or their respective debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or DLJSC or for any substantial part of the property and assets of the Company or DLJSC, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or DLJSC under any bankruptcy, insolvency or other similar law now or hereafter in effect; (e) the Company or DLJSC (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or DLJSC or for all or substantially all of the property and assets of the Company or DLJSC or (iii) effects any general assignment for the benefit of creditors; (f) an event of default, as defined in any one or more indentures or instruments evidencing or under which the Company has at the date of the applicable Indenture or shall thereafter have outstanding an aggregate of at least $25,000,000 aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten days after notice thereof shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Debt Securities at the time outstanding under the applicable Indenture; provided that if such event of default under such indentures or instruments shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default under the applicable Indenture by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders; (g) failure by the Company to make any payment at maturity, including any applicable grace period, in respect of at least $25,000,000 aggregate principal amount of indebtedness for borrowed money and such failure shall have continued for a period of ten days after notice thereof shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Debt Securities at the time outstanding under the applicable Indenture; provided that if such failure shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default under the applicable Indenture by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders; or (h) any other Event of Default established with respect to any series of Debt Securities issued pursuant to the applicable Indenture occurs. (Section 6.1)

   Each Indenture provides that if an Event of Default described in clauses
(a) or (b) of the immediately preceding paragraph with respect to the Debt Securities of any series then outstanding thereunder occurs and is continuing, then, and in each and every such case, except for any series of Debt Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of any such affected series then outstanding under the applicable Indenture (each such series treated as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Debt Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to the applicable Indenture) of all Debt Securities of such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clauses (c) or (h) of the immediately preceding paragraph with respect to the Debt Securities of one or more series then outstanding under the applicable Indenture occurs and is continuing, then, in each and every such case, except for any series of Debt Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount (or, if the Debt Securities of any such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of the Debt Securities of all such affected series then outstanding under the applicable Indenture (treated as a single class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Debt Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to the applicable Indenture) of all Debt Securities of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clauses (d) or (e) of the immediately preceding paragraph occurs and is continuing, then the principal amount (or, if any Debt Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of all the Debt Securities then outstanding under the applicable Indenture and interest accrued thereon, if any, shall be and become immediately due and payable, without any notice or other action by any Holder or the Trustee to the full extent permitted by applicable law. If an Event of Default described in clauses (f) or (g) of the immediately preceding paragraph, or in clauses (c) or (h) of the immediately preceding paragraph with respect to the Debt Securities of all series then outstanding under the applicable Indenture, occurs and is continuing, then, in each and every such case, either the Trustee or the Holders of not less than 25% in aggregate principal amount (or, if the Debt Securities of any outstanding series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of all Debt Securities of any series then outstanding under the applicable Indenture except for any series of Debt Securities the principal of which shall have already become due and payable (treated as a single class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Debt Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to the applicable Indenture) of all Debt Securities of any series then outstanding under the applicable Indenture, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. Upon certain conditions such declarations may be rescinded and annulled and past defaults may be waived by the Holders of a majority in principal of the then outstanding Debt Securities of all such series that have been accelerated under the applicable Indenture (voting as a single class). (Section 6.2) Because the ability of Holders to declare the Debt Securities of any series due and payable upon an Event of Default under clauses (c),
(f), (g) or (h) of the immediately preceding paragraph depends on the requisite action by Holders of all affected series of Debt Securities under the applicable Indenture, if there is more than one series of Debt Securities outstanding, Holders of a particular series of Debt Securities may be unable to declare the Debt Securities under the applicable Indenture due and payable upon an Event of Default described in clauses (c), (f), (g) or (h) of the immediately preceding paragraph without action by Holders of such other series. In October 1995, the Company issued $500,000,000 in aggregate principal amount of 6 7/8% Senior Notes due 2005 under the Senior Debt Indenture and in February 1996 issued $250,000,000 in aggregate principal amount of 5 5/8% Medium-Term-Notes due 2016 under the Senior Debt Indenture, all of which were outstanding as of the date hereof.

   Each Indenture contains a provision under which, subject to the duty of the Trustee during a default to act with the required standard of care, (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any officers' certificate, opinion of counsel (or both), resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person or persons and the Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; (ii) before the Trustee acts or refrains from acting, it may require an officers' certificate and/or an opinion of counsel, which shall conform to the requirements of the applicable Indenture and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion; subject to the terms of the applicable Indenture, whenever in the administration of the trusts of the applicable Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action under the applicable Indenture, such matter (unless other evidence in respect thereof be specifically prescribed in the applicable Indenture) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an officers' certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of the applicable Indenture upon the faith thereof; (iii) the Trustee may act through its attorneys and agents not regularly in its employ and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care; (iv) any request, direction, order or demand of the Company mentioned in the applicable Indenture shall be sufficiently evidenced by an officers' certificate (unless other evidence in respect thereof be specifically prescribed in the applicable Indenture); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company; (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the applicable Indenture at the request, order or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction; (vi) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with the applicable Indenture relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the applicable Indenture; (vii) the Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it under the applicable Indenture in good faith and in reliance thereon; and (viii) prior to the occurrence of an Event of Default under the applicable Indenture and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, officers' certificate, opinion of counsel, Board Resolution, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Debt Securities of all series affected then outstanding under the applicable Indenture; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of the applicable Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding. (Section 7.2)

   Subject to such provisions in the applicable Indenture for the indemnification of the Trustee and certain other limitations, the Holders of at least a majority in aggregate principal amount (or, if any Debt Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of the outstanding Debt Securities under the applicable Indenture of all series affected (voting as a single class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series by the applicable Indenture; provided, that the Trustee may refuse to follow any direction that conflicts with law or the applicable Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders not joining in the giving of such direction; and provided further, that the Trustee may take any other action it deems proper that is not inconsistent with any directions received from Holders of Debt Securities pursuant to this paragraph. (Section 6.5)

   Subject to various provisions in the applicable Indenture, the Holders of at least a majority in principal amount (or, if the Debt Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of the outstanding Debt Securities under the applicable Indenture of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Debt Securities of such series and its consequences, except a Default in the payment of principal of or interest on any Debt Security as specified in clauses (a) or (b) of Section 6.1 of the applicable Indenture or in respect of a covenant or provision of the applicable Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Debt Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Debt Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the applicable Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. (Section 6.4)

   Each Indenture provides that no Holder of any Debt Securities of any series may institute any proceeding, judicial or otherwise, with respect to the applicable Indenture or the Debt Securities of such series, or for the appointment of a receiver or trustee, or for any other remedy under the applicable Indenture, unless: (i) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of such series; (ii) the Holders of at least 25% in aggregate principal amount of outstanding Debt Securities of all such series affected under the applicable Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under the applicable Indenture; (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Debt Securities of all such affected series under the applicable Indenture have not given the Trustee a direction that is inconsistent with such written request. A Holder may not use the applicable Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder. (Section 6.6)

   Each Indenture contains a covenant that the Company will file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. (Section 4.5)

DISCHARGE, DEFEASANCE AND COVENANT DEFEASANCE

   Each Indenture provides with respect to each series of Debt Securities that the Company may terminate its obligations under the Debt Securities of any series and the applicable Indenture with respect to Debt Securities of such series if: (i) all Debt Securities of such series previously authenticated and delivered, with certain exceptions, have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it under the applicable Indenture; or (ii) (a) the Debt Securities of such series mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (b) the Company irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders of such Debt Securities for that purpose, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment, to pay the principal of and interest on the Debt Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it under the applicable Indenture, and (c) the Company delivers to the Trustee an officers' certificate and an opinion of counsel, in each case stating that all conditions precedent provided for in the applicable Indenture relating to the satisfaction and discharge of the applicable Indenture with respect to the Debt Securities of such series have been complied with. With respect to the foregoing clause (i), only the Company's obligations to compensate and indemnify the Trustee under the applicable Indenture shall survive. With respect to the foregoing clause (ii), only the Company's obligations to execute and deliver Debt Securities of such series for authentication, to set the terms of the Debt Securities of such series, to maintain an office or agency in respect of the Debt Securities of such series, to have moneys held for payment in trust, to register the transfer or exchange of Debt Securities of such series, to deliver Debt Securities of such series for replacement or to be canceled, to compensate and indemnify the Trustee and to appoint a successor trustee, and its right to recover excess money held by the Trustee shall survive until such Debt Securities are no longer outstanding. Thereafter, only the Company's obligations to compensate and indemnify the Trustee, and its right to recover excess money held by the Trustee shall survive. (Section 8.1)

   Each Indenture provides that the Company (i) will be deemed to have paid and will be discharged from any and all obligations in respect of the Debt Securities of any series under the applicable Indenture, and the provisions of the applicable Indenture will, except as noted below, no longer be in effect with respect to the Debt Securities of such series ("legal defeasance") and (ii) may, in the case of the Senior Debt Indenture, omit to comply with any term, provision or condition of the applicable Indenture described above under "--Negative Pledge" (or in the case of each Indenture omit to comply with any other specific covenant relating to such series provided for in a Board Resolution or supplemental indenture which may by its terms be defeased pursuant to such Indenture), and such omission shall be deemed not to be an Event of Default under clauses (c) or (h) of the first paragraph of "--Events of Default" with respect to the outstanding Debt Securities of a series under the applicable Indenture ("covenant defeasance"); provided that the following conditions shall have been satisfied: (a) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Debt Securities of such series, for payment of the principal of and interest on the Debt Securities of such series, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the principal of and accrued interest on the outstanding Debt Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be; (b) such deposit will not result in a breach or violation of, or constitute a default under, the applicable Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound; (c) no Default with respect to such Debt Securities of such series shall have occurred and be continuing on the date of such deposit; (d) the Company shall have delivered to the Trustee an opinion of counsel that (1) the Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this provision of the applicable Indenture and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (2) the Holders of the Debt Securities of such series have a valid security interest in the trust funds subject to no prior liens under the Uniform Commercial Code, and
(e) the Company has delivered to the Trustee an officers' certificate and an opinion of counsel, in each case stating that all conditions precedent provided for the applicable Indenture relating to the defeasance contemplated have been complied with. In the case of legal defeasance under clause (i) above, the opinion of counsel referred to in clause (d)(1) above may be replaced by a ruling directed to the Trustee received from the Internal Revenue Service to the same effect. Subsequent to legal defeasance under clause (i) above, the Company's obligations to execute and deliver Debt Securities of such series for authentication, to set the terms of the Debt Securities of such series, to maintain an office or agency in respect of the Debt Securities of such series, to have moneys held for payment in trust, to register the transfer or exchange of Debt Securities of such series, to deliver Debt Securities of such series for replacement or to be canceled, to compensate and indemnify the Trustee and to appoint a successor trustee, and its right to recover excess money held by the Trustee shall survive until such Debt Securities are no longer outstanding. After such Debt Securities are no longer outstanding, in the case of legal defeasance under clause (i) above, only the Company's obligations to compensate and indemnify the Trustee and its right to recover excess money held by the Trustee shall survive. (Sections 8.2 and 8.3)

MODIFICATION OF THE INDENTURES

   Each Indenture provides that the Company and the Trustee may amend or supplement the applicable Indenture or the Debt Securities of any series without notice to or the consent of any Holder: (1) to cure any ambiguity, defect or inconsistency in the applicable Indenture; provided that such amendments or supplements shall not materially and adversely affect the interests of the Holders; (2) to comply with Article 5 of the applicable Indenture in connection with a consolidation or merger of the Company or the sale, conveyance, transfer, lease or other disposal of all or substantially all of the property and assets of the Company; (3) to comply with any requirements of the Commission in connection with the qualification of the applicable Indenture under the Trust Indenture Act; (4) to evidence and provide for the acceptance of appointment under the applicable Indenture with respect to the Debt Securities of any or all series by a successor Trustee;
(5) to establish the form or forms or terms of Debt Securities of any series or of the coupons pertaining to such Debt Securities as permitted under the applicable Indenture; (6) to provide for uncertificated or unregistered Debt Securities and to make all appropriate changes for such purpose; or (7) to make any change that does not materially and adversely affect the rights of any Holder. (Section 9.1)

   Each Indenture also contains provisions whereby the Company and the Trustee, subject to certain conditions, without prior notice to any Holders, may amend the applicable Indenture and the outstanding Debt Securities of any series with the written consent of the Holders of a majority in principal amount of the Debt Securities then outstanding under the applicable Indenture of all series affected by such amendment (all such series voting as one class), and the Holders of a majority in principal amount of the outstanding Debt Securities under the applicable Indenture of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the applicable Indenture or the Debt Securities of such series. Notwithstanding the foregoing provisions, without the consent of each Holder affected thereby, an amendment or waiver, including a waiver pursuant to Section 6.4 of the applicable Indenture, may not: (i) extend the stated maturity of the principal of, or any sinking fund obligation or any installment of interest on, such Holder's Debt Security, or reduce the principal thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Debt Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor; (ii) reduce the percentage in principal amount of outstanding Debt Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the applicable Indenture or certain Defaults and their consequences provided for in the applicable Indenture; (iii) waive a Default in the payment of principal of or interest on any Debt Security of such Holder; or
(iv) modify any of the provisions of this provision of the applicable Indenture, except to increase any such percentage or to provide that certain other provisions of the applicable Indenture cannot be modified or waived without the consent of the Holder of each outstanding Debt Security thereunder affected thereby. A supplemental indenture which changes or eliminates any covenant or other provision of the applicable Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of Holders of Debt Securities of such series with respect to such covenant or provision, shall be deemed not to affect the rights under the applicable Indenture of the Holders of Debt Securities of any other series or of the coupons appertaining to such Debt Securities. It shall not be necessary for the consent of any Holder under this provision of the applicable Indenture to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof. After an amendment, supplement or waiver under this section of the applicable Indenture becomes effective, the Company shall give to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. (Section 9.2)

GOVERNING LAW

   The Indentures and the Debt Securities will be governed by the laws of the State of New York. (Section 10.8 and Section 11.8)

CONCERNING THE TRUSTEE

   The Company and its subsidiaries maintain ordinary banking and trust relationships with The Bank of New York and its affiliates.

                             PLAN OF DISTRIBUTION

   Offered Securities may be sold (i) through agents, (ii) through underwriters, (iii) through dealers or (iv) directly to purchasers.

   Offers to purchase Offered Securities may be solicited by agents designated by the Company from time to time. Any such agent involved in the offer or sale of the Offered Securities will be named, and any commissions payable by the Company to such agent will be set forth, in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, any such agent will be acting on a best efforts basis for the period of its appointment. Any such agent may be deemed to be an underwriter, as that term is defined in the Securities Act, of the Offered Securities so offered and sold.

   If an underwriter or underwriters are utilized in the sale of Offered Securities, the Company will execute an underwriting agreement with such underwriter or underwriters at the time an agreement for such sale is reached, and the names of the specific managing underwriter or underwriters, as well as any other underwriters, and the terms of the transactions, including compensation of the underwriters and dealers, if any, will be set forth in the Prospectus Supplement, which will be used by the underwriters to make resales of Offered Securities.

   If a dealer is utilized in the sale of Offered Securities, the Company will sell such Offered Securities to the dealer, as principal. The dealer may then resell such Offered Securities to the public at varying prices to be determined by such dealer at the time of resale. The name of the dealer and the terms of the transactions will be set forth in the Prospectus Supplement relating thereto.

   If DLJSC, a wholly owned subsidiary of the Company, participates in the distribution of Offered Securities, the offering of the Offered Securities will be conducted in accordance with Section 2720 of the NASD Conduct Rules.

   Offers to purchase Offered Securities may be solicited directly by the Company and sales thereof may be made by the Company directly to institutional investors or others. The terms of any such sales will be described in the Prospectus Supplement relating thereto.

   Agents, underwriters and dealers may be entitled under agreements which may be entered into with the Company, to indemnification by the Company against certain liabilities, including liabilities under the 1933 Act, and any such agents, underwriters or dealers, or their affiliates may be customers of, engage in transactions with or perform services for the Company, in the ordinary course of business.

   If so indicated in the Prospectus Supplement, the Company will authorize agents and underwriters to solicit offers by certain institutions to purchase Offered Securities from the Company at the public offering price set forth in the Prospectus Supplement pursuant to Delayed Delivery Contracts ("Contracts") providing for payment and delivery on the date stated in the Prospectus Supplement. Such Contracts will be subject to only those conditions set forth in the Prospectus Supplement. A commission indicated in the Prospectus Supplement will be paid to underwriters and agents soliciting purchases of Offered Securities pursuant to any such Contracts accepted by the Company.

   This Prospectus, together with the Prospectus Supplement, may also be used by DLJSC in connection with offers and sales of Offered Securities related to market-making transactions by and through DLJSC, at negotiated prices related to prevailing market prices at the time of sale or otherwise. DLJSC may act as principal or agent in such transactions.

                                LEGAL MATTERS

   Unless otherwise indicated in the applicable Prospectus Supplement, the validity of the Securities and certain other legal matters in connection with the offering of the Securities will be passed upon by Michael A. Boyd, Senior Vice President and General Counsel to the Company, and Davis Polk & Wardwell. Mr. Boyd owns 22,466 restricted stock units of the Company and holds options to purchase 39,772 shares of Common Stock. Davis Polk & Wardwell from time to time provides legal services to the Company and its subsidiaries.

                                   EXPERTS

   The consolidated financial statements and financial statement schedule of the Company as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995 have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS, IN CONNECTION WITH ANY OFFERING CONTEMPLATED HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, ANY UNDERWRITER, AGENT OR DEALER. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS NOR ANY SALE MADE HEREUNDER OR THEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF OR THEREOF. NEITHER THIS PROSPECTUS SUPPLEMENT NOR THE ACCOMPANYING PROSPECTUS SHALL CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                              TABLE OF CONTENTS

                                                PAGE
                                             --------
            PROSPECTUS SUPPLEMENT
Incorporation of Certain Information by
 Reference..................................     S-3
Description of Notes........................     S-4
Special Provisions Relating to Foreign
 Currency Notes.............................    S-18
Foreign Currency Risks......................    S-22
United States Tax Considerations............    S-24
Plan of Distribution........................    S-32
Experts.....................................    S-33
                 PROSPECTUS
Available Information ......................       2
Incorporation of Certain Information by
 Reference .................................       2
Use of Proceeds.............................       3
Ratios of Earnings to Fixed Charges and
 Earnings to Combined Fixed Charges and
 Preferred Stock Dividends .................       3
The Company.................................       4
Description of Capital Stock ...............       6
Description of Debt Securities .............       9
Plan of Distribution .......................      22
Legal Matters ..............................      22
Experts ....................................      23

                                 $300,000,000
                             DONALDSON, LUFKIN &
                                JENRETTE, INC.

                              MEDIUM-TERM NOTES
                              DUE NINE MONTHS OR
                           MORE FROM DATE OF ISSUE

                            PROSPECTUS SUPPLEMENT

                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION

                                APRIL 8, 1997

                                                Filed Pursuant to Rule 424(b)(2)
                                                Registration File No.: 333-07657



PROSPECTUS SUPPLEMENT
APRIL 8, 1997
(TO PROSPECTUS DATED AUGUST 15, 1996)

                                 $300,000,000
                      DONALDSON, LUFKIN & JENRETTE, INC.
                              MEDIUM-TERM NOTES
                  DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

   Donaldson, Lufkin & Jenrette, Inc. (the "Company") may from time to time offer its Medium-Term Notes (the "Notes"), in an aggregate principal amount (or in the case of Notes issued at a discount from the principal amount, an aggregate initial offering price) of up to $300,000,000, or the equivalent thereof in one or more other currencies, currency units or composite currencies, subject to reduction as a result of the sale of certain other Debt Securities and Preferred Stock. See "Plan of Distribution." Unless otherwise indicated in the applicable Pricing Supplement, the interest rate on each Note will be either a fixed rate established by the Company at the date of issue of such Note, which may be zero in the case of certain Original Issue Discount Notes (as defined herein), or a floating rate as set forth therein and specified in the applicable Pricing Supplement. Notes may also be issued as otherwise described under "Description of Notes."

   The interest rate or rates and/or interest rate formula or formulae, if any, issue price, stated maturity, and other variable terms of the Notes will be established by the Company prior to the date of issuance of such Notes and will be specified in the applicable Pricing Supplement. Interest rates and interest rate formulae are subject to change by the Company, but no such change will affect any Note which the Company has already issued or has agreed to issue. Original Issue Discount Notes may provide that holders of such Notes will not receive periodic payments of interest. See "Description of Notes--Original Issue Discount Notes." Each Note will mature on a day nine months or more from the date of issue, as set forth in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, the Notes may not be redeemed by the Company or repaid by the Company at the option of the holders prior to maturity. Notes denominated in U.S. dollars will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. The authorized denominations of Notes not denominated in U.S. dollars and any terms relating to such Notes will be set forth in the applicable Pricing Supplement.

   Each Note will be issued only in fully registered form and will be represented either by a global security registered in the name of a nominee of The Depository Trust Company, as Depositary (a "Book-Entry Note"), or by a certificate issued in definitive form (a "Certificated Note"), as set forth in the applicable Pricing Supplement. Beneficial interests in global securities representing Book-Entry Notes will be shown on, and transfer thereof will be effected through, the records maintained by the Depositary (with respect to participants' interests) and its participants. Book-Entry Notes will not be issuable as Certificated Notes except in limited circumstances. See "Description of Debt Securities--Book-Entry System" in the accompanying Prospectus.

   SEE "FOREIGN CURRENCY RISKS" BEGINNING ON PAGE S-22 HEREOF FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT, ANY PRICING SUPPLEMENT OR THE PROSPECTUS TO WHICH IT RELATES. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

   This Prospectus Supplement has been prepared for use by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") in connection with offers and sales of the Notes which may be made by it from time to time in market-making transactions at negotiated prices relating to prevailing market prices at the time of sale. The Company has been advised by DLJSC that it currently intends to make a market in the Notes; however, it is not obligated to do so. Any such market-making may be discontinued at any time, and there is no assurance as to the liquidity of, or trading market for, the Notes. DLJSC may act as principal or agent in such transactions. See "Plan of Distribution" herein.

   CERTAIN PERSONS PARTICIPATING IN THE DISTRIBUTION OF THE NOTES MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE NOTES OR OTHER DEBT SECURITIES. SPECIFICALLY, THE AGENTS MAY OVERALLOT IN CONNECTION WITH THE OFFERING, AND MAY BID FOR, AND PURCHASE, NOTES IN THE OPEN MARKET.

   References herein to "U.S. dollars" or "U.S. $" or "$" are to the lawful currency of the United States of America.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   The Company's Annual Report on Form 10-K for the year ended December 31, 1996, previously filed by the Company with the Commission, is incorporated by reference in this Prospectus.

   All documents filed by the Company after the date of this Prospectus Supplement pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the termination of the offering of the Notes offered hereby, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus and this accompanying Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statements as modified or superseded shall be deemed, except as so modified or superseded, to constitute a part of the Prospectus and this accompanying Prospectus Supplement.

   The Company will provide without charge to each person to whom a copy of the Prospectus and this accompanying Prospectus Supplement is delivered, upon written or oral request of such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in the Prospectus and this accompanying Prospectus Supplement (other than certain exhibits to such documents). Requests for such documents should be directed to Donaldson, Lufkin & Jenrette, Inc., 277 Park Avenue, New York, New York 10172, Attention: Corporate Secretary (Telephone: (212) 892-3000).

                             DESCRIPTION OF NOTES

GENERAL

   The following description of the particular terms of the Notes offered hereby (referred to in the accompanying Prospectus as the "Debt Securities") supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Debt Securities set forth in the Prospectus, to which description reference is hereby made. Unless otherwise specified in the applicable Pricing Supplement, the Notes will have the terms described below, except that references to interest payments and interest-related information do not apply to certain Original Issue Discount Notes. See "--Original Issue Discount Notes."

   The Notes will be issued under an Indenture dated as of October 25, 1995 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The following summaries of certain provisions of the Indenture do not purport to be complete, and are subject to, and are qualified in their entirety by reference to, all the provisions of the Indenture, including the definitions therein of certain terms.

   The Notes will be direct, unsecured and unsubordinated obligations of the Company. Except as described under "Description of Debt Securities--Negative Pledge" in the accompanying Prospectus, the Notes will not limit other indebtedness or securities which may be incurred or issued by the Company or any of its subsidiaries or contain financial or similar restrictions on the Company or any of its subsidiaries. The operations of the Company are conducted through its subsidiaries, and therefore, the Company is dependent upon the earnings and cash flow of its subsidiaries to meet its obligations, including obligations under the Notes. The Notes will be effectively subordinated to all indebtedness of the Company's subsidiaries. The Company's rights and the rights of its creditors, including holders of Notes, to participate in the distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization will be subject to prior claims of such subsidiary's creditors, including trade creditors, except to the extent the Company may itself be a creditor with reorganized claims against such subsidiary.

   This Prospectus Supplement and any Pricing Supplement, may be used in connection with the offer and sale from time to time of Notes in an aggregate initial public offering price of up to U.S. $300,000,000 or the equivalent thereof in other currencies, currency units or composite currencies (provided that, with respect to Original Issue Discount Notes, the initial offering price of such Notes shall be used in calculating the aggregate principal amount of Notes offered hereunder). The aggregate principal amount of Notes authorized to be issued hereunder may be increased by the Company from time to time. The aggregate principal amount of Notes authorized to be issued under this Prospectus Supplement is subject to reduction as a result of the sale by the Company after the date of this Prospectus Supplement of other issues of Debt Securities and Preferred Stock (as defined in the Prospectus) from time to time as described in the accompanying Prospectus. See "Plan of Distribution" herein and in the accompanying Prospectus.

   The Pricing Supplement relating to a Note will describe the following terms: (i) the currency, currency unit or composite currency in which such
Note is denominated (the "Specified Currency") and, if other than the Specified Currency, the currency, currency unit or composite currency in which payments of principal and interest on such Note will be made (and, if the Specified Currency is other than U.S. dollars, certain other terms relating to such Note (a "Foreign Currency Note") and such Specified Currency); (ii) whether such Note bears a fixed rate of interest (a "Fixed Rate Note") or bears a floating rate of interest (a "Floating Rate Note") (including whether such Note is a Regular Floating Rate Note, a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note (each as defined below)); (iii) the price at which such Note will be issued (the "Issue Price"); (iv) the date on which such Note will be issued (the "Original Issue Date"); (v) the date on which such Note will mature; (vi) if such Note is a Fixed Rate Note, the rate per annum at which such Note will bear interest, if any, and whether the maturity thereof is extendible; (vii) if such Note is a Floating Rate Note, the Interest Rate Basis, the Initial Interest Rate, the Interest Payment Dates, the Index Maturity, the Spread and/or Spread Multiplier, if any (each as defined below), and any other terms relating to the particular method of calculating the interest rate for such Note; (viii) if such Note is an Indexed Note (as defined below), the terms relating to the particular Note; (ix) if such Note is a Dual Currency Note (as defined below) the terms relating to the particular

Note; (x) if such Note is an Amortizing Note (as defined below), the amortization schedule and any other terms relating to the particular Note;
(xi) whether such Note is an Original Issue Discount Note; (xii) whether such Note may be redeemed at the option of the Company, or repaid at the option of the holder, prior to its stated maturity as described under "--Optional Redemption" and "--Repayment at the Noteholders' Option; Repurchase" below and, if so, the provisions relating to such redemption or repayment, including, in the case of any Original Issue Discount Notes, the information necessary to determine the amount due upon redemption or repayment; (xiii) any relevant tax consequences associated with the terms of the Notes which have not been described under "United States Tax Considerations" below; and
(xiv) any other terms of such Note not inconsistent with the provisions of the Indenture.

   Subject to such additional restrictions as are described under "Special Provisions Relating to Foreign Currency Notes," each Note will mature on a day nine months or more from the date of issue, as specified in the applicable Pricing Supplement, as selected by the initial purchaser and agreed to by the Company. In the event that such maturity date of any Note or any date fixed for redemption or repayment of any Note (collectively, the "Maturity Date") is not a Business Day (as defined below), principal and interest payable at maturity or upon such redemption or repayment will be paid on the next succeeding Business Day with the same effect as if such Business Day were the Maturity Date. No interest shall accrue for the period from and after the Maturity Date to such next succeeding Business Day. Except as may be provided in the applicable Pricing Supplement and except for Indexed Notes, all Notes will mature at par.

   The Notes will be offered on a continuing basis, and will be issued in denominations of $1,000 and any integral multiples of $1,000 in excess thereof, unless otherwise specified in the applicable Pricing Supplement; provided, however, that Notes in Specified Currencies other than U.S. dollars shall be issued in such denominations as are set forth in the applicable Pricing Supplement. See "Special Provisions Relating to Foreign Currency Notes."

   Interest rates offered by the Company with respect to the Notes may differ depending upon, among other things, the aggregate principal amount of the Notes purchased in any single transaction.

   Notes will be issued in the form of (i) one or more fully registered global securities (each, a "Global Security") deposited with or on behalf of The Depository Trust Company ("DTC"), as Depositary, and registered in the name of a nominee of DTC (a "Book-Entry Note") or (ii) a certificate in definitive form (a "Certificated Note"), in each case as specified in the applicable Pricing Supplement. See "Description of Debt Securities--Book Entry System" in the Prospectus. Certificated Notes will not be exchangeable for Book-Entry Notes and, except under the circumstances described in the Prospectus under the caption "Description of Debt Securities--Book Entry System," Book-Entry Notes will not be exchangeable for Certificated Notes and will not otherwise be issuable as Certificated Notes.

   Principal of, premium, if any, and interest, if any, on any Notes payable in U.S. dollars will be payable in the manner described herein, the transfer of the Notes will be registrable, and Notes will be exchangeable for Notes bearing identical terms and provisions at the office of The Bank of New York, the Company's paying agent (the "Paying Agent," which term includes any successor paying agent appointed by the Company) and registrar for the Notes (the "Registrar," which term includes any successor registrar), currently located at 101 Barclay Street, Floor 21W, New York, New York 10286; provided, that payment of interest, other than interest at maturity or upon redemption or repayment, may be made by check mailed to the address of the person entitled thereto as it appears on the security register at the close of business on the Regular Record Date (as defined herein) corresponding to the relevant Interest Payment Date (as defined herein); provided, further, that Book-Entry Notes will be exchangeable only in the manner and to the extent set forth under "Description of Debt Securities--Book-Entry System" in the accompanying Prospectus. Notwithstanding the foregoing, (a) a depositary, as holder of Book-Entry Notes, shall be entitled to receive payments of interest by wire transfer of immediately available funds and (b) a holder of $5,000,000 (or, if the Notes are denominated in a Specified Currency other than U.S. dollars, the equivalent thereof in such Specified Currency) or more in aggregate principal amount of Certificated Notes having identical terms and provisions shall be entitled to receive payments of interest, other than interest due at maturity or upon redemption or repayment, if any, by wire transfer of immediately available funds into an account maintained by the holder in the United States, if appropriate wire transfer instructions have been received by the Paying Agent not less than ten days prior to the applicable Interest Payment Date. Certain additional payment provisions with respect to Foreign Currency Notes are described under "Special Provisions Relating to Foreign Currency Notes" below.

   The principal and interest payable in U.S. dollars on a Note at maturity or upon redemption or repayment will be paid by wire transfer of immediately available funds against presentation of the Note at the office of the Paying Agent, except as provided below under "--Replacement at the Noteholders' Option; Repurchase" and unless otherwise provided in the applicable Pricing Supplement.

OPTIONAL REDEMPTION

   Unless otherwise provided in the applicable Pricing Supplement, the Notes cannot be redeemed prior to maturity by the Company and will not be subject to any sinking fund. The Notes will be redeemable at the option of the Company prior to the maturity date thereof only if an "Initial Redemption Date" is specified in the applicable Pricing Supplement. If so specified, the Notes will be subject to redemption at the option of the Company on any date on and after the applicable Initial Redemption Date in whole or from time to time in part in increments of $1,000 or such other minimum denomination specified in such Pricing Supplement (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination), at the applicable Redemption Price (as defined herein), together with unpaid interest accrued to the date of redemption, on notice given not more than 60 nor less than 30 calendar days prior to the date of redemption and in accordance with the provisions of the Indenture. "Redemption Price" means, with respect to any Note, an amount equal to the Initial Redemption Percentage specified in the applicable Pricing Supplement (as adjusted by the Annual Redemption Percentage Reduction specified therein, if applicable) multiplied by the unpaid principal amount to be redeemed. The Initial Redemption Percentage, if any, applicable to a Note shall decline on each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed. The Redemption Price of Original Issue Discount Notes is described below under "--Original Issue Discount Notes."

   Foreign Currency Notes may be subject to different restrictions on redemption. See "Special Provisions Relating to Foreign Currency
Notes--Minimum Denominations, Restrictions on Maturities, Repayment and Redemption."

REPAYMENT AT THE NOTEHOLDERS' OPTION; REPURCHASE

   The Notes will be repayable by the Company at the option of the holders thereof prior to maturity only if one or more "Optional Repayment Date" is specified in the applicable Pricing Supplement. If so specified, the Notes will be subject to repayment at the option of the holders thereof on any Optional Repayment Date in whole or in part from time to time in increments of $1,000 or such other minimum denomination specified in the applicable Pricing Supplement (provided that any remaining principal amount thereof shall be at least $1,000 or such other minimum denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued to the date of repayment. For any Note to be repaid, such Note must be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its corporate trust office (or such other address of which the Company shall from time to time notify the holders of Notes) not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the holder will be irrevocable. The repayment price of Original Issue Discount Notes is described below under "--Original Issue Discount Notes." Notwithstanding the foregoing, the Company will comply with Section 14(e) under the Exchange Act, to the extent applicable, and any other tender offer rules under the Exchange Act which may then be applicable, in connection with any obligation of the Company to purchase Notes at the option of the holders thereof as described herein.

   Only the Depositary may exercise the repayment option in respect of Global Securities representing Book-Entry Notes. Accordingly, beneficial owners of Global Securities that desire to have all or any portion of the Book-Entry Notes represented by such Global Securities repaid must direct the participant of DTC through which they own their interest (each, a "Participant") to direct DTC to exercise the repayment option on their behalf by delivering the related Global Security and duly completed election form to the Trustee as aforesaid. In order to ensure that such Global Security and election form are received by the Trustee on a particular day, the applicable beneficial owner must so direct the Participant through which it owns its interest before such Participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, such beneficial owners should consult the Participants through which they own their interest for the respective deadlines for such Participants. All instructions given to Participants from beneficial owners of Global Securities relating to the option to elect repayment shall be irrevocable. In addition, at the time such instructions are given, each such beneficial owner shall cause the Participant through which it owns its interest to transfer such beneficial owner's interest in the Global Security or Securities representing the related Book-Entry Notes, on DTC's records, to the Trustee. See "Description of Debt Securities--Book-Entry System" in the accompanying Prospectus.

   Foreign Currency Notes may be subject to different restrictions on repayment. See "Special Provisions Relating to Foreign Currency
Notes--Minimum Denominations, Restrictions on Maturities, Repayment and Redemption."

   The Company may at any time purchase Notes at any price in the open market or otherwise. Notes purchased by the Company may, at its discretion, be held, resold or surrendered to the Registrar for cancellation.

INTEREST AND INTEREST RATES

 GENERAL

   Unless otherwise specified in the applicable Pricing Supplement, each Note will bear interest at either (a) a fixed rate or (b) a floating rate determined by reference to an Interest Rate Basis, which may be adjusted by a Spread and/or Spread Multiplier (each as defined below). Any Floating Rate Note may also have either or both of the following: (i) a maximum interest rate limitation, or ceiling, on the rate at which interest may accrue during any interest period; and (ii) a minimum interest rate limitation, or floor, on the rate at which interest may accrue during any interest period. The applicable Pricing Supplement will designate (a) a fixed rate per annum, in which case such Notes will be Fixed Rate Notes; or (b) one or more of the following Interest Rate Bases as applicable to such Notes, in which case such Notes will be Floating Rate Notes: (i) the CD Rate, in which case such Notes will be "CD Rate Notes;" (ii) the Commercial Paper Rate, in which case such Notes will be "Commercial Paper Rate Notes;" (iii) the Federal Funds Rate, in which case such Notes will be "Federal Funds Rate Notes;" (iv) LIBOR, in which case such Notes will be "LIBOR Notes;" (v) the Prime Rate, in which case such Notes will be "Prime Rate Notes;" (vi) the Treasury Rate, in which case such Notes will be "Treasury Rate Notes;" or (vii) such other interest rate basis or formula as is set forth in such Pricing Supplement.

   Each Note will bear interest from its date of issue or from the most recent date to which interest on such Note has been paid or duly provided for, at the annual rate or at a rate determined pursuant to an interest rate formula, stated therein, until the principal thereof is paid or made available for payment. Interest will be payable on each Interest Payment Date (except for certain Original Issue Discount Notes and except for Notes originally issued between a Regular Record Date and an Interest Payment Date) and at maturity or on redemption or repayment, if any. Unless otherwise indicated in the applicable Pricing Supplement, interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid with respect to the applicable Note) to but excluding the related Interest Payment Date or the Maturity Date, as the case may be.

   Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding the related Interest Payment date; provided, however, that (i) if the Company fails to pay such interest on such Interest Payment Date, such defaulted interest will be paid to the person in whose name such Note is registered at the close of business on the record date to be established for the payment of defaulted interest and (ii) interest payable at maturity, redemption or repayment will be payable to the person to whom principal shall be payable. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Interest rates and interest rate formulae are subject to change by the Company from time to time but no such change will affect any Note theretofore issued or which the Company has agreed to issue. Unless otherwise indicated in the applicable Pricing Supplement, the Interest Payment Dates and the Regular Record Dates for Fixed Rate Notes shall be as described below under "Fixed Rate Notes." The Interest Payment Dates for Floating Rate Notes shall be as indicated in the applicable Pricing Supplement and in such Note, and, unless otherwise specified in the applicable Pricing Supplement, each Regular Record Date for a Floating Rate Note will be the fifteenth calendar day (whether or not a Business Day) next preceding each Interest Payment Date (a "Regular Record Date").

 FIXED RATE NOTES

   Each Fixed Rate Note will bear interest at the annual rate specified therein and in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, the Interest Payment Dates for the Fixed Rate Notes will be on June 15 and December 15 of each year and the Regular Record Dates will be the fifteenth calendar day (whether or not a Business Day) next preceding each Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, interest on Fixed Rate Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date or Maturity Date for any Fixed Rate Note is not a Business Day, payment of interest, premium, if any, or principal otherwise payable on such Fixed Rate Note will be made on the next succeeding Business Day and no interest on such payment shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day.

 FLOATING RATE NOTES

   Unless otherwise specified in an applicable Pricing Supplement, Floating Rate Notes will be issued as described below. Each applicable Pricing Supplement will specify certain terms with respect to which such Floating Rate Note is being delivered, including: whether such Floating Rate Note is a Regular Floating Rate Note, an Inverse Floating Rate Note or a Floating Rate/Fixed Rate Note; the Interest Rate Basis or Bases, Initial Interest Rate, Interest Reset Dates, Interest Reset Period, Regular Record Dates, Interest Payment Dates, Index Maturity, maximum interest rate and minimum interest rate, if any, and the Spread and/or Spread Multiplier, if any, and if one or more of the specified Interest Rate Bases is LIBOR, the Index Currency, if any, as described below.

   The interest rate borne by the Floating Rate Notes will be determined as follows:

     (a) Unless such Floating Rate Note is designated as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, such Floating Rate Note will be designated a "Regular Floating Rate Note" and, except as described below or in an applicable Pricing Supplement, will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any. Unless otherwise specified in the applicable Pricing Supplement, commencing on the Initial Interest Reset Date, the rate at which interest on such Regular Floating Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

     (b) If such Floating Rate Note is designated as a "Floating Rate/Fixed Rate Note," then, except as described below or in an applicable Pricing Supplement, such Floating Rate Note will initially bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on such

    Floating Rate/Fixed Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date (as defined in the applicable Pricing Supplement) to the Maturity Date shall be the Fixed Interest Rate, if such rate is specified in the applicable Pricing Supplement, or if no such Fixed Interest Rate is so specified and the Floating Rate/Fixed Rate Note is still outstanding on such day, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date.

     (c) If such Floating Rate Note is designated as an "Inverse Floating Rate Note," then, except as described below or in an applicable Pricing Supplement, such Floating Rate Note will bear interest equal to the Fixed Interest Rate specified in the related Pricing Supplement minus the rate determined by reference to the Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, unless otherwise specified in the applicable Pricing Supplement, the interest rate thereon will not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on such Inverse Floating Rate Note is payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

   Notwithstanding the foregoing, if such Floating Rate Note is designated as having an Addendum attached as specified on the face thereof, such Floating Rate Note shall bear interest in accordance with the terms described in such Addendum and the applicable Pricing Supplement. See "--Other Provisions, Addenda" below.

   Unless otherwise provided in the applicable Pricing Supplement, each Interest Rate Basis shall be the rate determined in accordance with the applicable provisions below. Except as set forth above or in a Pricing Supplement, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined on the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined on the Interest Determination Date immediately preceding the next preceding Interest Reset Date.

   Interest on Floating Rate Notes will be determined by reference to an "Interest Rate Basis," which may be one or more of (i) the CD Rate, (ii) the Commercial Paper Rate, (iii) the Federal Funds Rate, (iv) LIBOR, (v) the Prime Rate, (vi) the Treasury Rate, or (vii) such other Interest Rate Basis or interest rate formula as may be set in the applicable Pricing Supplement; provided, however, that with respect to a Floating Rate/Fixed Rate Note, the interest rate commencing on the Fixed Rate Commencement Date and continuing, unless otherwise specified in the applicable Pricing Supplement, until the Maturity Date shall be the Fixed Interest Rate, if such rate is specified in the applicable Pricing Supplement, or if no such Fixed Interest Rate is so specified, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date. In addition, if so specified in the applicable Pricing Supplement, a Floating Rate Note may bear interest calculated based upon two or more Interest Rate Bases.

   The "Spread" is the number of basis points to be added to or subtracted from the related Interest Rate Basis or Bases applicable to such Floating Rate Note. The "Spread Multiplier" is the percentage of the related Interest Rate Basis or Bases applicable to such Floating Rate Note by which such Interest Rate Basis or Bases will be multiplied to determine the applicable interest rate on such Floating Rate Note. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the Interest Rate Basis or Bases will be calculated. The Spread, Spread Multiplier, Index Maturity and other variable terms of the Floating Rate Notes are subject to change by the Company from time to time, but no such change will affect any Floating Rate Note previously issued or as to which an offer has been accepted by the Company.

   Each applicable Pricing Supplement will specify whether the rate of interest on the related Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually, annually or such other specified period (each, an "Interest Reset Period") and the dates on which such interest rate will be reset (each, an "Interest Reset Date"). Unless otherwise specified in the applicable Pricing Supplement, the Interest Reset Date will be, in the case of Floating Rate Notes which reset: (i) daily, each Business Day; (ii) weekly, a Business Day that occurs in each week as specified in the applicable Pricing Supplement (with the exception of weekly reset Treasury Rate Notes, which will reset the Tuesday of each week except as specified below); (iii) monthly, a Business Day that occurs in each month as specified in the applicable Pricing Supplement; (iv) quarterly, a Business Day that occurs in each third month as specified in the applicable Pricing Supplement; (v) semiannually, a Business Day that occurs in each of two months of each year as specified in the applicable Pricing Supplement; and (vi) annually, a Business Day that occurs in one month of each year as specified in the applicable Pricing Supplement; provided, however, that, with respect to Floating Rate/Fixed Rate Notes, the fixed rate of interest in effect for the period from the Fixed Rate Commencement Date until the Maturity Date shall be the Fixed Interest Rate or the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date, as specified in the applicable Pricing Supplement. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis, in which case if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day. As used herein, "Business Day" means, unless otherwise specified in the applicable Pricing Supplement, any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York and (i) with respect to LIBOR Notes, such day is also a day on which dealings in U.S. dollars are transacted in the London Interbank Market (a "London Business Day"), (ii) with respect to Notes denominated in a Specified Currency other than U.S. dollars or ECUs, such day is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the principal financial center of the country of the Specified Currency, or (iii) with respect to Notes denominated in ECUs, a day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris.

   A Floating Rate Note may also have either or both of the following: (i) a maximum numerical limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum numerical limitation, or floor, on the rate at which interest may accrue during any interest period. In addition to any maximum interest rate that may be applicable to any Floating Rate Note pursuant to the above provisions, the interest rate on Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

   Except as provided below or in an applicable Pricing Supplement, interest will be payable in the case of Floating Rate Notes which reset: (i) daily, weekly or monthly, on a Business Day that occurs in each week or each month as applicable, as specified in the applicable Pricing Supplement, (ii) quarterly, on a Business Day that occurs in each third month, as specified in the applicable Pricing Supplement, (iii) semi-annually, on a Business Day that occurs in each of two months of each year as specified in the applicable Pricing Supplement and (iv) annually, on a Business Day that occurs in one month of each year, as specified in the applicable Pricing Supplement (each, an "Interest Payment Date") and, in each case, on the Maturity Date. If any Interest Payment Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be the next succeeding day that is a Business Day and no interest shall accrue for the period from and after such Interest Payment Date, except that if such Note is a LIBOR Note and if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, if any, will be made on the next succeeding Business Day, and no interest shall accrue for the period from and after such Maturity Date.

    All percentages resulting from any calculation on Floating Rate Notes will be to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

   With respect to each Floating Rate Note, accrued interest is calculated by multiplying its face amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from and including the later of (i) the date of issue and (ii) the last day to which interest has been paid or duly provided for to and including the last date for which accrued interest is being calculated as described in the immediately preceding paragraph. Unless otherwise specified in the applicable Pricing Supplement, the interest factor for each such day will be computed by dividing the interest rate applicable to such day by 360, in the case of Notes for which the Interest Rate Basis is the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR or the Prime Rate, or by the actual number of days in the year in the case of Notes for which the Interest Rate Basis is the Treasury Rate. The accrued interest factor for Notes for which the interest rate may be calculated with reference to two or more Interest Rate Bases will be calculated in each period by selecting one such Interest Rate Basis for such period in accordance with the provisions of the applicable Pricing Supplement.

   The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date with respect to such Interest Reset Period will be the rate determined on the "Interest Determination Date." Unless otherwise specified in the applicable Pricing Supplement, the Interest Determination Date with respect to the CD Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date for the related Note; and the Interest Determination Date with respect to LIBOR will be the second London Business Day preceding each Interest Reset Date. With respect to the Treasury Rate, unless otherwise specified in an applicable Pricing Supplement, the Interest Determination Date will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday on the week preceding the related Interest Reset Date, the related Interest Determination Date will be such preceding Friday; and provided, further, that if an auction falls on any Interest Reset Date then the related Interest Reset Date will instead be the first Business Day following such auction. Unless otherwise specified in the applicable Pricing Supplement, the Interest Determination Date pertaining to a Floating Rate Note the interest rate of which is determined with reference to two or more Interest Rate Bases will be the latest Business Day which is at least two Business Days prior to each Interest Reset Date for such Floating Rate Note. Each Interest Rate Basis will be determined and compared on such date, and the applicable interest rate will take effect on the related Interest Reset Date, as specified in the applicable Pricing Supplement.

   Unless otherwise provided for in the applicable Pricing Supplement, The Bank of New York will be the Calculation Agent (the "Calculation Agent," which term includes any successor calculation agent appointed by the Company), and for each Interest Reset Date will determine the interest rate with respect to any Floating Rate Note as described below. The Calculation Agent will notify the Company, the Paying Agent and the Trustee of each determination of the interest rate applicable to any such Floating Rate Note promptly after such determination is made. The Trustee will, upon the request of the holder of any Floating Rate Note, provide the interest rate then in effect and, if determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date relating to such Note. Unless otherwise specified in the applicable Pricing Supplement, the "Calculation Date," where applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be.

    Unless otherwise specified in the applicable Pricing Supplement, the Interest Rate Basis with respect to Floating Rate Notes will be determined by the Calculation Agent as follows:

   CD Rate Notes. CD Rate Notes will bear interest at the interest rate (calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any) specified in the CD Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, "CD Rate" means, with respect to any Interest Determination Date relating to a CD Rate Note, the rate on such date for negotiable certificates of deposit having the Index Maturity designated in the applicable Pricing Supplement as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)," or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Pricing Supplement as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" or any successor publication (the "Composite Quotations") under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or the Composite Quotations by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such Interest Determination Date, for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity designated in the applicable Pricing Supplement in an amount that is representative for a single transaction in that market at that time as quoted by three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the CD Rate with respect to such Interest Determination Date shall be the CD Rate as in effect on such Interest Determination Date.

   Commercial Paper Rate Notes. Commercial Paper Rate Notes will bear interest at the interest rate (calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any) specified in the Commercial Paper Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, "Commercial Paper Rate" means, with respect to any Interest Determination Date relating to a Commercial Paper Note, the Money Market Yield (as defined below) of the rate on that date for commercial paper having the Index Maturity designated in the applicable Pricing Supplement, as such rate shall be published in H.15(519), under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet available in either H.15(519) or Composite Quotations, then the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield corresponding to the arithmetic mean of the offered rates as of approximately 11:00 a.m., New York City time, on such Interest Determination Date for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency as quoted by three leading dealers of commercial paper in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as set forth above, the Commercial Paper Rate with respect to such Interest Determination Date shall be the Commercial Paper Rate in effect on such Interest Determination Date.

    "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                               D x 360
     Money Market Yield = ------------------ x 100
                            360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the period for which interest is being calculated.

   Federal Funds Rate Notes. Federal Funds Rate Notes will bear interest at the interest rate (calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Federal Funds Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, the "Federal Funds Rate" means, with respect to any Interest Determination Date relating to a Federal Funds Rate Note, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate will be the rate on such Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or the Composite Quotations by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds as of 9:00 a.m., New York City time, on such Interest Determination Date arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Federal Funds Rate with respect to such Interest Determination Date shall be the Federal Funds Rate in effect on such Interest Determination Date.

   LIBOR Notes. LIBOR Notes will bear interest at the interest rate (calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any) specified in the LIBOR Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, "LIBOR" for each Interest Reset Date will be determined by the Calculation Agent as follows:

     (i) With respect to an Interest Determination Date relating to a LIBOR Note, LIBOR will be either: (A) if "LIBOR Telerate" is specified in the applicable Pricing Supplement or if such Pricing Supplement does not specify a source for LIBOR, the rate for deposits in the London interbank market in the Index Currency (as defined below) having the Index Maturity designated in the applicable Pricing Supplement commencing on the second London Business Day immediately following such Interest Determination Date that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on such Interest Determination Date, or (B) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the London interbank market in the Index Currency having the Index Maturity designated in the applicable Pricing Supplement and commencing on the second London Business day immediately following such Interest Determination Date that appear on the Designated LIBOR Page as of 11:00 a.m., London time, on such Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page. If no rate appears on the Designated LIBOR Page (or, in the case of clause (i)(B) above, if the Designated LIBOR Page by its terms provides for more than a single rate but fewer than two offered rates appear on such Page), LIBOR in respect of such Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

      (ii) With respect to an Interest Determination Date relating to a LIBOR Note to which the last sentence of clause (i) above applies, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in the applicable Pricing Supplement commencing on the second London Business Day immediately following such Interest Determination Date to prime banks in the London interbank market at approximately 11:00 a.m., London time on such Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. (or such other time specified in the applicable Pricing Supplement), in the applicable Principal Financial Center (as defined below), on such Interest Determination Date for loans made in the Index Currency to leading European banks having the Index Maturity designated in the applicable Pricing Supplement commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time by three major banks in such Principal Financial Center selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such Interest Determination Date will be LIBOR in effect on such Interest Determination Date.

   "Index Currency" means the currency (including currency units and composite currencies) specified in the applicable Pricing Supplement as the currency with respect to which LIBOR shall be calculated. If no such currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S. dollars.

   "Designated LIBOR Page" means the display on Page 3750 (or such other page as is specified in the applicable Pricing Supplement) of the Dow Jones Telerate Service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency (or such other page as may replace that page on that service for the purpose of displaying such rates), unless "LIBOR Reuters" is designated in the applicable Pricing Supplement, in which case the Designated LIBOR Page shall be the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency.

   Unless provided otherwise in the applicable Pricing Supplement, "Principal Financial Center" will be the capital city of the country of the specified Index Currency, except that with respect to U.S. dollars and ECUs, the Principal Financial Center shall be The City of New York and Brussels, respectively.

   Prime Rate Notes. Prime Rate Notes will bear interest at the interest rate (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, "Prime Rate" means, with respect to any Interest Determination Date, the rate set forth in H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate for such Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Interest Determination Date as quoted on the Reuters Screen NYMF Page on such Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen NYMF Page for such Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote such rate or rates. "Reuters Screen NYMF Page" means the display designated as Page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

   Treasury Rate Notes. Treasury Rate Notes will bear interest at the interest rate (calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any) specified in the Treasury Rate Notes and in the applicable Pricing Supplement.

   Unless otherwise specified in the applicable Pricing Supplement, the "Treasury Rate" means, with respect to any Interest Determination Date relating to a Treasury Rate Note, the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity designated in the applicable Pricing Supplement, as published in H.15(519) under the heading "Treasury Bills--auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate on such Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity designated in the applicable Pricing Supplement are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers (which may include one or more of the Agents) selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity designated in the applicable Pricing Supplement; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the Treasury Rate with respect to such Interest Determination Date will be the Treasury Rate in effect on such Interest Determination Date.

INDEXED NOTES

   Notes also may be issued with the principal amount payable at maturity or interest to be paid thereon, or both, to be determined with reference to the price or prices of specified commodities or stocks, the exchange rate of the Specified Currency relative to one or more other currencies, currency units or composite currencies specified in the Prospectus Supplement, or such other price or exchange rate as may be specified in such Note ("Indexed Notes"), as set forth in a Pricing Supplement relating to such Indexed Notes. In certain cases, holders of such Indexed Notes may receive a principal amount on the Maturity Date that is greater than or less than the face amount of the Indexed Notes, or an interest rate that is greater than or less than the stated interest rate on the Indexed Notes, or both, depending upon the structure of the Indexed Note and the relative value on the Maturity Date or at the relevant Interest Payment Date, as the case may be, of the specified indexed item. Information as to the method for determining the principal amount payable on the Maturity Date, the manner of determining the interest rate, certain historical information with respect to the specified indexed item and tax considerations associated with an investment in Indexed Notes will be set forth in the applicable Pricing Supplement.

   An investment in Indexed Notes entails significant risks that are not associated with similar investments in a conventional fixed-rate debt security. If the interest rate of an Indexed Note is indexed, it may result in an interest rate that is less than that payable on a conventional fixed-rate debt security issued by the Company at the same time, including the possibility that no interest will be paid, and, if the principal amount of an Indexed Note is indexed, the principal amount payable at maturity may be less than the original purchase price of such Indexed Note, including the possibility that no principal will be paid (but in no event shall the amount of interest or principal paid with respect to an Indexed Note be less than zero). Additionally, if the formula used to determine the principal amount or interest payable with respect to such Indexed Notes contains a multiple or leverage factor, the effect of any change in the applicable currency, commodity or interest rate index may be increased. See "Foreign Currency Risks."

DUAL CURRENCY NOTES

   Dual Currency Notes are Notes as to which the Company has a one time option, exercisable on a specified date (the "Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms, of making all payments of principal, premium, if any, and interest after the exercise of such option, whether at maturity or otherwise (which payments would otherwise be made in the face amount currency of such Notes specified in the applicable Pricing Supplement), in the optional payment currency specified in the applicable Pricing Supplement ("Dual Currency Notes"). The terms of the Dual Currency Notes together with information as to the relative value of the face amount currency compared to the optional payment currency and as to tax considerations associated with an investment in Dual Currency Notes will also be set forth in the applicable Pricing Supplement.

   If the Company elects on any Option Election Date specified in the applicable Pricing Supplement to pay in the optional payment currency instead of the face amount currency, payments of interest, premium, if any, and principal made after such Option Election Date may be worth less, at the then-current exchange rate, than if the Company had made such payment in the face amount currency. See "Foreign Currency Risks."

RENEWABLE NOTES

   The Company may also issue from time to time variable rate renewable Notes ("Renewable Notes") which will mature on an Interest Payment Date specified in the applicable Prospectus Supplement unless the maturity of all or a portion of the principal amount thereof is extended in accordance with the procedures set forth in the applicable Pricing Supplement.

EXTENSION OF MATURITY

   The Pricing Supplement relating to each Fixed Rate Note (other than an Amortizing Note) will indicate whether the Company has the option to extend the maturity of such Fixed Rate Note for one or more periods of one or more whole years up to but not beyond the final Maturity Date set forth in such Pricing Supplement. If the Company has such option with respect to any such Fixed Rate Note, the procedures will be as set forth in the applicable Pricing Supplement.

AMORTIZING NOTES

   Amortizing Notes are Notes for which payments combining principal and interest are made in installments over the life of the Note ("Amortizing Notes"). Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. Further information concerning additional terms and conditions of any issue of Amortizing Notes will be provided in the applicable Pricing Supplement. A table setting forth repayment information in respect of each Amortizing Note will be included in the applicable Pricing Supplement and set forth on such Notes.

ORIGINAL ISSUE DISCOUNT NOTES

   The Company may offer Notes ("Original Issue Discount Notes") from time to time at an issue price (as specified in the applicable Pricing Supplement) that is less than 100% of the principal amount thereof (i.e., par). Original Issue Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the issue price of an Original Discount Note and par is referred to herein as the "Discount." In the event of redemption, acceleration or acceleration of maturity of an Original Issue Discount Note, the amount payable to the holder of such Original Issue Discount Note will be equal to the sum of (i) the issue price (increased by any accruals of Discount) and, in the event of any redemption by the Company of such Original Issue Discount Note (if applicable), multiplied by the Initial Redemption Percentage specified in the applicable Pricing Supplement (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (ii) any unpaid interest on such Original Issue Discount Note accrued from the date of issue to the date of such redemption, repayment or acceleration of maturity.

   Unless otherwise specified in the applicable Pricing Supplement, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for an Original Issue Discount Note, such Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Original Issue Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to such Original Issue Discount Note and an assumption that the maturity of such Original Issue Discount Note will not be accelerated. If the period from the date of issue to the initial Interest Payment Date for an Original Issue Discount Note (the "Initial Period") is shorter than the compounding period for such Original Issue Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable Discount may differ from the accrual of original issue discount for purposes of the Internal Revenue Code of 1986, as amended (the "Code").

   Certain Original Issue Discount Notes may not be treated as having original issue discount for federal income tax purposes, and Notes other than Original Issue Discount Notes may be treated as issued with original issue discount for federal income tax purposes. See "United States Tax
Considerations."

OTHER PROVISIONS, ADDENDA

   Any provisions with respect to Notes, including the determination of an Interest Rate Basis, the specification of Interest Rates Basis, calculation of the interest rate applicable to a Floating Rate Note, its Interest Payment Dates or any other matter relating thereto may be modified by the terms specified under "Other Provisions" on the face thereof or in an Addendum relating thereto, if so specified on the face thereof and in the applicable Pricing Supplement.

GOVERNING LAW

   The Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

            SPECIAL PROVISIONS RELATING TO FOREIGN CURRENCY NOTES

GENERAL

   Unless otherwise specified in the applicable Pricing Supplement, the following provisions shall apply to Foreign Currency Notes which are in addition to, and to the extent inconsistent therewith replace, the description of general terms and provisions of the Notes set forth herein and in the Prospectus.

   Foreign Currency Notes may be issued as either Certificated Notes or Book-Entry Notes. Unless otherwise indicated in the applicable Pricing Supplement, payment of the purchase price of Foreign Currency Notes will be made in immediately available funds in the Specified Currency, as described below.

PAYMENT CURRENCY

   Unless otherwise indicated in the applicable Pricing Supplement, purchasers are required to pay for Foreign Currency Notes in the Specified Currency. Currently, there are limited facilities in the United States for the conversion of U.S. dollars into foreign currencies. Therefore, unless otherwise indicated in the applicable Pricing Supplement, the exchange rate agent appointed by the Company and identified in the applicable Pricing Supplement (the "Exchange Rate Agent," which term includes any successor exchange rate agent appointed by the Company) will arrange for the conversion of U.S. dollars into a Specified Currency on behalf of any purchaser of a Foreign Currency Note to enable a prospective purchaser to deliver the Specified Currency in payment for such Foreign Currency Note. The Exchange Rate Agent must receive a request for any such conversion on or prior to the third Business Day preceding the date of delivery of the Foreign Currency Note. All costs of such exchange will be borne by such purchaser.

   Unless the holder of such Foreign Currency Note elects to receive payments in the Specified Currency, payments made by the Company of principal of, premium, if any, and interest, if any, on a Foreign Currency Note will be made in U.S. dollars. Such U.S. dollar amount to be received by a holder will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to the holders of Notes scheduled to receive U.S. dollar payment and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, payments to holders will be made in the Specified Currency.

   A holder of a Foreign Currency Note may elect to receive such payments in the Specified Currency by submitting a written request, which may apply to one or more payment dates, for such payment to the Paying Agent on or prior to the Regular Record Date relating to an Interest Payment Date or at least ten calendar days prior to the applicable Maturity Date, as the case may be. Once made, such election is irrevocable as to the next succeeding payment date; if such election applied to more than one payment date, such election may thereafter be revoked as to all but the next succeeding payment date so long as the Exchange Rate Agent is notified of such revocation in writing on or prior to the Regular Record Date relating to an Interest Payment Date or at least ten calendar days prior to the applicable Maturity Date, as the case may be. The costs of any such conversion will be borne by the holder of a Foreign Currency Note through deductions from such payments.

   Banks in the United States offer non-U.S. dollar denominated checking or savings account facilities in the United States only on a limited basis. Accordingly, unless otherwise indicated in the applicable Pricing Supplement, payments of principal of, premium, if any, and interest, if any, on, Foreign Currency Notes to be made in a Specified Currency other than U.S. dollars will be made to an account at a bank outside the United States, unless alternative arrangements are made.

   If a Specified Currency is not available to the Company for making payments of principal, premium, if any, or interest, if any, on any Foreign Currency Note with respect to which a holder has validly elected to receive such payment in the relevant Specified Currency, due to the imposition of exchange controls or other circumstances beyond the control of the Company, or is no longer used by the government of the country issuing, or authority sponsoring, such Specified Currency or for the settlement of transactions by public institutions in the international banking community, then the Company will be entitled to satisfy its obligations to holders of such Foreign Currency Notes by making such payments in U.S. dollars on the basis of the noon U.S. dollar buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York, as determined by the Exchange Rate Agent on the date of such payment or, if such rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default.

   All determinations referred to above made by the Company or the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes.

   Specific information about the currency, currency unit or composite currency in which a particular Foreign Currency Note is denominated, including historical exchange rates and a description of the currency and any exchange controls, will be set forth in the applicable Pricing Supplement. The information therein concerning exchange rates is furnished as a matter of information only and should not be regarded as indicative of the range of or trends in fluctuations in currency exchange rates that may occur in the future.

MINIMUM DENOMINATIONS, RESTRICTIONS ON MATURITIES, REPAYMENT AND REDEMPTION

   Notes denominated in Specified Currencies other than U.S. dollars will have such minimum denominations and be subject to such restrictions on maturities, repayment and redemption as are set forth in the applicable Pricing Supplement. Any other restrictions applicable to Notes denominated in Specified Currencies other than U.S. dollars, including restrictions related to the distribution of such Notes, will be set forth in the related Pricing Supplement.

NOTES DENOMINATED IN ECU

 THE ECU

   Subject to the provisions under "--Payment in a Component Currency" below, the ECU in which the Notes may be denominated or may be payable is the same as the ECU that is from time to time used as the unit of account of the European Community (the "EC"). Changes to the ECU may be made by the European Communities, in which event the ECU will change accordingly.

   Under Article 109G of the treaty establishing the European Community, as amended by the Treaty on European Union (the "Treaty"), the currency composition of the ECU may not be changed. The Treaty contemplates that European monetary union will occur in three stages, the second of which began on January 1, 1994 with the entry into force of the Treaty on European Union. The Treaty provides that, at the start of the third stage of European monetary union, the value of the ECU as against the currencies of the member states participating in the third stage will be irrevocably fixed, and the ECU will become a currency in its own right. In contemplation of that third stage, the European Council meeting in Madrid on December 16, 1995 decided that the name of that currency will be the Euro and that, in accordance with the Treaty, substitution of the Euro for the ECU will be at the rate of one Euro for one ECU. From the start of the third stage of European monetary union, all payments in respect of the Notes denominated or payable in the ECU will be payable in Euro at the rate then established in accordance with the Treaty.

 PAYMENT IN A COMPONENT CURRENCY

   With respect to each due date for the payment of principal of, premium, if any, or interest on, the Notes, if, on or prior to such due date, the ECU is used neither as the unit of account of the EC nor as a currency in its own right, replacing all or some of the currencies of the member countries of the EC, the Company or its agent shall (in the case of an agent, without liability on its part but after consultation with the Company and having regard to the availability to the Company of the relevant currency) choose a substitute currency (the "Chosen Currency"), which shall be a component currency of the ECU or U.S. dollars, in which all payments to be calculated by reference to or made in ECU due on or after such due date with respect to the Notes shall be made. Notice of the Chosen Currency so selected shall be mailed to registered holders of Notes. The amount of each payment calculated with reference to or made in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency determined as described below, as of the fourth Business Day prior to the date on which such payment is due.

   On or about the first Business Day following the day on which the ECU is used neither as the unit of account of the EC nor as a currency in its own right, replacing all or some of the currencies of the member countries of the EC, the Company or its agent shall (in the case of an agent, without liability on its part but after consultation with the Company and having regard to the availability to the Company of the relevant currency) choose a Chosen Currency in which all payments to be calculated by reference to or made in ECU with respect to Notes having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment calculated with reference to or made in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first business day.

   The equivalent of the ECU in the relevant Chosen Currency as of any date (the "Day of Valuation") shall be determined by the Exchange Rate Agent on the following basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and components which composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dollar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

   The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the middle spot delivery quotations prevailing at 2:30 p.m., Brussels time, on the Day of Valuation, as obtained by the Exchange Rate Agent from one or more major banks, as selected by the Company or its agent, in the country of issue of the component currency in question.

   If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equivalent of such Component, the Exchange Rate Agent shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing more than two Business Days in the country of issue before such Day of Valuation, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such component currency and for the U.S. dollar prevailing at 2:30 p.m. Brussels time on such Day of Valuation, as obtained by or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company or its agents, in a country other than the country of issue of such component currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Company or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Company or its agent, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of notes denominated in such currency would purchase such currency in order to make payments in respect of such notes.

   All determinations made by the Company or its agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and all holders of Notes.

  NOTES DENOMINATED IN THE CURRENCIES OF EC MEMBER COUNTRIES

   If, pursuant to the Treaty, all or some of the currencies of the member countries of the EC (including the Austrian schilling, the Belgian franc, the Danish krone, the Dutch guilder, the Finish markka, the French franc, the German mark, the Greek drachma, the Irish pound, the Italian lire, the Luxembourg franc, the Portuguese escudo, the Spanish peseta, the Swedish krona and U.K. sterling) are replaced by the Euro, the payment of principal of, or interest on, the Notes denominated in such currencies shall be effected in Euro in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty.

                            FOREIGN CURRENCY RISKS

   THIS PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND ANY PRICING SUPPLEMENT DO NOT DESCRIBE ALL THE RISKS OF AN INVESTMENT IN FOREIGN CURRENCY NOTES OR INDEXED NOTES THE PAYMENT OF WHICH IS TO BE MADE IN OR RELATED TO THE VALUE OF A FOREIGN CURRENCY OR A COMPOSITE CURRENCY AND THE COMPANY DISCLAIMS ANY RESPONSIBILITY TO ADVISE PROSPECTIVE PURCHASERS OF SUCH RISKS AS THEY EXIST AT THE DATE OF THIS PROSPECTUS SUPPLEMENT OR AS SUCH RISKS MAY CHANGE FROM TIME TO TIME. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN SUCH NOTES. SUCH NOTES ARE NOT AN APPROPRIATE INVESTMENT FOR INVESTORS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY, COMPOSITE CURRENCY OR INDEXED TRANSACTIONS.

   The information set forth in this Prospectus Supplement with respect to foreign currency risks is directed to prospective purchasers who are United States residents, and the Company disclaims any responsibility to advise prospective purchasers of Foreign Currency Notes who are residents of countries other than the United States with respect to any matters that may affect the purchase, holding or receipt of payments of principal of, premium, if any, and interest on, the Notes. Such persons should consult their own counsel with regard to such matters.

EXCHANGE RATES AND EXCHANGE CONTROLS

   An investment in Notes that are denominated in, or the payment of which is to be or may be made in, or related to the value of, a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include the possibility of significant changes in rates of exchange between the U.S. dollar and the various foreign currencies (or composite currencies) after the issuance of such Note and the possibility of the imposition or modification of foreign exchange controls by either the U.S. or foreign governments. Such risks generally depend on economic and political events over which the Company has no control. In recent years, rates of exchange between U.S. dollars and certain foreign currencies have been highly volatile and such volatility may be expected to continue in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in such rate that may occur during the term of any Note. Depreciation of the Specified Currency of a Foreign Currency Note against the U.S. dollar would result in a decrease in the effective yield of such Note below its coupon rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis. In addition, depending on a specific term of a currency-linked Indexed Note, changes in exchange rates relating to any of the currencies involved may result in a decrease in the effective yield of such currency-linked Indexed Note and, in certain circumstances, could result in a loss of all or a substantial portion of the principal of a currency-linked Indexed Note to the investor.

   Foreign exchange rates can either be fixed by sovereign governments or float. Exchange rates of most economically developed nations are permitted to fluctuate in value relative to the U.S. dollar. National governments, however, rarely voluntarily allow their currencies to float freely in response to economic forces. Governments in fact use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rate of their currencies. Governments may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. Thus, a special risk in purchasing Foreign Currency Notes or currency-linked Indexed Notes is that their U.S. dollar-equivalent yields could be affected by governmental actions, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces, and the movement of currencies across borders. There will be no adjustment or change in the terms of such Notes in the event that exchange rates should become fixed, or in the event of any devaluation or revaluation or imposition of exchange or other regulatory controls or taxes, or in the event of other developments affecting the U.S. dollar or any applicable Specified Currency.

    Governments have imposed from time to time, and may in the future impose, exchange controls which could affect exchange rates as well as the availability of a specified foreign currency at the time of payment of principal of, and premium, if any, or interest, if any, on a Note. Even if there are no actual exchange controls, it is possible that the Specified Currency for any particular Note not denominated in U.S. dollars would not be available at such Note's maturity. In that event, the Company would make required payments in U.S. dollars on the basis of the market exchange rate on the date of such payment, or if such rate of exchange is not then available, on the basis of the market exchange rate as of the most recent practicable date. See "Special Provisions Relating to Foreign Currency Notes--Payment Currency."

FOREIGN CURRENCY JUDGMENTS

   The Indenture and Notes will be governed by and construed in accordance with the laws of the State of New York. If an action based on Foreign Currency Notes were commenced in a New York court, such court would render or enter a judgment or decree in the Specified Currency. Such judgment would then be converted into U.S. dollars at the rate of exchange prevailing on the date of entry of the judgment or decree. In the event an action based on Foreign Currency Notes were commenced in a court in the United States outside New York, it is likely that the judgment currency would be U.S. dollars, but the method of determining the applicable exchange rate may differ.

                       UNITED STATES TAX CONSIDERATIONS

   In the opinion of Davis Polk & Wardwell, special tax counsel to the Company, the following summary accurately describes the principal United States federal income tax consequences of ownership and disposition of the Notes to initial holders purchasing Notes at the "issue price" (as defined below). This summary is based on the Code, administrative pronouncements, judicial decisions and existing and proposed Treasury regulations, including regulations concerning the treatment of debt instruments issued with original issue discount (the "OID Regulations"), changes to any of which subsequent to the date of this Prospectus Supplement may affect the tax consequences described herein. This summary discusses only Notes held as capital assets within the meaning of Section 1221 of the Code. It does not discuss all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules, such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, persons holding Notes as part of a straddle or hedging transaction, or United States Holders whose functional currency (as defined in Code Section 985) is not the U.S. dollar. Finally, this summary does not discuss Original Issue Discount Notes (as defined below for the purposes of this summary) which qualify as "applicable high-yield discount obligations" under Section 163(i) of the Code. Holders of Original Issue Discount Notes which are "applicable high-yield discount obligations" may be subject to special rules. Persons considering the purchase of Notes should consult their tax advisors with regard to the application of the United States federal income tax laws to their particular situations as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

   As used in this summary under "United States Tax Considerations," the term "United States Holder" means an owner of a Note that is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or
(iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source. For taxable years beginning after December 31, 1996 (and, if a trustee so elects, for taxable years ending after August 20, 1996), a trust will be a United States Holder if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have authority to control all substantial decisions of the trust. The term also includes certain former citizens and long term residents of the United States.

   As used in this summary under "United States Tax Considerations," the term "United States Alien Holder" means an owner of a Note that is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

   As used in this summary under "United States Tax Considerations," the term "Original Issue Discount Note" has the meaning described under "--Original Issue Discount Notes" below. Certain Notes that constitute "Original Issue Discount Notes" for purposes of other portions of this Prospectus Supplement may not be treated as Original Issue Discount Notes for purposes of this summary, and Notes other than those constituting "Original Issue Discount Notes" for purposes of other portions of this Prospectus Supplement may be treated as Original Issue Discount Notes for purposes of this summary. See "Description of Notes--Original Issue Discount Notes" above.

TAX CONSEQUENCES TO UNITED STATES HOLDERS

 PAYMENTS OF INTEREST

   Interest paid on a Note will generally be taxable to a United States Holder as ordinary interest income at the time it accrues or is received in accordance with the United States Holder's method of accounting for federal income tax purposes. Under the OID Regulations, all payments of interest on a Note that matures one year or less from its date of issuance will be included in the stated redemption price at maturity of the Note and will be taxed in the manner described below under "--Original Issue Discount

Notes." Special rules governing the treatment of interest paid with respect to Original Issue Discount Notes (including certain Floating Rate Notes and Indexed Notes), Notes the principal of which and the interest on which are denominated in or determined by reference to a single foreign currency or the ECU ("Foreign Currency-Denominated Notes"), Notes (other than Foreign Currency-Denominated Notes) the principal of which or the interest on which (or both) is determined using a formula based on the exchange rate of one or more foreign currencies, currency units or composite currencies ("Currency Indexed Notes"), and Dual Currency Notes are described under "--Original Issue Discount Notes," "--Foreign Currency-Denominated Notes" and "--Currency Indexed Notes and Dual Currency Notes" below.

 ORIGINAL ISSUE DISCOUNT NOTES

   For purposes of the summary under "United States Tax Considerations," a Note that is issued for an amount less than its stated redemption price at maturity will generally be considered to have been issued at an original issue discount for federal income tax purposes (an "Original Issue Discount Note"). The "issue price" of a Note will equal the first price to the public (not including bond houses, brokers or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers) at which a substantial amount of the Notes is sold for money. The stated redemption price at maturity of a Note will equal the sum of all payments required under the Note other than payments of "qualified stated interest." "Qualified stated interest" is stated interest unconditionally payable as a series of payments in cash or property (other than debt instruments of the Company) at least annually during the entire term of the Note and equal to the outstanding principal balance of the Note multiplied by a single fixed rate of interest. In addition, interest unconditionally payable at least annually with respect to Floating Rate Notes may in certain circumstances be treated as qualified stated interest. Ordinarily, interest payable at least annually at a single Interest Rate Basis that can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, such as the CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, LIBOR, Prime Rate, CMT Rate and the Treasury Rate, plus or minus a fixed Spread (or a fixed rate minus one of the above Interest Rate Bases) will generally be treated as qualified stated interest. However, special tax considerations (including possible original issue discount and contingent debt treatment (see below)) may arise with respect to Floating Rate Notes providing for (i) interest not unconditionally payable at least annually, (ii) interest payable at more than one Interest Rate Basis, (iii) interest payable at a fixed rate followed or preceded by an Interest Rate Basis or Bases, (iv) a Spread Multiplier, (v) a cap, floor, governor or similar restriction that is not fixed throughout the term of the Note, or
(vi) an interest rate, the average value of which during the first half of the Note's term is reasonably expected to be either significantly less than or significantly greater than the average value of the rate during the final half of the Note's term. Purchasers of Floating Rate Notes should consult their tax advisors since the tax consequences will depend, in part, on the particular terms of the purchased Note.

   Treasury regulations issued on June 11, 1996, address, among other things, the accrual of original issue discount on, and the character of gain realized on the sale, exchange or retirement of, debt instruments providing for contingent payments. These regulations generally apply only to contingent payment debt instruments issued on or after August 13, 1996. Prospective Holders of Indexed Notes or Floating Rate Notes providing for contingent payments should refer to the discussion regarding taxation in the applicable Pricing Supplement and should consult their tax advisors regarding the federal income tax consequences of ownership and disposition of such Notes.

   If the difference between a Note's stated redemption price at maturity and its issue price is less than a de minimis amount, i.e., 1/4 of 1% of the stated redemption price at maturity multiplied by the number of complete years to maturity, then the Note will not be considered to have original issue discount. Holders of Notes with a de minimis amount of original issue discount will generally include such original issue discount in income, as capital gain, on a pro rata basis as principal payments are made on the Note.

   A United States Holder of Original Issue Discount Notes will be required to include any qualified stated interest payments in income in accordance with the United States Holder's method of accounting for federal income tax purposes. United States Holders of Original Issue Discount Notes that mature more than one year from their date of issuance will be required to include original issue discount in income for federal income tax purposes as it accrues, in accordance with a constant yield method based on a compounding of interest, before the receipt of cash payments attributable to such income.

   Under the OID Regulations, a Note that matures one year or less from its date of issuance will be treated as a "short-term Original Issue Discount Note." In general, a cash method United States Holder of a short-term Original Issue Discount Note is not required to accrue original issue discount for United States federal income tax purposes unless it elects to do so. United States Holders who make such an election, United States Holders who report income for federal income tax purposes on the accrual method and certain other United States Holders, including banks and dealers in securities, are required to include original issue discount in income on such short-term Original Issue Discount Notes as it accrues on a straight-line basis, unless an election is made to accrue the original issue discount according to a constant yield method based on daily compounding. In the case of a United States Holder who is not required and who does not elect to include original issue discount in income currently, any gain realized on the sale, exchange or retirement of the short-term Original Issue Discount Note will be ordinary income to the extent of the original issue discount accrued on a straight-line basis (or, if elected, according to a constant yield method based on daily compounding) through the date of sale, exchange or retirement. In addition, such United States Holder will be required to defer deductions for any interest paid on indebtedness incurred to purchase or carry short-term Original Issue Discount Notes in an amount not exceeding the deferred interest income, until such deferred interest income is recognized.

   Under the OID Regulations, a United States Holder may make an election (the "Constant Yield Election") to include in gross income all interest that accrues on a Note (including stated interest, acquisition discount, original issue discount, de minimis original issue discount, and unstated interest, as adjusted by any amortizable bond premium) in accordance with a constant yield method based on the compounding of interest.

   Original Issue Discount Notes that are redeemable by the Company or repayable at the option of the United States Holder prior to maturity may be subject to rules that differ from the general rules discussed above. Purchasers of Original Issue Discount Notes with such a feature should carefully examine the applicable Pricing Supplement and should consult their tax advisors with respect to such a feature since the tax consequences with respect to original issue discount will depend, in part, on the particular terms and the particular features of the purchased Note.

   The OID Regulations contain aggregation rules stating that in certain circumstances if more than one type of Note is issued as part of the same issuance of securities to a single holder, some or all of such Notes may be treated together as a single debt instrument with a single issue price, maturity date, yield to maturity and stated redemption price at maturity for purposes of calculating and accruing any original issue discount. Unless otherwise provided in the related Pricing Supplement, the Company does not expect to treat any of the Notes as being subject to the aggregation rules for purposes of computing original issue discount.

 SALE, EXCHANGE OR RETIREMENT OF THE NOTES

   Upon the sale, exchange or retirement of a Note, a United States Holder will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange or retirement and such United States Holder's adjusted tax basis in the Note. For these purposes, the amount realized does not include any amount attributable to accrued interest on the Note. Amounts attributable to accrued interest are treated as interest as described under "--Payments of Interest" above. A United States Holder's adjusted tax basis in a Note will equal the cost of the Note to such United States Holder, increased by the amounts of any original issue discount previously included in income by the United States Holder with respect to such Note and reduced by any amortized bond premium and any principal payments received by the United States Holder and, in the case of an Original Issue Discount Note, by the amounts of any other payments that do not constitute qualified stated interest (as defined above).

   Subject to the discussion under "--Foreign Currency-Denominated Notes" below, gain or loss realized on the sale, exchange or retirement of a Note will be capital gain or loss (except, in the case of a short-term Original Issue Discount Note, to the extent of any original issue discount not previously included in the United States Holder's taxable income), and will be long-term capital gain or loss if at the time of sale, exchange or retirement the Note has been held for more than one year. See "--Original Issue Discount Notes" above. The excess of net long-term capital gains over net short-term capital losses is taxed at a lower rate than ordinary income for certain non-corporate taxpayers. The distinction between capital gain or loss and ordinary income or loss is also relevant for purposes of, among other things, limitations on the deductibility of capital losses.

   If a United States Holder purchases a Note for an amount that is greater than the amount payable at maturity, such United States Holder will be considered to have purchased such Note with "amortizable bond premium" equal in amount to such excess, and may elect (in accordance with applicable Code provisions) to amortize such premium, using a constant yield method, over the remaining term of the Note (where such Note is not optionally redeemable prior to its maturity date). If such Note may be optionally redeemed prior to maturity (as described in the applicable Pricing Supplement) after the United States Holder has acquired it, the amount of amortizable bond premium is determined with reference to the amount payable on maturity or, if it results in a smaller premium attributable to the period of earlier redemption date, with reference to the amount payable on the earlier redemption date. A United States Holder who elects to amortize bond premium must reduce his tax basis in the Note by the amount of the premium amortized in any year. An election to amortize bond premium applies to all taxable debt obligations then owned and thereafter acquired by the taxpayer and may be revoked only with the consent of the Internal Revenue Service.

   If a United States Holder makes a Constant Yield Election for a Note with amortizable bond premium, such election will result in a deemed election to amortize bond premium for all of the United States Holder's debt instruments with amortizable bond premium and may be revoked only with the permission of the Internal Revenue Service with respect to debt instruments acquired after revocation.

 FOREIGN CURRENCY-DENOMINATED NOTES

   A United States Holder who uses the cash method of accounting and who receives a payment of interest in a foreign currency with respect to a Foreign Currency-Denominated Note (other than an Original Issue Discount Note on which original issue discount is accrued on a current basis (except to the extent any qualified stated interest is received)) will be required to include in income the U.S. dollar value of the foreign currency payment (determined on the date such payment is received) regardless of whether the payment is in fact converted to U.S. dollars at that time, and such U.S. dollar value will be the United States Holder's tax basis in the foreign currency. A cash method United States Holder who receives such a payment in U.S. dollars pursuant to an option available under such a Foreign Currency-Denominated Note will be required to include the amount of such payment in income upon receipt.

   To the extent the above paragraph is not applicable, a United States Holder will be required to include in income the U.S. dollar value of the amount of interest income (including original issue discount, but reduced by amortizable bond premium to the extent applicable) that has accrued and is otherwise required to be taken into account with respect to a Foreign Currency-Denominated Note during an accrual period. The U.S. dollar value of such accrued income will be determined by translating such income at the average rate of exchange for the accrual period or, with respect to an accrual period that spans two taxable years, at the average rate for the partial period within the taxable year. Such United States Holder will recognize ordinary income or loss with respect to accrued interest income on the date such income is actually received. The amount of ordinary income or loss recognized will equal the difference between the U.S. dollar value of the foreign currency payment received (determined on the date such payment is received) in respect of such accrual period (or, where a United States Holder receives U.S. dollars, the amount of such payment in respect of such accrual period) and the U.S. dollar value of interest income that has accrued during such accrual period (as determined above). A United States Holder may elect to translate interest income (including original issue discount) into U.S. dollars at the spot rate on the last day of the interest accrual period (or, in the case of a partial accrual period, the spot rate on the last day of the taxable year) or, if the date of receipt is within five business days of the last day of the interest accrual period, the spot rate on the date of receipt. A United States Holder that makes such an election must apply it consistently to all debt instruments from year to year and cannot change the election without the consent of the Internal Revenue Service. Original issue discount and amortizable bond premium on a Foreign Currency-Denominated Note are to be determined in the relevant foreign currency.

    Any loss realized on the sale, exchange or retirement of a Foreign Currency-Denominated Note with amortizable bond premium by a United States Holder who has not elected to amortize such premium under Section 171 of the Code will be a capital loss to the extent of such bond premium. If such an election is made, amortizable bond premium taken into account on a current basis will reduce interest income in units of the relevant foreign currency. Exchange gain or loss is realized on such amortized bond premium with respect to any period by treating the bond premium amortized in such period as a return of principal.

   A United States Holder's tax basis in a Foreign Currency-Denominated Note, and the amount of any subsequent adjustment to such United States Holder's tax basis, will be the U.S. dollar value of the foreign currency amount paid for such Foreign Currency-Denominated Note, or of the foreign currency amount of the adjustment, determined on the date of such purchase or adjustment. A United States Holder who purchases a Foreign Currency-Denominated Note with previously owned foreign currency will recognize ordinary income or loss in an amount equal to the difference, if any, between such United States Holder's tax basis in the foreign currency and the U.S. dollar fair market value of the Foreign Currency-Denominated Note on the date of purchase.

   Gain or loss realized upon the sale, exchange or retirement of a Foreign Currency-Denominated Note that is attributable to fluctuations in currency exchange rates will be ordinary income or loss which will not be treated as interest income or expense. Gain or loss attributable to fluctuations in exchange rates will equal the difference between (i) the U.S. dollar value of the foreign currency principal amount of such Note, and any payment with respect to accrued interest, determined on the date such payment is received or such Note is disposed of, and (ii) the U.S. dollar value of the foreign currency principal amount of such Note, determined on the date such United States Holder acquired such Note, and the U.S. dollar value of the accrued interest received, determined by translating such interest at the average exchange rate for the accrual period. Such foreign currency gain or loss will be recognized only to the extent of the total gain or loss realized by a United States Holder on the sale, exchange or retirement of the Foreign Currency-Denominated Note. The source of such foreign currency gain or loss will be determined by reference to the residence of the United States Holder or the "qualified business unit" of the United States Holder on whose books the Note is properly reflected. Any gain or loss realized by such a United States Holder in excess of such foreign currency gain or loss will be capital gain or loss (except, in the case of a short-term Original Issue Discount Note, to the extent of any original issue discount not previously included in the United States Holder's income).

   A United States Holder will have a tax basis in any foreign currency received on the sale, exchange or retirement of a Foreign Currency-Denominated Note equal to the U.S. dollar value of such foreign currency, determined at the time of such sale, exchange or retirement. Treasury regulations issued under Section 988 of the Code provide a special rule for purchases and sales of publicly traded Foreign Currency-Denominated Notes by a cash method taxpayer under which units of foreign currency paid or received are translated into U.S. dollars at the spot rate on the settlement date of the purchase or sale. Accordingly, no exchange gain or loss will result from currency fluctuations between the trade date and the settlement of such a purchase or sale. An accrual method taxpayer may elect the same treatment required of cash-method taxpayers with respect to the purchase and sale of publicly traded Foreign Currency-Denominated Notes provided the election is applied consistently. Such election cannot be changed without the consent of the Internal Revenue Service. Any gain or loss realized by a United States Holder on a sale or other disposition of foreign currency (including its exchange for U.S. dollars or its use to purchase Foreign Currency-Denominated Notes) will be ordinary income or loss.

 INDEXED NOTES AND DUAL CURRENCY NOTES

   The federal income tax considerations associated with an investment in Indexed Notes and Dual Currency Notes will be set forth in the applicable Pricing Supplement with respect to such Notes.

 EXTENSION OF MATURITY AND RESET OF INTEREST RATE

   Under Treasury regulations promulgated by the Internal Revenue Service the reset of the interest rate on, or the extension of the maturity of, a Note pursuant to its original terms generally should not be viewed as a taxable exchange. United States Holders should consult with their own tax advisors as to the federal income tax consequences of such a reset or extension.

  BACKUP WITHHOLDING AND INFORMATION REPORTING

   Certain noncorporate United States Holders may be subject to backup withholding at a rate of 31% on payments of principal, premium and interest (including original issue discount, if any) on, and the proceeds of disposition of, a Note. Backup withholding will apply only if the United States Holder (i) fails to furnish its Taxpayer Identification Number ("TIN") which, for an individual, would be his Social Security Number, (ii) furnishes an incorrect TIN, (iii) is notified by the Internal Revenue Service that it has failed to properly report payments of interest and dividends or (iv) under certain circumstances, fails to certify, under penalty of perjury, that it has furnished a correct TIN and has not been notified by the Internal Revenue Service that it is subject to backup withholding for failure to report interest and dividend payments. United States Holders should consult their tax advisors regarding their qualification for exemption from backup withholding and the procedure for obtaining such an exemption if applicable.

   The amount of any backup withholding from a payment to a United States Holder will be allowed as a credit against such United States Holder's United States federal income tax liability and may entitle such United States Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

TAX CONSEQUENCES TO UNITED STATES ALIEN HOLDERS

   Under present United States federal law, and subject to the discussion below concerning Indexed Notes and backup withholding:

     (a) payments of principal, interest (including original issue discount, if any) and premium on the Notes by the Company or any paying agent to any United States Alien Holder will not be subject to United States federal withholding tax, provided that, in the case of interest, (i) such United States Alien Holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote, is not a controlled foreign corporation related, directly or indirectly, to the Company through stock ownership, and is not a bank receiving interest described in Section 881(c)(3)(A) of the Code and (ii) the statement requirement set forth in Section 871(h) or Section 881(c) of the Code has been fulfilled with respect to the beneficial owner, as discussed below;

     (b) a United States Alien Holder of a Note will not be subject to United States federal income tax on gain realized on the sale, exchange or other disposition of such Note, unless (i) such United States Alien Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition, and either (a) such individual has a "tax home" (as defined in Code Section 911(d)(3)) in the United States (unless such gain is attributable to a fixed place of business in a foreign country maintained by such individual and has been subject to foreign tax of at least 10%) or (b) the gain is attributable to an office or other fixed place of business maintained by such individual in the United States or (ii) such gain is effectively connected with the conduct by such United States Alien Holder of a trade or business in the United States.

   Sections 871(h) and 881(c) of the Code require that, in order to obtain the portfolio interest exemption from withholding tax described in paragraph
(a) above, either the beneficial owner of a Note, or a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business (a "Financial Institution") and that is holding the Note on behalf of such beneficial owner, file a statement with the withholding agent to the effect that the beneficial owner of the Note is not a United States Holder. Under temporary United States Treasury regulations, such requirement will be fulfilled if the beneficial owner of a Note certifies on United States Internal Revenue Service Form W-8, under penalties of perjury, that it is not a United States Holder and provides its name and address, and any Financial Institution holding the Note on behalf of the beneficial owner files a statement with the withholding agent to the effect that it has received such a statement (and furnishes the withholding agent with a copy thereof). The portfolio interest exemption from withholding tax described in paragraph (a) above will not apply to contingent interest paid on certain Indexed Notes. Unless otherwise provided in the applicable Pricing Supplement, the Company does not expect any interest on the Notes to be subject to this provision.

    If a United States Alien Holder of a Note is engaged in a trade or business in the United States, and if interest (including original issue discount) on the Note (or gain realized on its sale, exchange or other disposition) is effectively connected with the conduct of such trade or business, the United States Alien Holder, although exempt from the withholding tax discussed in the preceding paragraph, will generally be subject to regular United States income tax on such effectively connected income in the same manner as if it were a United States Holder. See "--Tax Consequences to United States Holders" above. In lieu of the certificate described in the preceding paragraph, such a United States Alien Holder will be required to provide to the Company a properly executed Internal Revenue Service Form 4224 or successor form in order to claim an exemption from withholding tax. In addition, if such United States Alien Holder is a foreign corporation, it may be subject to a branch profits tax equal to 30% (or such lower rate provided by an applicable treaty) of its effectively connected earnings and profits for the taxable year, subject to certain adjustments. For purposes of the branch profits tax, interest (including original issue discount) on and any gain recognized on the sale, exchange or other disposition of a Note will be included in the effectively connected earnings and profits of such United States Alien Holder if such interest or gain, as the case may be, is effectively connected with the conduct by the United States Alien Holder of a trade or business in the United States.

   Under Section 2105(b) of the United States federal estate tax law, a Note or coupon held by an individual who is not a citizen or resident of the United States at the time of his death will not be subject to United States federal estate tax as a result of such individual's death, provided that the individual does not own, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote and, at the time of such individual's death, payments with respect to such Note would not have been effectively connected to the conduct by such individual of a trade or business in the United States.

   Under current United States federal income tax law, a 31% backup withholding tax and information reporting requirements apply to certain payments of principal, premium and interest (including original issue discount) made to, and to the proceeds of sale before maturity by, certain noncorporate United States persons. Under current Treasury regulations, backup withholding will not apply to payments made by the Company or any paying agent thereof on a Note if the certifications required by Sections 871(h) and 881(c) are received and the Company or such paying agent, as the case may be, does not have actual knowledge that the payee is a United States person.

   Under current Treasury regulations, payments on the sale, exchange or other disposition of a Note made to or through a foreign office of a broker generally will not be subject to backup withholding. However, if such broker is a United States person, a controlled foreign corporation for United States tax purposes or a foreign person 50% or more of whose gross income is effectively connected with a United States trade or business for a specified three-year period, information reporting will be required unless the broker has in its records documentary evidence that the beneficial owner is not a United States person and certain other conditions are met or the beneficial owner otherwise establishes an exemption. Under proposed Treasury regulations, backup withholding may apply to any payment which such broker is required to report if such broker has actual knowledge that the payee is a United States person. Payments to or through the United States office of a broker will be subject to backup withholding and information reporting unless the United States Alien Holder certifies, under penalties of perjury, that it is not a United States person or otherwise establishes an exemption.

   United States Alien Holders of Notes should consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedure for obtaining such an exemption, if available. Any amounts withheld from a payment to a United States Alien Holder under the backup withholding rules will be allowed as a credit against such United States Alien Holder's United States federal income tax liability and may entitle such United States Alien Holder to a refund, provided that the required information is furnished to the United States Internal Revenue Service.

    THE FEDERAL INCOME TAX SUMMARY SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A HOLDER'S PARTICULAR SITUATION. PROSPECTIVE UNITED STATES HOLDERS AND UNITED STATES ALIEN HOLDERS OF THE NOTES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF THE NOTES, INCLUDING THE TAX CONSEQUENCES UNDER FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE EFFECTS OF CHANGES IN SUCH LAWS.

                             PLAN OF DISTRIBUTION

   This Prospectus Supplement has been prepared for use by DLJSC in connection with offers and sales of the Notes in market-making transactions at negotiated prices related to prevailing market prices at the time of the sale. DLJSC may act a principal or agent in such transactions. DLJSC and certain other Agents have advised the Company that they currently intend to make a market in the Notes, but they are not obligated to do so and may discontinue any such market-making at any time without notice. Accordingly, no assurance can be given as to the liquidity of, or the trading market for, the Notes.

                                   EXPERTS

   The consolidated financial statements and financial statement schedule of the Company as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996 have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing.

PROSPECTUS
AUGUST 15, 1996

                                 $500,000,000
                      DONALDSON, LUFKIN & JENRETTE, INC.
                     DEBT SECURITIES AND PREFERRED STOCK

   Donaldson, Lufkin & Jenrette, Inc. (the "Company") may from time to time offer, together or separately, (i) senior or subordinated debt securities (the "Debt Securities") or (ii) shares of its preferred stock, par value $0.01 per share (the "Preferred Stock"). The Debt Securities and Preferred Stock are collectively called the "Securities."

   The Securities may be issued in one or more series or issuances in U.S. dollars or in one or more foreign currencies, currency units or composite currencies. By separate prospectus, the form of which is included in the Registration Statement of which this Prospectus forms a part, four Delaware statutory business trusts (the "Trusts"), which are wholly owned subsidiaries of the Company, may from time to time severally offer preferred securities guaranteed by the Company to the extent set forth therein and the Company may offer from time to time junior subordinated debt securities either directly or to a Trust. The aggregate initial public offering price of the securities to be offered by this Prospectus and such other prospectus shall not exceed $500,000,000 (or its equivalent in one or more foreign currencies, currency units or composite currencies).

   Specific terms of the securities in respect of which this Prospectus is being delivered (the "Offered Securities") will be set forth in an accompanying Prospectus Supplement (a "Prospectus Supplement"). The Prospectus Supplement will set forth with regard to the particular Offered Securities, without limitation, the following: (i) in the case of Debt Securities, the ranking as senior or subordinated debt securities, the specific designation, aggregate principal amount, authorized denomination, maturity, rate (which may be fixed or variable) or method of calculation of interest and dates for payment thereof, and any exchangeability, conversion, redemption, prepayment or sinking fund provisions and any listing on a securities exchange and (ii) in the case of Preferred Stock, the specific designation, number of shares, purchase price and the rights, preferences and privileges thereof and any qualifications or restrictions thereon (including dividends, liquidation value, voting rights, terms for the redemption, conversion or exchange thereof and any other specific terms of the Preferred Stock) and any listing on a securities exchange. Unless otherwise indicated in the Prospectus Supplement, the Company does not intend to list any of the Securities on a national securities exchange.

   The Senior Debt Securities, when issued, will be unsecured and will rank equally with all other unsecured and unsubordinated indebtedness of the Company.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This Prospectus has been prepared for use by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") in connection with offers and sales of the Offered Securities which may be made by it from time to time in market-making transactions at negotiated prices relating to prevailing market prices at the time of sale. The Company has been advised by DLJSC that it currently intends to make a market in the Offered Securities; however, it is not obligated to do so. Any such market-making may be discontinued at any time, and there is no assurance as to the liquidity of, or trading market for, the Offered Securities. DLJSC may act as principal or agent in such transactions. See "Plan of Distribution." This Prospectus may not be used to consummate sales of Offered Securities unless accompanied by a Prospectus Supplement.

                            AVAILABLE INFORMATION

   The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The registration statement of which this Prospectus forms a part, as well as reports, proxy statements and other information filed by the Company, may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, New York, New York 10048; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be accessed electronically by means of the Commission's home page on the Internet at http: //www.sec.gov. The Company's common stock, par value $0.10 per share (the "Common Stock"), is listed on the New York Stock Exchange, Inc. and reports and other information concerning the Company can also be inspected at the office of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

   This Prospectus constitutes a part of the Registration Statement on Form S-3 (together with all amendments and exhibits thereto, the "Registration Statement") filed with the Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Offered Securities. This Prospectus does not contain all of the information set forth in such Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. Reference is made to such Registration Statement and to the exhibits relating thereto for further information with respect to the Company and the Offered Securities. Any statements contained herein concerning the provisions of any document filed as an exhibit to the Registration Statement or otherwise filed with the Commission or incorporated by reference herein are not necessarily complete, and in each instance reference is made to the copy of such document so filed for a more complete description of the matter involved. Each such statement is qualified in its entirety by such reference.

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   The Company's Annual Report on Form 10-K for the year ended December 31, 1995, Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996 and Current Reports on Form 8-K dated February 9, 1996 and February 12, 1996, previously filed by the Company with the Commission, are incorporated by reference in this Prospectus.

   All documents filed by the Company after the date of this Prospectus pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Securities offered hereby, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statements as modified or superseded shall be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

   The Company will provide without charge to each person to whom a copy of this Prospectus is delivered, upon written or oral request of such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Prospectus (other than certain exhibits to such documents). Requests for such documents should be directed to Donaldson, Lufkin & Jenrette, Inc., 277 Park Avenue, New York, New York 10172, Attention: Corporate Secretary (Telephone: (212) 892-3000).

                               USE OF PROCEEDS

   Donaldson, Lufkin & Jenrette, Inc. will not receive any proceeds from the sale of the Offered Securities in any market-making transaction with which this Prospectus may be delivered.

                              RATIOS OF EARNINGS
                  TO FIXED CHARGES AND EARNINGS TO COMBINED
                 FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

The following table sets forth the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends for the Company for the periods indicated.

                                                                        SIX MONTHS ENDED
                                       YEARS ENDED DECEMBER 31,             JUNE 30,
                               --------------------------------------  ----------------
                                 1991    1992    1993    1994    1995         1996
Ratio of earnings to fixed
 charges (1)..................   1.07    1.21    1.20    1.10    1.11         1.20
Ratio of earnings to combined
 fixed charges and preferred
 stock dividends (2)..........     --      --      --    1.09    1.10         1.19

------------
(1)    For the purpose of calculating the ratio of earnings to fixed charges
       (i) earnings consist of income before provision for income taxes and fixed charges and (ii) fixed charges consist of interest expense and one-third of rental expense which is deemed representative of an interest factor.
(2) For the purpose of calculating the ratio of earnings to combined fixed charges and preferred stock dividends (i) earnings consist of income before provision for income taxes and fixed charges and (ii) fixed charges consist of interest expense and one-third of rental expense which is deemed representative of an interest factor. No preferred dividends were paid until 1994.

                                 THE COMPANY

   The Company is a leading integrated investment and merchant bank that serves institutional, corporate, governmental and individual clients. The Company's businesses include securities underwriting, sales and trading; merchant banking; financial advisory services; investment research; correspondent brokerage services; and asset management. While results have fluctuated from year to year, for the years 1991 through 1995, the Company's total revenues and net income increased by a compound annual growth rate of 22.8% and 32.7%, respectively. The Company's average annual after-tax return on common equity for the past five years was 23.1%. At June 30, 1996, the Company had total assets of $47.7 billion and total stockholders' equity of $1.3 billion.

   The Company's principal strategy is to focus its resources on certain core businesses where management believes the Company can compete profitably and be among the leading participants in each targeted market. Over the past several years, the Company has significantly expanded the scope of its business activities and its customer base, both in the U.S. and internationally. It has established strong positions in selected high-margin activities, including equity and high-yield corporate securities underwriting as well as merchant banking, and has increased its market share in a broad range of businesses. Key elements of this expansion have been the Company's recruitment of experienced professionals during periods of turmoil in the securities industry, the continued development and retention of the Company's existing personnel at all levels and the continuity of senior management. In addition, the Company has historically emphasized economic and investment research in the development of its business and believes that its commitment to research has been an important contributor to its success.

   The Company conducts its business through three principal operating groups, each of which is an important contributor to revenues and earnings: the Banking Group, which includes the Company's Investment Banking, Merchant Banking and Emerging Markets groups; the Capital Markets Group, consisting of the Company's institutional debt and equity businesses as well as Sprout, its venture capital affiliate; and the Financial Services Group, comprised of its Pershing clearing division, high-net-worth retail brokerage and asset management businesses.

   The Company's Banking Group is a major participant in the raising of capital and the providing of financial advice to companies throughout the U.S. and has significantly expanded its activities abroad. Through its Investment Banking group, the Company manages and underwrites public offerings of securities, arranges private placements and provides advisory and other services in connection with mergers, acquisitions, restructurings and other financial transactions. Since 1991, the Investment Banking group has raised over $190.0 billion for clients from the public and private markets in corporate equity and debt securities and has completed over 350 merger and acquisition, restructuring and divestiture assignments aggregating in excess of $89.0 billion. Its Merchant Banking group pursues direct investments in a variety of areas through a number of investment vehicles funded with capital provided primarily by institutional investors, the Company and its employees. Since the Company began investing in leveraged investments in 1985, it invested over $1.0 billion on behalf of the Company, its employees and funds it manages in over 50 companies with an aggregate purchase price of over $19.5 billion and achieved an average annual internal rate of return substantially in excess of comparable industry benchmarks. The Emerging Markets group specializes in client advisory services, merchant banking and the underwriting, sales and trading of securities in Latin America, Asia and certain other international markets.

   The Capital Markets Group encompasses a broad range of activities including trading, research, origination and distribution of equity and fixed-income securities, private equity investments and venture capital. Its focus is primarily client-driven, in contrast to that of many other securities firms which emphasize proprietary trading, an approach that reduces the Company's exposure to market volatility. Its Taxable Fixed-Income division provides institutional clients with research, trading and sales services for a broad range of taxable fixed-income products including high-yield corporate, investment-grade corporate, U.S. government and mortgage-backed securities. The Institutional Equities division provides institutional clients with research, trading and sales services in U.S. listed and over-the-counter equity securities. The Company's equity sales and trading capabilities, combined with its research expertise, have contributed to commission revenues increasing, for the years 1991 through 1995, at a compound annual growth rate of 15.6%. In addition, the Company's Equity Derivatives division provides a broad range of equity and index options products, while Sprout is one of the oldest and largest groups in the private equity investment and venture capital industry.

   The Financial Services Group provides a broad array of services to individual investors and the financial intermediaries which represent them. Pershing is a leading provider of correspondent brokerage services, clearing transactions for over 600 U.S. brokerage firms which collectively maintain over 1.3 million client accounts. These client accounts held over $ 143.6 billion of assets at June 30, 1996. During 1995, Pershing accounted for more than 10% of the daily reported trading volume on the NYSE. In addition, Pershing's PC Financial Network (Service Mark), a leading on-line discount broker in the U.S., has experienced significant growth over the past several years. The Company's Investment Services Group, which consists of approximately 270 account executives, provides high-net-worth individuals and medium to smaller size institutions with access to the Company's equity and fixed-income research, trading services and underwriting and has one of the highest revenues per account executive in the industry. Through Wood, Struthers & Winthrop Management Corp. and affiliates the Company provides investment management and trust services primarily to high-net-worth individual investors and institutions, and at June 30, 1996 had over $4.8 billion in assets under management.

   Apart from its three principal operating groups, the Company also maintains a separate brokerage subsidiary, Autranet, Inc., which provides institutional investors with research generated by independent originators that are not affiliated with Wall Street brokerage firms.

   Founded in 1959, the Company initially focused on providing in-depth investment research to institutional investors. In 1970, the Company became the first member firm of the New York Stock Exchange, Inc. to be owned publicly. Fifteen years later, the Company was purchased by subsidiaries of The Equitable Companies Incorporated ("EQ") (EQ and its subsidiaries other than the Company, collectively, "Equitable"). Equitable, which as of June 30, 1996, owned an approximately 80% interest in the Company following the Company's initial public offering in October 1995, is a diversified financial services organization and one of the world's largest investment management organizations. AXA is EQ's largest stockholder, beneficially owning at June 30, 1996, approximately 60.7% of EQ's outstanding shares of common stock and $392.2 million stated value of EQ's Series E convertible preferred stock.

   The principal executive offices of the Company are located at 277 Park Avenue, New York, NY, 10172 and its telephone number is (212) 892-3000. The Company has 17 additional offices in 14 locations in the U.S., and ten offices in Europe, Asia and Latin America.

                         DESCRIPTION OF CAPITAL STOCK

   The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, par value $0.10 per share and 25,000,000 shares of Preferred Stock, par value $0.01 per share. As of June 30, 1996, the Company had 53,300,000 shares of Common Stock and 2,250,000 shares of Cumulative Exchangeable Preferred Stock outstanding. The following summary description of the capital stock of the Company is qualified in its entirety by reference to the Certificate of Incorporation and the Bylaws of the Company, copies of which have been filed with the Commission.

COMMON STOCK

   Subject to the rights of the holders of any Preferred Stock which may be outstanding, each holder of Common Stock on the applicable record date is entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor, and, in the event of liquidation, to share pro rata in any distribution of the Company's assets after payment or providing for the payment of liabilities and the liquidation preference of any outstanding Preferred Stock. Each holder of Common Stock is entitled to one vote for each share held of record on the applicable record date on all matters presented to a vote of stockholders, including the election of directors. Holders of Common Stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any stock or other securities and there are no conversion rights or redemption or sinking fund provisions with respect to such stock. All outstanding shares of Common Stock are fully paid and nonassessable.

   The Common Stock is listed on the New York Stock Exchange under the symbol "DLJ."

   The transfer agent for the Common Stock is First Chicago Trust Company of New York.

PREFERRED STOCK

   The Company's Certificate of Incorporation authorizes 25,000,000 shares of Preferred Stock. The Company's Board of Directors has the authority to issue shares of Preferred Stock in one or more series and to fix, by resolution, the terms of such securities, without any further vote or action by the stockholders.

   The applicable Prospectus Supplement will describe the following terms of any Preferred Stock in respect of which this Prospectus is being delivered (to the extent applicable to such Preferred Stock): (i) the specific designation, number of shares, seniority and purchase price; (ii) any liquidation preference per share; (iii) any date of maturity; (iv) any redemption, repayment or sinking fund provisions; (v) any dividend rate or rates and the dates on which any such dividends will be payable (or the method by which such rates or dates will be determined); (vi) any voting rights; (vii) if other than the currency of the United States of America, the currency or currencies including composite currencies in which such Preferred Stock is denominated and/or in which payments will or may be payable; (viii) the method by which amounts in respect of such Preferred Stock may be calculated and any commodities, currencies or indices, or value, rate or price, relevant to such calculation; (ix) whether such Preferred Stock is convertible or exchangeable and, if so, the securities or rights into which such Preferred Stock is convertible or exchangeable, and the terms and conditions upon which such conversions or exchanges will be effected including the initial conversion or exchange prices or rates, the conversion or exchange period and any other related provisions; (x) the place or places where dividends and other payments on the Preferred Stock will be payable; and (xi) any additional voting, dividend, liquidation, redemption and other rights, preferences, privileges, limitations and restrictions.

   All shares of Preferred Stock offered hereby, or issuable upon conversion, exchange or exercise of Securities, will, when issued, be fully paid and non-assessable. Any shares of Preferred Stock so issued would have priority over the Common Stock with respect to dividend or liquidation rights or both. As of June 30, 1996, the Company had 2,250,000 shares of Cumulative Exchangeable Preferred Stock outstanding.

 CUMULATIVE EXCHANGEABLE PREFERRED STOCK

   Dividends. Each holder of Cumulative Exchangeable Preferred Stock is entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends of $8.83 per share per annum, payable quarterly in arrears.

   Liquidation. Upon the dissolution, liquidation or winding up of the Company, the holders of the Cumulative Exchangeable Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to stockholders, an amount in cash equal to (i) the Optional Redemption Price (as defined below), if such dissolution, liquidation or winding up is voluntary or (ii) $100 per share plus an amount in cash equal to all dividends accrued and unpaid thereon to the date fixed for distribution plus accrued interest thereon if such dissolution, liquidation or winding up is involuntary, in either case before any payment or distribution shall be made on the Common Stock or on any other class or series of capital stock of the Company ranking junior to the Cumulative Exchangeable Preferred Stock.

   Exchangeability. Subject to certain conditions, after October 15, 1996, the Company may exchange the Cumulative Exchangeable Preferred Stock for an equal principal amount of subordinated notes of the Company bearing a rate of interest of 9.58% per annum and having the same redemption provisions as the Cumulative Exchangeable Preferred Stock described below.

   Voting Rights. The holders of the Cumulative Exchangeable Preferred Stock are not entitled to vote at any meeting of stockholders of the Company, except as set forth below or as otherwise required by law. In the event that
(i) the Company has failed to pay in full the dividends accumulated on the outstanding shares of the Cumulative Exchangeable Preferred Stock for any six quarterly dividend payment periods, whether or not consecutive, or (ii) the Company shall have failed to comply with the provisions for mandatory redemption described below, then, in each case, the number of directors of the Company shall be increased by two and holders of shares of Cumulative Exchangeable Preferred Stock will have the right, voting together as a single class, to elect such additional directors at the next annual meeting of stockholders of the Company and at each annual meeting thereafter until the full dividends accumulated have been paid or the mandatory redemption provisions have been complied with, as the case may be. Upon termination of such voting rights, the term of office of each director elected by holders of the Cumulative Exchangeable Preferred Stock shall terminate and the number of directors constituting the entire Board of Directors shall be reduced accordingly. The holders of the Cumulative Exchangeable Preferred Stock will also be entitled to vote separately as a class in connection with certain actions by the Company, including (i) any amendment to the Company's Certificate of Incorporation or the Certificate of Designation relating to the Cumulative Exchangeable Preferred Stock so as to adversely affect any powers, preferences or special rights of the Cumulative Exchangeable Preferred Stock, (ii) any increase in the authorized number of Cumulative Exchangeable Preferred Stock, (iii) any authorization or issuance of a class or series of securities ranking senior to the Cumulative Exchangeable Preferred Stock or (iv) in certain circumstances, a merger or consolidation or sale, exchange or conveyance of all or substantially all of the assets, property or business of the Company.

   Mandatory Redemption. The Company will redeem all the outstanding shares of Cumulative Exchangeable Preferred Stock out of funds legally available therefor at $100 per share plus accrued and unpaid dividends and any accrued interest thereon on October 15, 2003.

   In the event of a Change of Control (as defined below), the Company shall notify the holders of the Cumulative Exchangeable Preferred Stock in writing of such event and offer to purchase all of the outstanding shares of the Cumulative Exchangeable Preferred Stock at $100 per share plus accrued and unpaid dividends and any accrued interest thereon. "Change of Control" is defined as (i) other than in the ordinary course of business, the sale or other disposition of all or substantially all of the assets of the Company to any person other than EQ or any wholly-owned subsidiary thereof, (ii) the merger, sale or consolidation of the Company with the effect that EQ ceases to own directly or indirectly at least 51% of the total voting power of the surviving corporation or (iii) EQ ceases to own directly or indirectly at least 51% of the voting stock of The Equitable Life Assurance Society of the United States. In addition, if prior to October 15, 2003, the Company shall sell more than 20% of the shares of common stock of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), the Company shall notify holders of the Cumulative Exchangeable Preferred Stock in writing of such event and offer to purchase all the outstanding shares of Cumulative Exchangeable Preferred Stock at the Optional Redemption Price (as defined below).

   Optional Redemption. The Cumulative Exchangeable Preferred Stock may be redeemed in whole or in part at the option of the Company at any time at the greater of (A) $100 plus accrued and unpaid dividends and any accrued interest thereon and (B) the present value of the future mandatory redemption and dividend payments which would have been made except for such optional redemption plus accrued and unpaid dividends and any accrued interest thereon (the "Optional Redemption Price"). In addition, at any time, at the option of the Company, up to 750,000 shares of the Cumulative Exchangeable Preferred Stock may be redeemed with proceeds from any public offering of Common Stock of the Company at the Optional Redemption Price calculated using a higher discount rate.

   Limitation on Payments. The Cumulative Exchangeable Preferred Stock also contains certain restrictions on the ability of the Company to pay cash dividends on, or redeem, repurchase or otherwise acquire or retire any shares of its capital stock and on the ability of the Company to make payments under certain long-term incentive compensation plans.

                        DESCRIPTION OF DEBT SECURITIES

   The Company's Debt Securities, may constitute either senior debt securities ("Senior Debt Securities") or subordinated debt securities ("Subordinated Debt Securities") of the Company and will be issued in the case of Senior Debt Securities under an indenture dated as of October 25, 1995 (the "Senior Debt Indenture") between Donaldson, Lufkin & Jenrette, Inc., as issuer, and The Bank of New York, as trustee and in the case of Subordinated Debt Securities under an indenture (the "Subordinated Debt Indenture") between Donaldson, Lufkin & Jenrette, Inc., as issuer and The Bank of New York, as trustee. The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures." The Bank of New York, in its capacity as trustee under either or both of the Indentures is referred to herein as the "Trustee."

   Copies of the Indentures have been incorporated by reference or included herein as exhibits to the Registration Statement of which this Prospectus is a part and are also available for inspection at the office of the Trustee. The Indentures are subject to and governed by the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Section references contained herein are to the applicable Indenture. The following summaries of certain provisions of the Indentures do not purport to be complete, and where reference is made to particular provisions of the Indentures, such provisions, including definitions of certain terms, are incorporated by reference as a part of such summaries or terms, which are qualified in their entirety by such reference. The Indentures are substantially identical except for provisions relating to subordination and the Company's negative pledge.

GENERAL

   Neither of the Indentures limits the aggregate principal amount of Debt Securities which may be issued thereunder and each Indenture provides that Debt Securities may be issued thereunder from time to time in one or more series. The Debt Securities will be direct, unsecured senior or subordinated obligations of the Company. Except as described under "--Negative Pledge," neither Indenture limits other indebtedness or securities which may be incurred or issued by the Company or any of its subsidiaries or contains financial or similar restrictions on the Company or any of its subsidiaries. The operations of the Company are conducted through its subsidiaries, and, therefore, the Company is dependent upon the earnings and cash flow of its subsidiaries to meet its obligations, including obligations under the Debt Securities. The Debt Securities will be effectively subordinated to all indebtedness of the Company's subsidiaries. The Company's rights and the rights of its creditors, including holders of Debt Securities, to participate in the distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization will be subject to prior claims of such subsidiary's creditors, including trade creditors, except to the extent the Company may itself be a creditor with recognized claims against such subsidiary. In addition, net capital requirements under the Exchange Act and New York Stock Exchange rules applicable to certain of the Company's subsidiaries could limit the payment of dividends and the making of loans and advances to the Company by such subsidiaries.

   The applicable Prospectus Supplement which accompanies this Prospectus, sets forth where applicable the following terms of, and information relating to, the Debt Securities offered thereby: (i) the ranking of such Debt Securities as senior or subordinated debt securities; (ii) the designation of such Debt Securities; (iii) the aggregate principal amount of such Debt Securities; (iv) the date or dates on which principal of and premium, if any, on such Debt Securities is payable; (v) the rate or rates at which such Debt Securities shall bear interest, if any, or the method by which such rate shall be determined, and the basis on which interest shall be calculated if other than a 360-day year consisting of twelve 30-day months, the date or dates from which such interest will accrue and on which such interest will be payable and the related record dates; (vi) if other than the offices of the Trustee, the place where the principal of and any premium or interest on such Debt Securities will be payable; (vii) any redemption, repayment or sinking fund provisions; (viii) if other than denominations of $1,000 or multiples thereof, the denominations in which such Debt Securities will be issuable;
(ix) if other than the principal amount thereof, the portion of the principal amount due upon acceleration; (x) if other than U.S. dollars, the currency or currencies (including composite currencies) in which such Debt Securities are denominated or payable; (xi) whether such Debt Securities shall be issued in the form of a Global Security or securities; (xii) any other specific terms of such Debt Securities; and (xiii) the identity of any trustees, depositories, authenticating or paying agents, transfer agents or registrars with respect to such Debt Securities. (Section 2.3)

   Unless otherwise specified in the accompanying Prospectus Supplement, principal and premium, if any, will be payable, and the Debt Securities will be transferable and exchangeable without any service charge, at the office of the Trustee. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any such transfer or exchange. (Sections 2.7, 4.1 and 4.2)

   Unless otherwise specified in the accompanying Prospectus Supplement, interest on any series of Debt Securities will be payable on the interest payment dates set forth in the accompanying Prospectus Supplement to the persons in whose names the Debt Securities are registered at the close of business on the related record date and will be paid, at the option of the Company, by wire transfer or by checks mailed to such persons. (Sections 2.7, 4.1 and 4.2)

   If the Debt Securities are issued as Original Issue Discount Securities (bearing no interest or interest at a rate which at the time of issuance is below market rates) to be sold at a substantial discount below their stated principal amount, the Federal income tax consequences and other special considerations applicable to such Original Issue Discount Securities will be generally described in the Prospectus Supplement.

BOOK-ENTRY SYSTEM

   If so specified in the accompanying Prospectus Supplement, Debt Securities of any series may be issued under a book-entry system in the form of one or more global Debt Securities (each a "Global Security"). Each Global Security will be deposited with, or on behalf of a depositary, which, unless otherwise specified in the accompanying Prospectus Supplement, will be The Depository Trust Company, New York, New York (the "Depositary"). The Global Securities will be registered in the name of the Depositary or its nominee.

   The Depositary has advised the Company that the Depositary is a limited purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York banking law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of section 17A of the Exchange Act. The Depositary was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among its participants through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

   Upon the issuance of a Global Security in registered form, the Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Debt Securities represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters, dealers or agents. Ownership of beneficial interests in the Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in the Global Security will be shown on, and the transfer of that ownership interest will be effected only through, records maintained by such participants. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability to own, transfer or pledge beneficial interest in a Global Security.

   So long as the Depositary or its nominee is the registered owner of a Global Security, it will be considered the sole owner or holder of the Debt Securities represented by such Global Security for all purposes under the applicable Indenture. Except as set forth below, owners of a beneficial interest in such Global Security will not be entitled to have the Debt Securities represented thereby registered in their names, will not receive or be entitled to receive physical delivery of certificates representing the Debt Securities represented thereby and will not be considered the owners or holders thereof under the applicable Indenture. Accordingly, each person owning a beneficial interest in such Global Security must rely on the procedures of the Depositary and, if such person is not a participant, on the procedures of the participant through which such person owns its interest, to exercise any rights of a holder under the applicable Indenture. The Company understands that under existing practice, in the event that the Company requests any action of a holder or a beneficial owner desires to take any action a holder is entitled to take, the Depositary would act upon the instructions of, or authorize, the participant to take such action.

   Payment of principal of, and interest on, the Debt Securities will be made to the Depositary or its nominee, as the case may be, as the registered owner and holder of the Global Security representing such Debt Securities. None of the Company, the Trustee, any paying agent or registrar for the Debt Securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   The Company has been advised by the Depositary that the Depositary will credit participants' accounts with payments of principal or interest on the payment date thereof in amounts proportionate to their respective beneficial interests in the principal amount of the Global Security as shown on the records of the Depositary. The Company expects that payments by participants to owners of beneficial interests in the Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name," and will be the responsibility of such participants.

   A Global Security may not be transferred except as a whole by the Depositary to a nominee or successor of the Depositary or by a nominee of the Depositary to another nominee of the Depositary. A Global Security representing all but not part of the Debt Securities being offered pursuant to the applicable Prospectus Supplement is exchangeable for Debt Securities in definitive form of like tenor and terms if (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Global Security or if at any time the Depositary is no longer eligible to be, or is not in good standing as, a clearing agency registered under the Exchange Act, and in either case, a successor depositary is not appointed by the Company within 90 days of receipt by the Company of such notice or of the Company becoming aware of such ineligibility, or (ii) the Company in its sole discretion at any time determines not to have all of the Debt Securities represented by a Global Security and notifies the Trustee thereof. A Global Security exchangeable pursuant to the preceding sentence shall be exchangeable for Debt Securities registered in such names and in such authorized denominations as the Depositary for such Global Security shall direct.

SENIOR DEBT

   Payment of the principal of, premium, if any, and interest on Senior Debt Securities issued under the Senior Debt Indenture will rank pari passu with all other unsecured and unsubordinated debt of the Company.

SUBORDINATED DEBT

   Payment of the principal of, premium, if any, and interest on Subordinated Debt Securities issued under the Subordinated Debt Indenture will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Subordinated Debt Indenture, to all Senior Indebtedness of the Company. The Subordinated Debt Indenture does not contain any limitation on the amount of Senior Indebtedness that can be incurred by the Company. Indebtedness issued or to be issued pursuant to the Indenture between the Company and The Bank of New York, as Trustee, providing for the issuance of junior subordinated debt securities of the Company is subordinate in right of payment to the Subordinated Debt Securities. As of June 30, 1996, no junior subordinated debt securities were outstanding.

   The Subordinated Debt Indenture provides that no payment may be made by or on behalf of the Company on account of any obligation or, to the extent the subordination thereof is permitted by applicable law, claim in respect of the Subordinated Debt Securities, including the principal of, premium, if any, or interest on the Subordinated Debt Securities, or to redeem (or make a deposit in redemption of), defease (other than payments made by the Trustee pursuant to the provisions of the Indenture described under "--Discharge, Defeasance and Covenant Defeasance" with respect to a defeasance permitted by the Indenture, including the subordination provisions thereof) or acquire any of the Subordinated Debt Securities for cash, property or securities, (i) upon the maturity of the Designated Senior Indebtedness or any other Senior Indebtedness with an aggregate principal amount in excess of $1.0 million by lapse of time, acceleration or otherwise, unless and until all principal of, premium, if any, and interest on such Senior Indebtedness and all other obligations in respect thereof are first paid in full in cash or cash equivalents or such payment is duly provided for, or unless and until any such maturity by acceleration has been rescinded or waived or (ii) in the event of default in the payment of any principal of, premium, if any, or interest on or any other amount payable in respect of the Designated Senior Indebtedness or any other Senior Indebtedness with an aggregate principal amount in excess of $1.0 million when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, unless and until such payment default has been cured or waived or has otherwise ceased to exist.

   Upon the happening of a default (any event that, after notice or passage of time would be an event of default) or an event of default (any event that permits the holders of Senior Indebtedness or their representative or representatives immediately to accelerate its maturity) with respect to any Senior Indebtedness, other than a default in payment of the principal of, premium, if any, or interest on such Senior Indebtedness, upon written notice of such default or event of default given to the Company and the Trustee by the holders of a majority of the principal amount outstanding of the Designated Senior Indebtedness or their representative or, at such time as there is no Designated Senior Indebtedness, by the holders of a majority of the principal amount outstanding of all Senior Indebtedness or their representative or representatives or, if such default or event of default results from the acceleration of the Subordinated Debt Securities, immediately upon such acceleration, then, unless and until such default or event of default has been cured or waived or otherwise has ceased to exist, no payment may be made by or on behalf of the Company with respect to any obligation or claim in respect of the Subordinated Debt Securities, including the principal of, premium, if any, or interest on the Subordinated Debt Securities or to redeem (or make a deposit in redemption of), defease or acquire any of the Subordinated Debt Securities for cash, property or securities. Notwithstanding the foregoing, unless the Senior Indebtedness in respect of which such default or event of default exists has been declared due and payable in its entirety within 180 days after the date written notice of such default or event of default is delivered as set forth above or the date of such acceleration as the case may be (the "Payment Blockage Period"), and such declaration or acceleration has not been rescinded, the Company shall be required then to pay all sums not paid to the Holders of the Subordinated Debt Securities during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Subordinated Debt Securities. Any number of such notices may be given; provided however, that (i) during any 360 consecutive days, only one Payment Blockage Period shall commence and (ii) any such default or event of default that existed upon the commencement of a Payment Blockage Period may not be the basis for the commencement of any other Payment Blockage Period, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days.

   In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company from any source whether in cash, property or securities, shall be received by the Trustee or the Holders on account of any obligation or claim in respect of the Subordinated Debt Securities at a time when such payment or distribution is prohibited by the foregoing provisions, such payment or distribution shall be held in trust for the benefit of the holders of Senior Indebtedness, and shall be paid or delivered by the Trustee or such Holders, as the case may be, to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay or to provide for the payment in full in cash or cash equivalents of all such Senior Indebtedness, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

   Upon any distribution of assets of the Company upon any dissolution, winding up, total or partial liquidation or reorganization or readjustment of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company or otherwise, (i) the holders of all Senior Indebtedness would first be entitled to receive payment in full in cash or cash equivalents (or have such payment duly provided for) of the principal, premium, if any, and interest payable in respect therefor before the Holders would be entitled to receive any payment on account of the principal of, premium, if any, and interest on the Subordinated Debt Securities, and (ii) any payment or distribution of assets of the Company of any kind or character, from any source, whether in cash, property or securities to which the Holders or the Trustee on behalf of the Holders would be entitled, except for the subordination provisions contained in the Indenture, would be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay or provide for the payment in full in cash or cash equivalents of all such Senior Indebtedness, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

   The holders of the Senior Indebtedness and their respective representatives are authorized to demand specific performance of the provisions with respect to subordination in the Indenture at any time when the Company or any Holder shall have failed to comply with any provision with respect to subordination in the Indenture applicable to it, and the Company and each Holder irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance of such subordination provision in any action brought therefor by the holders of the Senior Indebtedness and their respective representatives.

   By reasons of such subordination, in the event of the liquidation or insolvency of the Company, creditors of the Company who are not holders of Senior Indebtedness, including Holders of the Subordinated Debt Securities, may recover less, ratably, than holders of Senior Indebtedness.

   No provision contained in the Indenture or the Subordinated Debt Securities will affect the obligation of the Company, which is absolute and unconditional, to pay, when due, principal of, premium, if any, and interest on the Subordinated Debt Securities. The subordination provisions of the Indenture and the Subordinated Debt Securities will not prevent the occurrence of any Event of Default under the Indenture or limit the rights of the Trustee or any Holder, except as provided in the seven preceding paragraphs, to pursue any other rights or remedies with respect to the Subordinated Debt Securities.

NEGATIVE PLEDGE

   The Senior Debt Indenture provides that the Company and any successor corporation will not, and will not permit any Subsidiary to, create, assume, incur or guarantee any indebtedness for borrowed money secured by a pledge, lien or other encumbrance except for Permitted Liens (as defined in the Senior Debt Indenture) on the Voting Stock of DLJSC or any other Subsidiary of the Company which shall hereafter succeed by merger or otherwise to all or substantially all of the business of DLJSC (a "DLJSC Successor"), without making effective provision whereby the Senior Debt Securities will be secured equally and ratably with such secured indebtedness. (Senior Debt Indenture, Section 4.3)

CERTAIN DEFINITIONS

   The term "Holder" or "Securityholder" as defined in the applicable Indenture means the registered holder of any Debt Security with respect to registered Debt Securities and the bearer of any unregistered Debt Security or any coupon appertaining thereto, as the case may be.

   The term "Designated Senior Indebtedness" means any class of Senior Indebtedness the aggregate principal amount outstanding of which exceeds $50 million and which is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior
Indebtedness arises as "Designated Senior Indebtedness."

   The term "Original Issue Discount Security" as defined in the applicable Indenture means any Debt Security that provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.2 of the applicable Indenture.

   The term "Senior Indebtedness" as defined in the Subordinated Debt Indenture means the principal of and premium, if any, and interest on (a) all indebtedness of the Company, whether outstanding on the date of the Subordinated Debt Indenture or thereafter created, (i) for money borrowed by the Company, (ii) for money borrowed by, or obligations of, others and either assumed or guaranteed, directly or indirectly, by the Company, (iii) in respect of letters of credit and acceptances issued or made by banks, or (iv) constituting purchase money indebtedness, or indebtedness secured by property included in the property, plant and equipment accounts of the Company at the time of the acquisition of such property by the Company, for the payment of which the Company is directly liable, and (b) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any such indebtedness. As used in the preceding sentence, the term "purchase money indebtedness" means indebtedness evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or other security interest) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise, unless by its terms such indebtedness is subordinated to other indebtedness of the Company. Notwithstanding anything to the contrary in the Subordinated Debt Indenture or the Subordinated Debt Securities, Senior Indebtedness shall not include, (i) any indebtedness of the Company which, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to or pari passu with the Subordinated Debt Securities or (ii) any indebtedness of the Company to a subsidiary of the Company. (Subordinated Debt Indenture, Section 1.1)

   The term "Subsidiary" as defined in the applicable Indenture means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock (as defined in the applicable Indenture) is owned directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

RESTRICTIONS ON MERGERS AND SALES OF ASSETS

   Under each Indenture, the Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions) to, any Person (other than a consolidation with or merger with or into a Subsidiary or a sale, conveyance, transfer, lease or other disposition to a Subsidiary) or permit any Person to merge with or into the Company unless:
(a) either (i) the Company shall be the continuing Person or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Debt Securities and under the applicable Indenture and the Company shall have delivered to the Trustee an opinion of counsel stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for in the applicable Indenture relating to such transaction have been complied with and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company or such successor enforceable against such entity in accordance with the terms, subject to customary exceptions; and (b) the Company shall have delivered to the Trustee an officers' certificate to the effect that immediately after giving effect to such transaction, no Default (as defined in the applicable Indenture) shall have occurred and be continuing and an opinion of counsel as to the matters set forth in paragraph (a) above. (Section 5.1)

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

EVENTS OF DEFAULT

   Events of Default defined in the applicable Indenture with respect to the Debt Securities of any series are: (a) the Company defaults in the payment of all or any part of the principal of any Debt Security of such series when the same becomes due and payable at maturity, upon acceleration, redemption or mandatory repurchase, including as a sinking fund installment, or otherwise;
(b) the Company defaults in the payment of any interest on any Debt Security of such series when the same becomes due and payable, and such default continues for a period of 30 days; (c) the Company defaults in the performance of or breaches any other covenant or agreement of the Company in the applicable Indenture with respect to any Debt Security of such series or in the Debt Securities of such series and such default or breach continues for a period of 60 consecutive days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of 25% or more in aggregate principal amount of the Debt Securities of all series under the applicable Indenture affected thereby; (d) an involuntary case or other proceeding shall be commenced against the Company or DLJSC (including for purposes of paragraph (d) and (e) hereof any DLJSC Successor) with respect to the Company or DLJSC or their respective debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or DLJSC or for any substantial part of the property and assets of the Company or DLJSC, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or DLJSC under any bankruptcy, insolvency or other similar law now or hereafter in effect; (e) the Company or DLJSC (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or DLJSC or for all or substantially all of the property and assets of the Company or DLJSC or (iii) effects any general assignment for the benefit of creditors; (f) an event of default, as defined in any one or more indentures or instruments evidencing or under which the Company has at the date of the applicable Indenture or shall thereafter have outstanding an aggregate of at least $25,000,000 aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten days after notice thereof shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Debt Securities at the time outstanding under the applicable Indenture; provided that if such event of default under such indentures or instruments shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default under the applicable Indenture by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders; (g) failure by the Company to make any payment at maturity, including any applicable grace period, in respect of at least $25,000,000 aggregate principal amount of indebtedness for borrowed money and such failure shall have continued for a period of ten days after notice thereof shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Debt Securities at the time outstanding under the applicable Indenture; provided that if such failure shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default under the applicable Indenture by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders; or (h) any other Event of Default established with respect to any series of Debt Securities issued pursuant to the applicable Indenture occurs. (Section 6.1)

   Each Indenture provides that if an Event of Default described in clauses
(a) or (b) of the immediately preceding paragraph with respect to the Debt Securities of any series then outstanding thereunder occurs and is continuing, then, and in each and every such case, except for any series of Debt Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of any such affected series then outstanding under the applicable Indenture (each such series treated as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Debt Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to the applicable Indenture) of all Debt Securities of such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clauses (c) or (h) of the immediately preceding paragraph with respect to the Debt Securities of one or more series then outstanding under the applicable Indenture occurs and is continuing, then, in each and every such case, except for any series of Debt Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount (or, if the Debt Securities of any such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of the Debt Securities of all such affected series then outstanding under the applicable Indenture (treated as a single class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Debt Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to the applicable Indenture) of all Debt Securities of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clauses (d) or (e) of the immediately preceding paragraph occurs and is continuing, then the principal amount (or, if any Debt Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of all the Debt Securities then outstanding under the applicable Indenture and interest accrued thereon, if any, shall be and become immediately due and payable, without any notice or other action by any Holder or the Trustee to the full extent permitted by applicable law. If an Event of Default described in clauses (f) or (g) of the immediately preceding paragraph, or in clauses (c) or (h) of the immediately preceding paragraph with respect to the Debt Securities of all series then outstanding under the applicable Indenture, occurs and is continuing, then, in each and every such case, either the Trustee or the Holders of not less than 25% in aggregate principal amount (or, if the Debt Securities of any outstanding series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of all Debt Securities of any series then outstanding under the applicable Indenture except for any series of Debt Securities the principal of which shall have already become due and payable (treated as a single class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Debt Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series established pursuant to the applicable Indenture) of all Debt Securities of any series then outstanding under the applicable Indenture, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. Upon certain conditions such declarations may be rescinded and annulled and past defaults may be waived by the Holders of a majority in principal of the then outstanding Debt Securities of all such series that have been accelerated under the applicable Indenture (voting as a single class). (Section 6.2) Because the ability of Holders to declare the Debt Securities of any series due and payable upon an Event of Default under clauses (c),
(f), (g) or (h) of the immediately preceding paragraph depends on the requisite action by Holders of all affected series of Debt Securities under the applicable Indenture, if there is more than one series of Debt Securities outstanding, Holders of a particular series of Debt Securities may be unable to declare the Debt Securities under the applicable Indenture due and payable upon an Event of Default described in clauses (c), (f), (g) or (h) of the immediately preceding paragraph without action by Holders of such other series. In October 1995, the Company issued $500,000,000 in aggregate principal amount of 6 7/8% Senior Notes due 2005 under the Senior Debt Indenture and in February 1996 issued $250,000,000 in aggregate principal amount of 5 5/8% Medium-Term-Notes due 2016 under the Senior Debt Indenture, all of which were outstanding as of the date hereof.

   Each Indenture contains a provision under which, subject to the duty of the Trustee during a default to act with the required standard of care, (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any officers' certificate, opinion of counsel (or both), resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person or persons and the Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; (ii) before the Trustee acts or refrains from acting, it may require an officers' certificate and/or an opinion of counsel, which shall conform to the requirements of the applicable Indenture and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion; subject to the terms of the applicable Indenture, whenever in the administration of the trusts of the applicable Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action under the applicable Indenture, such matter (unless other evidence in respect thereof be specifically prescribed in the applicable Indenture) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an officers' certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of the applicable Indenture upon the faith thereof; (iii) the Trustee may act through its attorneys and agents not regularly in its employ and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care; (iv) any request, direction, order or demand of the Company mentioned in the applicable Indenture shall be sufficiently evidenced by an officers' certificate (unless other evidence in respect thereof be specifically prescribed in the applicable Indenture); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company; (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the applicable Indenture at the request, order or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction; (vi) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with the applicable Indenture relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the applicable Indenture; (vii) the Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it under the applicable Indenture in good faith and in reliance thereon; and (viii) prior to the occurrence of an Event of Default under the applicable Indenture and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, officers' certificate, opinion of counsel, Board Resolution, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Debt Securities of all series affected then outstanding under the applicable Indenture; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of the applicable Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding. (Section 7.2)

   Subject to such provisions in the applicable Indenture for the indemnification of the Trustee and certain other limitations, the Holders of at least a majority in aggregate principal amount (or, if any Debt Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of the outstanding Debt Securities under the applicable Indenture of all series affected (voting as a single class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series by the applicable Indenture; provided, that the Trustee may refuse to follow any direction that conflicts with law or the applicable Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders not joining in the giving of such direction; and provided further, that the Trustee may take any other action it deems proper that is not inconsistent with any directions received from Holders of Debt Securities pursuant to this paragraph. (Section 6.5)

   Subject to various provisions in the applicable Indenture, the Holders of at least a majority in principal amount (or, if the Debt Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof established pursuant to the applicable Indenture) of the outstanding Debt Securities under the applicable Indenture of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Debt Securities of such series and its consequences, except a Default in the payment of principal of or interest on any Debt Security as specified in clauses (a) or (b) of Section 6.1 of the applicable Indenture or in respect of a covenant or provision of the applicable Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Debt Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Debt Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the applicable Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. (Section 6.4)

   Each Indenture provides that no Holder of any Debt Securities of any series may institute any proceeding, judicial or otherwise, with respect to the applicable Indenture or the Debt Securities of such series, or for the appointment of a receiver or trustee, or for any other remedy under the applicable Indenture, unless: (i) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of such series; (ii) the Holders of at least 25% in aggregate principal amount of outstanding Debt Securities of all such series affected under the applicable Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under the applicable Indenture; (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Debt Securities of all such affected series under the applicable Indenture have not given the Trustee a direction that is inconsistent with such written request. A Holder may not use the applicable Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder. (Section 6.6)

   Each Indenture contains a covenant that the Company will file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. (Section 4.5)

DISCHARGE, DEFEASANCE AND COVENANT DEFEASANCE

   Each Indenture provides with respect to each series of Debt Securities that the Company may terminate its obligations under the Debt Securities of any series and the applicable Indenture with respect to Debt Securities of such series if: (i) all Debt Securities of such series previously authenticated and delivered, with certain exceptions, have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it under the applicable Indenture; or (ii) (a) the Debt Securities of such series mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (b) the Company irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders of such Debt Securities for that purpose, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment, to pay the principal of and interest on the Debt Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it under the applicable Indenture, and (c) the Company delivers to the Trustee an officers' certificate and an opinion of counsel, in each case stating that all conditions precedent provided for in the applicable Indenture relating to the satisfaction and discharge of the applicable Indenture with respect to the Debt Securities of such series have been complied with. With respect to the foregoing clause (i), only the Company's obligations to compensate and indemnify the Trustee under the applicable Indenture shall survive. With respect to the foregoing clause (ii), only the Company's obligations to execute and deliver Debt Securities of such series for authentication, to set the terms of the Debt Securities of such series, to maintain an office or agency in respect of the Debt Securities of such series, to have moneys held for payment in trust, to register the transfer or exchange of Debt Securities of such series, to deliver Debt Securities of such series for replacement or to be canceled, to compensate and indemnify the Trustee and to appoint a successor trustee, and its right to recover excess money held by the Trustee shall survive until such Debt Securities are no longer outstanding. Thereafter, only the Company's obligations to compensate and indemnify the Trustee, and its right to recover excess money held by the Trustee shall survive. (Section 8.1)

   Each Indenture provides that the Company (i) will be deemed to have paid and will be discharged from any and all obligations in respect of the Debt Securities of any series under the applicable Indenture, and the provisions of the applicable Indenture will, except as noted below, no longer be in effect with respect to the Debt Securities of such series ("legal defeasance") and (ii) may, in the case of the Senior Debt Indenture, omit to comply with any term, provision or condition of the applicable Indenture described above under "--Negative Pledge" (or in the case of each Indenture omit to comply with any other specific covenant relating to such series provided for in a Board Resolution or supplemental indenture which may by its terms be defeased pursuant to such Indenture), and such omission shall be deemed not to be an Event of Default under clauses (c) or (h) of the first paragraph of "--Events of Default" with respect to the outstanding Debt Securities of a series under the applicable Indenture ("covenant defeasance"); provided that the following conditions shall have been satisfied: (a) the Company has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Debt Securities of such series, for payment of the principal of and interest on the Debt Securities of such series, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the principal of and accrued interest on the outstanding Debt Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be; (b) such deposit will not result in a breach or violation of, or constitute a default under, the applicable Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound; (c) no Default with respect to such Debt Securities of such series shall have occurred and be continuing on the date of such deposit; (d) the Company shall have delivered to the Trustee an opinion of counsel that (1) the Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this provision of the applicable Indenture and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (2) the Holders of the Debt Securities of such series have a valid security interest in the trust funds subject to no prior liens under the Uniform Commercial Code, and
(e) the Company has delivered to the Trustee an officers' certificate and an opinion of counsel, in each case stating that all conditions precedent provided for the applicable Indenture relating to the defeasance contemplated have been complied with. In the case of legal defeasance under clause (i) above, the opinion of counsel referred to in clause (d)(1) above may be replaced by a ruling directed to the Trustee received from the Internal Revenue Service to the same effect. Subsequent to legal defeasance under clause (i) above, the Company's obligations to execute and deliver Debt Securities of such series for authentication, to set the terms of the Debt Securities of such series, to maintain an office or agency in respect of the Debt Securities of such series, to have moneys held for payment in trust, to register the transfer or exchange of Debt Securities of such series, to deliver Debt Securities of such series for replacement or to be canceled, to compensate and indemnify the Trustee and to appoint a successor trustee, and its right to recover excess money held by the Trustee shall survive until such Debt Securities are no longer outstanding. After such Debt Securities are no longer outstanding, in the case of legal defeasance under clause (i) above, only the Company's obligations to compensate and indemnify the Trustee and its right to recover excess money held by the Trustee shall survive. (Sections 8.2 and 8.3)

MODIFICATION OF THE INDENTURES

   Each Indenture provides that the Company and the Trustee may amend or supplement the applicable Indenture or the Debt Securities of any series without notice to or the consent of any Holder: (1) to cure any ambiguity, defect or inconsistency in the applicable Indenture; provided that such amendments or supplements shall not materially and adversely affect the interests of the Holders; (2) to comply with Article 5 of the applicable Indenture in connection with a consolidation or merger of the Company or the sale, conveyance, transfer, lease or other disposal of all or substantially all of the property and assets of the Company; (3) to comply with any requirements of the Commission in connection with the qualification of the applicable Indenture under the Trust Indenture Act; (4) to evidence and provide for the acceptance of appointment under the applicable Indenture with respect to the Debt Securities of any or all series by a successor Trustee;
(5) to establish the form or forms or terms of Debt Securities of any series or of the coupons pertaining to such Debt Securities as permitted under the applicable Indenture; (6) to provide for uncertificated or unregistered Debt Securities and to make all appropriate changes for such purpose; or (7) to make any change that does not materially and adversely affect the rights of any Holder. (Section 9.1)

   Each Indenture also contains provisions whereby the Company and the Trustee, subject to certain conditions, without prior notice to any Holders, may amend the applicable Indenture and the outstanding Debt Securities of any series with the written consent of the Holders of a majority in principal amount of the Debt Securities then outstanding under the applicable Indenture of all series affected by such amendment (all such series voting as one class), and the Holders of a majority in principal amount of the outstanding Debt Securities under the applicable Indenture of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the applicable Indenture or the Debt Securities of such series. Notwithstanding the foregoing provisions, without the consent of each Holder affected thereby, an amendment or waiver, including a waiver pursuant to Section 6.4 of the applicable Indenture, may not: (i) extend the stated maturity of the principal of, or any sinking fund obligation or any installment of interest on, such Holder's Debt Security, or reduce the principal thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Debt Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor; (ii) reduce the percentage in principal amount of outstanding Debt Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the applicable Indenture or certain Defaults and their consequences provided for in the applicable Indenture; (iii) waive a Default in the payment of principal of or interest on any Debt Security of such Holder; or
(iv) modify any of the provisions of this provision of the applicable Indenture, except to increase any such percentage or to provide that certain other provisions of the applicable Indenture cannot be modified or waived without the consent of the Holder of each outstanding Debt Security thereunder affected thereby. A supplemental indenture which changes or eliminates any covenant or other provision of the applicable Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of Holders of Debt Securities of such series with respect to such covenant or provision, shall be deemed not to affect the rights under the applicable Indenture of the Holders of Debt Securities of any other series or of the coupons appertaining to such Debt Securities. It shall not be necessary for the consent of any Holder under this provision of the applicable Indenture to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof. After an amendment, supplement or waiver under this section of the applicable Indenture becomes effective, the Company shall give to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. (Section 9.2)

GOVERNING LAW

   The Indentures and the Debt Securities will be governed by the laws of the State of New York. (Section 10.8 and Section 11.8)

CONCERNING THE TRUSTEE

   The Company and its subsidiaries maintain ordinary banking and trust relationships with The Bank of New York and its affiliates.

                             PLAN OF DISTRIBUTION

   This Prospectus has been prepared for use by DLJSC in connection with offers and sales of the Offered Securities in market-making transactions at negotiated prices related to prevailing market prices at the time of the sale. DLJSC may act as principal or agent in such transactions. DLJSC has advised the Company that it currently intends to make a market in the Offered Securities, but it is not obligated to do so and may discontinue any such market-making at any time without notice. Accordingly, no assurance can be given as to the liquidity of, or the trading market for, the Offered Securities.

                                LEGAL MATTERS

   Unless otherwise indicated in the applicable Prospectus Supplement, the validity of the Securities and certain other legal matters in connection with the offering of the Securities will be passed upon by Michael A. Boyd, Senior Vice President and General Counsel to the Company, and Davis Polk & Wardwell. Mr. Boyd owns 22,466 restricted stock units of the Company and holds options to purchase 39,772 shares of Common Stock. Davis Polk & Wardwell from time to time provides legal services to the Company and its subsidiaries.

                                   EXPERTS

   The consolidated financial statements and financial statement schedule of the Company as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995 have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS, IN CONNECTION WITH ANY OFFERING CONTEMPLATED HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, ANY AGENT OR DEALER. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS NOR ANY SALE MADE HEREUNDER OR THEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF OR THEREOF. NEITHER THIS PROSPECTUS SUPPLEMENT NOR THE ACCOMPANYING PROSPECTUS SHALL CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                 -----------

                              TABLE OF CONTENTS

                                                PAGE
                                               ------
            PROSPECTUS SUPPLEMENT
Incorporation of Certain Information by
 Reference..................................     S-3
Description of Notes........................     S-4
Special Provisions Relating to Foreign
 Currency Notes.............................    S-18
Foreign Currency Risks......................    S-22
United States Tax Considerations............    S-24
Plan of Distribution........................    S-32
Experts.....................................    S-32
                 PROSPECTUS
Available Information ......................       2
Incorporation of Certain Information by
 Reference .................................       2
Use of Proceeds.............................       3
Ratios of Earnings to Fixed Charges and
 Earnings to Combined Fixed Charges and
 Preferred Stock Dividends..................       3
The Company.................................       4
Description of Capital Stock ...............       6
Description of Debt Securities .............       9
Plan of Distribution .......................      22
Legal Matters ..............................      22
Experts ....................................      22

                                 $300,000,000

                             DONALDSON, LUFKIN &
                                JENRETTE, INC.

                              MEDIUM-TERM NOTES
                              DUE NINE MONTHS OR
                           MORE FROM DATE OF ISSUE


                               ---------------
                            PROSPECTUS SUPPLEMENT
                               ---------------



                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION




                                APRIL 8, 1997